            As filed with the Securities and Exchange Commission on July 9, 2004
                                                    1933 Act File No. 333-115651
                                                     1940 Act File No. 811-21519

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933          [ ]
                             PRE-EFFECTIVE AMENDMENT NO. 1        [X]
                           POST-EFFECTIVE AMENDMENT NO.           [ ]

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                  AMENDMENT NO. 5                 [ ]
                        (CHECK APPROPRIATE BOX OR BOXES)

          EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND OPPORTUNITIES FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

     THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MASSACHUSETTS 02109
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (617) 482-8260

                                 ALAN R. DYNNER
     THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MASSACHUSETTS 02109
                     NAME AND ADDRESS (OF AGENT FOR SERVICE)

                          COPIES OF COMMUNICATIONS TO:

    MARK P. GOSHKO, ESQ.                            THOMAS E. HALE, ESQ.
 KIRKPATRICK & LOCKHART LLP             SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
      75 STATE STREET                       333 WEST WACKER DRIVE, SUITE 2100
BOSTON, MASSACHUSETTS 02109                       CHICAGO, ILLINOIS 60606

      APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

      If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

      It is proposed that this filing will become effective (check appropriate box):
            [x] when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

=================================================================================================================
                                                              PROPOSED          PROPOSED
                                         AMOUNT BEING         MAXIMUM            MAXIMUM            AMOUNT OF
                                          REGISTERED          OFFERING          AGGREGATE       REGISTRATION FEES
TITLE OF SECURITIES BEING REGISTERED          (1)          PRICE PER UNIT    OFFERING PRICE          (1) (2)
                                                                (1)                (1)
-----------------------------------------------------------------------------------------------------------------
Auction Preferred Shares of                  5,800            $25,000         $145,000,000         $18,371.50
Beneficial Interest, $0.01 par value
=================================================================================================================

(1) Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

(2) A registration fee of $126.70 was previously paid in connection with the initial filing on May 20, 2004.

                      ------------------------------------


      THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

THE INFORMATION IN THIS PROSPECTUS IS INCOMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND WE ARE NOT SOLICITING OFFERS TO BUY THESE SECURITIES, IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PRELIMINARY PROSPECTUS            SUBJECT TO COMPLETION            July 12, 2004
--------------------------------------------------------------------------------

$145,000,000

                EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND OPPORTUNITIES FUND

                2,000 SHARES, SERIES A
                2,000 SHARES, SERIES B
                1,800 SHARES, SERIES C
[EATON VANCE LOGO]

AUCTION PREFERRED SHARES
LIQUIDATION PREFERENCE $25,000 PER SHARE

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE. Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the "Fund") is a recently organized, diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of after-tax total return. The Fund's return is expected to consist primarily of tax-advantaged dividend income and capital appreciation. In its investment program, the Fund will consider the potential effects of inflation on shareholder capital.

INVESTMENT ADVISER. The Fund's investment adviser is Eaton Vance Management ("Eaton Vance" or the "Adviser"). As of May 31, 2004, Eaton Vance and its subsidiaries managed approximately $86.2 billion on behalf of funds, institutional clients and individuals, including approximately $28.2 billion in tax-managed equity fund assets.

PORTFOLIO CONTENTS. Under normal market conditions, the Fund will invest at least 80% of its total managed assets in dividend-paying common and preferred stocks of U.S. and foreign issuers that Eaton Vance believes at the time of investment are eligible to pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains, which reach a maximum of 15% ("tax-advantaged dividends"). In selecting securities, the Adviser will seek common and preferred stocks of issuers that are, in the opinion of the Adviser, undervalued or inexpensive relative to the overall market. During periods of high or rising concern about inflation, the Fund may emphasize investments in common stocks of issuers whose businesses are related to "hard assets," such as energy, other natural resources and real estate ("Hard Asset Stocks"). Initially, the Fund expects to invest approximately 30%-40% of its total managed assets in Hard Asset Stocks. The Fund may invest in common and preferred stocks of both U.S. and foreign issuers. Under normal market conditions, the Fund will invest at least 25% of its total managed assets in the securities of U.S. issuers and at least 35% of its total managed assets in the securities of issuers located in countries other than the United States ("Non-U.S. Issuers"). Initially, the Fund intends to invest approximately 45%-55% of its total managed assets in Non-U.S. Issuers. The Fund may invest up to 15% of its total managed assets in issuers located in emerging market countries. The Adviser retains broad discretion to allocate the Fund's investments between common and preferred stocks in a manner that it believes will best effectuate the Fund's objective. Initially, the Fund expects to invest approximately 75%-85% of its total managed assets in common stocks and approximately 15%-25% of its total managed assets in preferred stocks.

                                                (continued on inside cover page)

INVESTING IN AUCTION PREFERRED SHARES ("APS") INVOLVES CERTAIN RISKS. SEE "INVESTMENT OBJECTIVE, POLICIES AND RISKS--RISK CONSIDERATIONS" BEGINNING ON PAGE 24.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                              PRICE TO PUBLIC   SALES LOAD   PROCEEDS TO FUND(1)
----------------------------------------------------------------------------------------------------------------
Per Share                                                             $25,000         $250           $24,750
----------------------------------------------------------------------------------------------------------------
Total                                                          $  145,000,000   $1,450,000      $143,550,000
----------------------------------------------------------------------------------------------------------------

(1) Plus accumulated dividends, if any, from the date the Auction Preferred Shares are issued, but before offering expenses payable by the Fund estimated to be approximately $463,372. The Fund and Adviser have agreed to indemnify the Underwriters against certain liabilities under the Securities Act of 1933, as amended. See "Underwriting."

The Underwriters are offering the APS subject to various conditions. The Underwriters expect to deliver the APS in book-entry form, through the
facilities of The Depository Trust Company to purchasers on or about July   ,
2004.

UBS INVESTMENT BANK
                               MERRILL LYNCH & CO.
                                                     WACHOVIA SECURITIES

--------------------------------------------------------------------------------

(continued from the previous page)

The Fund seeks dividend income that qualifies for favorable federal income tax treatment. Under federal income tax law enacted on May 28, 2003, tax-advantaged dividends received by individual shareholders are taxed at long-term capital gain tax rates, which reach a maximum of 15%, provided certain holding period and other requirements are satisfied. Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria.

Capitalized terms not otherwise defined are defined in the Glossary that appears at the end of this Prospectus. The APS are offered at a price per share of $25,000 subject to a sales load of $250 per share.

Dividends on the APS of the Fund offered hereby will be cumulative from the Date of Original Issue and payable commencing on the dates specified below (an "Initial Dividend Payment Date") and thereafter generally on the days specified below, subject to certain exceptions. The cash dividend rate (the "Applicable Rate") on the APS for the Initial Dividend Period on such dates will be the per annum rate specified below:

                                                            INITIAL DIVIDEND        INITIAL
                                                              PAYMENT DATE      APPLICABLE RATE
                                                            -----------------   ---------------
Series A..................................................
Series B .................................................
Series C (1)..............................................

---------------

(1) The Initial Dividend Period for Series C will be a Dividend Period of   days
    ending         , 2004.

The APS will not be registered on any stock exchange or on any automated quotation system. APS may only be bought or sold through an Order at an Auction with or through a broker-dealer that has entered into an agreement with the Auction Agent of the Fund or in a secondary market that may be maintained by certain broker-dealers. These broker-dealers are not required to maintain this market and it may not provide you with liquidity. An increase in the level of interest rates, particularly during any Special Dividend Period that is a Long-Term Dividend Period as discussed in "Description of APS--Dividends and Dividend Periods--General," likely will have an adverse effect on the secondary market price of the APS, and a selling shareholder may sell APS between Auctions at a price per share of less than $25,000.

Each prospective purchaser should review carefully the detailed information regarding the Auction Procedures which appears in this Prospectus and the Fund's Statement of Additional Information and should note that (i) an Order constitutes an irrevocable commitment to hold, purchase or sell APS based upon the results of the related Auction, (ii) the Auctions will be conducted through telephone communications, (iii) settlement for purchases and sales will be on the Business Day following the Auction and (iv) ownership of APS will be maintained in book-entry form by or through the Securities Depository. In certain circumstances, holders of APS ("APS Shareholders") may be unable to sell their APS in an Auction and thus may lack liquidity of investment. The APS may only be transferred pursuant to a Bid or a Sell Order placed in an Auction through a Broker-Dealer to the Auction Agent or in the secondary market, if any.

This Prospectus sets forth concisely information you should know before investing in the APS. Please read and retain this Prospectus for future
reference. A Statement of Additional Information for the Fund dated July   ,
2004 has been filed with the SEC and can be obtained without charge by calling 1-800-225-6265 or by writing to the Fund. The table of contents to the Statement of Additional Information is located at page 61 of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information of the Fund. The Statement of Additional Information is available along with other Fund-related materials at the SEC's internet web site (http://www.sec.gov). The Fund's address is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, and its telephone number is 1-800-225-6265.

The APS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized any other person to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Prospectus summary....................    1
Financial highlights..................    9
The Fund..............................   10
Use of proceeds.......................   10
Capitalization........................   11
Portfolio composition.................   11
Investment objective, policies and
  risks...............................   12
Management of the Fund................   31
Description of APS....................   33
The Auctions..........................   42
Taxes.................................   50
Description of capital structure......   55
Certain provisions of the Declaration
  of Trust............................   56
Underwriting..........................   58
Shareholder Servicing Agent, custodian
  and transfer agent..................   58
Legal opinions........................   59
Independent registered public
  accounting firm.....................   60
Additional information................   60
Table of contents for the Statement of
  Additional Information..............   61
The Fund's privacy policy.............   61
Glossary..............................   62

--------------------------------------------------------------------------------

Prospectus summary

This is only a summary. You should review the more detailed information contained in this Prospectus and in the Fund's Statement of Additional Information.

THE FUND

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the "Fund") is a recently organized, diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on February 27, 2004. The Fund has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's principal office is located at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, and its telephone number is 1-800-225-6265. The Fund commenced operations on April 30, 2004 upon the closing of an initial public offering of its common shares of beneficial interest, par value $0.01 per share ("Common Shares"). The Common Shares of the Fund are traded on the New York Stock Exchange ("NYSE") under the symbol "ETO." In connection with the initial public offering of the Fund's Common Shares, the underwriters of the Common Shares offering were granted an option to purchase additional shares to cover over-allotments.

Certain of the capitalized terms used in this Prospectus are defined in the Glossary that appears at the end of this Prospectus.

THE OFFERING

The Fund is offering, pursuant to this Prospectus, preferred shares of beneficial interest, par value $0.01 per share, which have been designated Auction Preferred Shares, Series A, Series B and Series C (collectively, the "APS"). Issuance of the APS represents the leveraged financing contemplated in connection with the offering of the Common Shares of the Fund.

The Fund is offering 2,000 Auction Preferred Shares, Series A, 2,000 Auction Preferred Shares, Series B and 1,800 Auction Preferred Shares, Series C at a purchase price of $25,000 per share plus accumulated dividends, if any, from the Date of Original Issue. The APS are being offered through a group of underwriters (collectively, the "Underwriters") led by UBS Securities LLC. See "Underwriting."

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide a high level of after-tax total return. The Fund's return is expected to consist primarily of tax-advantaged dividend income and capital appreciation. In its investment program, the Fund will consider the potential effects of inflation on shareholder capital.

Under normal market conditions, the Fund will invest at least 80% of its total managed assets in dividend-paying common and preferred stocks of U.S. and foreign issuers that Eaton Vance believes at the time of investment are eligible to pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains, which reach a maximum of 15% ("tax-advantaged dividends"). The remainder of the Fund's portfolio may be invested in stocks and other investments that pay dividends, distributions or other amounts taxable for federal income tax purposes at rates applicable to ordinary income. The Adviser retains broad discretion to allocate the Fund's investments between common and preferred stocks in a manner that it believes will best effectuate the Fund's objective. Initially, the Fund expects to invest approximately 75%-85% of its total managed assets in common stocks and approximately 15%-25% of its total managed assets in preferred stocks. The Fund may invest in common and preferred stocks of both domestic and foreign issuers. Under normal market conditions, the Fund will invest at least 25% of its total managed assets in the securities of U.S. issuers and at least 35% of its total managed assets in the securities of issuers located in countries other than the United States ("Non-U.S. Issuers"). This means, at times, the Fund may invest up to 65% of its total managed assets in securities of U.S. issuers and, at other times, the Fund may invest up to 75% of its total managed assets in securities of Non-U.S. Issuers. Initially, the Fund intends to invest approximately 45%-55% of its total managed assets in Non-U.S. Issuers. The Fund may invest up to 15% of its total managed assets in issuers located in emerging market countries. Under normal market conditions, the Fund will invest in issuers located in at least three countries, including the United States. Under normal market conditions, the Fund expects, with respect to that portion of its total assets invested in preferred stocks, to invest primarily in preferred stocks of investment grade quality (which is at least BBB- as determined by Standard & Poor's Ratings Group ("S&P") or Fitch Ratings ("Fitch"), Baa3 as determined by Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined to be of comparable quality by Eaton Vance). However, the Fund may from time to time purchase preferred stocks of below investment grade quality that, at the time of purchase, are rated at least B as determined by S&P, Fitch or Moody's or, if unrated, are determined to be of comparable quality by Eaton Vance. Securities of below investment grade quality commonly are referred to as "junk" preferred stocks and bonds, as the case may be. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event of a downgrade of an assessment of credit quality or the withdrawal of a rating. Securities rated in the lowest investment grade rating (BBB- or Baa3) may have certain speculative characteristics. Below investment grade quality securities are considered to be predominantly speculative because of the credit risk of the issuers. See "Investment objective, policies and risks--Additional risk considerations--Non-investment grade securities risk."

The Fund seeks to invest in securities expected to generate dividend income that qualifies for favorable federal income tax treatment. Under federal income tax law enacted on May 28, 2003, tax-advantaged dividends received by individual shareholders are taxed at long-term capital gain tax rates, which reach a maximum of 15%. Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to holders of the Fund's shares of beneficial interest ("Shareholders"). For the Fund to receive tax-advantaged dividend income, the Fund must hold stock paying an otherwise tax-advantaged dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 181-day period, in the case of certain preferred stocks). Although current law only provides a 120-day and 180-day period of holding such stock, a proposed technical correction to the law would extend such periods to 121 days and 181 days. The Treasury Department and the Internal Revenue Service ("IRS") have announced that taxpayers may apply the extended period as if the legislation were already enacted in filing their federal income tax returns. In addition, the Fund cannot be obligated to make related payments (pursuant to a short sale or otherwise) with respect to positions in any security that is substantially similar or related property with respect to such stock. Similar provisions apply to each Shareholder's investment in the Fund. In order for otherwise tax-advantaged dividends from the Fund received by a Shareholder to be taxable at long-term capital gains rates, the Shareholder must hold his or her Fund shares for more than 60 days during the 121-day period surrounding the ex-dividend date. The provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to tax-advantaged dividends are effective for tax years beginning on or before December 31, 2008. Thereafter, higher tax rates will apply unless further legislative action is taken.

In addition to investing in stocks that pay tax-advantaged dividends, the Fund may also invest a portion of its assets in stocks and other securities that generate fully taxable ordinary income (i.e., income other than tax-advantaged dividends). For any year, so long as the Fund's fully taxable ordinary income and net realized short-term gains are offset by expenses of the Fund, all of the Fund's income distributions would be characterized as tax-advantaged dividends. There can be no assurance that a portion of the Fund's income distributions will not be fully taxable as ordinary income.

Eaton Vance currently believes that the U.S. and global economies may be in the early stages of transitioning from a more than 20 year cycle of disinflation, characterized by generally low and moderating inflation, to a new cycle of generally rising inflation. Eaton Vance believes that, during periods of high or rising concern about inflation, investments in common stocks of certain types of issuers whose businesses are related to "hard assets" ("Hard Asset Stocks") can support the Fund's objective to achieve high after-tax total return. The value of such businesses and hence their common stock prices normally appreciate in higher inflationary environments. Hard Asset Stocks may include those of issuers whose businesses are related to energy, other natural resources and real estate. Reflecting Eaton Vance's current outlook on inflation, the Fund expects initially to invest approximately 30%-40% of its total managed assets in Hard Asset Stocks.

The Fund may not invest 25% or more of its total managed assets in the securities of issuers in any single industry or group of industries. The Fund may invest a significant portion of its assets in securities of issuers in any single industry or sector of the economy if companies in that industry or sector meet the Fund's investment criteria. The Fund may invest a significant portion of its assets in each of the energy, raw materials, real estate, utilities and financial services sectors.

The Fund anticipates making significant investments in natural resource-related common stocks in the energy and raw materials sectors. Natural resource-related common stocks are issued by companies engaged in exploring for, developing, processing, fabricating, producing, distributing, dealing in or owning natural resources, companies engaged in the creation or development of technologies for the production or use of natural resources, and companies engaged in the furnishing of technology, equipment, supplies or services to the natural resources area. Natural resources include substances, materials and energy derived from natural sources that have economic value. Examples of natural resources include precious metals (e.g., gold, silver and platinum), ferrous and nonferrous metals (e.g., iron, aluminum, copper, nickel, lead and zinc), minerals, energy resources (e.g., coal, oil, natural gas, uranium, hydropower), timber and timberland, agricultural land and commodities, water, marine resources and alternative energy resources (e.g., solar, wind, geothermal and tidal energy).

The Fund may also make significant investments in the real estate, utilities and financial services sectors. Companies in the real estate sector include, for example, real estate investment trusts ("REITs") that either own properties or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings, and other companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. The utilities sector includes companies engaged in the manufacture, production, generation, transmission, sale or distribution of water, gas, and electric energy as well as companies that provide communication services. Companies in the financial services sector include, for example, commercial banks, savings and loan associations, brokerage and investment companies, insurance companies, and consumer and industrial finance companies.

If the Fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries or sectors of the economy. To the extent that the Fund's portfolio is composed significantly of stocks in the energy, raw materials, real estate, utilities, and financial services sectors, the Fund will be more exposed to the particular risks associated with those sectors. However, if market conditions change, the Fund's portfolio would not necessarily be so composed of stocks in these sectors, but could be composed significantly of stocks of issuers in other market sectors. See "Investment objective, policies and risks--Additional risk considerations--Sector risk."

The Fund may seek to enhance the level of dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund sells a stock on or shortly after the stock's ex-dividend date and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this practice, the Fund may receive more dividend payments over a given period of time than if it held a single stock. Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income the Fund receives over this period. For example, during the course of a single year it may be possible through dividend capture trading for the Fund to receive five or more dividend payments with respect to Fund assets attributable to dividend capture trading where it may only have received four payments in a hold only strategy. In order for dividends received by the Fund to qualify as tax-advantaged dividends, the Fund must comply with the holding period requirements described herein. Dividend capture trading by the Fund will take account of this consideration. The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.

INVESTMENT STRATEGY

A team of Eaton Vance investment professionals is responsible for the overall management of the Fund's investments, including the allocation between common and preferred stocks and between U.S. and non-U.S. investments. Individual members of this team with specialized expertise are responsible for the day-to-day management of different portions of the Fund's portfolio. The Fund's investments are actively managed, and securities may be bought or sold on a daily basis.

In selecting securities, the Fund invests primarily in dividend-paying common and preferred stocks of U.S. and non-U.S. companies that produce attractive levels of tax-advantaged dividend income and are, in the opinion of the Adviser, undervalued or inexpensive relative to the overall market. Stocks may be undervalued in relation to other investments due to adverse economic or other near-term difficulties that cause them not to achieve their expected financial potential. Undervaluation may also arise because companies are misunderstood by investors or because they are out of step with favored market themes. For its investments in common stocks, the Fund also generally seeks to invest in positions that the Adviser believes have the potential for growth of income and capital appreciation over time. The Fund will take into consideration the Adviser's expectations for inflation and may, during periods of high or rising concern about inflation, make substantial investments in Hard Asset Stocks. For its investments in preferred stocks, the Fund will also take into consideration the interest rate sensitivity of the investments and the Adviser's interest rate expectations.

Investment decisions are made primarily on the basis of fundamental research. The portfolio managers utilize information provided by, and the expertise of, the Adviser's research staff in making investment decisions. In selecting stocks, the portfolio managers consider (among other factors) a company's earnings or cash flow capabilities, dividend prospects and tax treatment of a company's dividends, the strength of the company's business franchises and estimates of the company's net value. Many of these considerations are subjective.

The Fund seeks to achieve high after-tax returns in part by minimizing the taxes incurred by individual Shareholders in connection with the Fund's investment income and realized capital gains. The Fund seeks to minimize distributions that are taxed as ordinary income by investing principally in common and preferred stocks that pay tax-advantaged dividends and generally by avoiding net realized short-term capital gains and fully taxable ordinary income in excess of the Fund's expenses. The Fund seeks to minimize distributions taxed as long-term capital gains by avoiding or minimizing the sale of portfolio securities with large accumulated capital gains. When a decision is made to sell a particular appreciated security, the portfolio managers will select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis. The portfolio managers may sell securities to realize capital losses that can be used to offset realized gains (but not tax-advantaged dividends or other ordinary income).

To seek to protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as the purchase and sale of futures contracts on stocks and stock indices and options thereon, the purchase of put options and the sale of call options on securities held, equity swaps, covered short sales, forward sales of stocks and the purchase and sale of forward currency exchange contracts and currency futures). By using these techniques rather than selling appreciated securities, the Fund can, within certain limitations, reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. In order to seek to protect against adverse changes in the value of the Fund's portfolio from changes in the value of foreign currencies, the Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency, may enter into forward contracts to purchase or sell securities or foreign currencies at a future date, or may buy or sell a foreign currency option or futures contract for such amount. Derivative instruments may also be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. Dividends received on securities with respect to which the Fund is obligated to make related payments (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income (i.e., income other than tax-advantaged dividends). In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for favorable tax treatment. The Fund may invest up to 20% of its total managed assets in derivative instruments acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, markets indices and/or currencies consistent with its investment objective and policies), provided that no more than 10% of the Fund's total managed assets may be invested in such derivative instruments acquired for speculative purposes.

The foregoing policies relating to investment in common and in preferred stocks are the Fund's primary investment policies. In addition to its primary investment policies involving investments in common and preferred stocks, the Fund may invest to a limited extent in bonds and other debt securities and engage in certain other investment practices. For federal income tax purposes, the Fund's income from bonds, other debt securities and most derivative instruments would be taxable as ordinary income and would not be eligible for treatment as tax-advantaged dividends. See "Investment objective, policies and risks--Additional investment practices."

INVESTMENT ADVISER AND ADMINISTRATOR

Eaton Vance, an indirect wholly-owned subsidiary of Eaton Vance Corp., is the Fund's investment adviser and administrator. See "Management of the Fund." As of May 31, 2004, Eaton Vance and its subsidiaries managed approximately $86.2 billion on behalf of funds, institutional clients and individuals, including approximately $28.2 billion in tax-managed equity fund assets.

RISK FACTORS SUMMARY

Risk is inherent in all investing. Therefore, before investing in the Fund you should consider certain risks carefully. The primary risks of investing in APS are:

+ If an Auction fails, you may not be able to sell some or all of your APS;

+ Because of the nature of the market for APS, you may receive less than the price you paid for your shares if you sell them outside of the Auction, especially when market interest rates are rising;

+ A Rating Agency could downgrade APS, which could affect liquidity;

+ The Fund may be forced to redeem your APS to meet regulatory or Rating Agency requirements or may elect to redeem your APS in certain circumstances;

+ In extraordinary circumstances, the Fund may not earn sufficient income from its investments to pay dividends;

+ If long-term interest rates rise, the value of the Fund's investment in preferred stock, paying fixed dividends and debt securities will decline, reducing the asset coverage for its APS;

+ Due to market fluctuations, the value of the Fund's investments in common stock may fall, reducing the asset coverage for its APS;

+ The Fund will invest a significant portion of its assets in foreign securities. Under normal market conditions, the Fund will invest at least 25% of its total managed assets in securities of issuers located in the United States and at least 35% of its total managed assets in securities of issuers located in countries other than the United States. The Fund may invest up to 15% of its total managed assets in issuers located in emerging market countries. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States.

+ The Fund may invest a significant portion of its assets in securities of issuers in any single industry or sector of the economy if companies in that industry or sector meet the Fund's investment criteria. If the Fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries or sectors of the economy. The Fund may invest a significant portion of its assets in each of the energy, raw materials, real estate, utilities and financial services sectors. This may make the Fund more susceptible to adverse economic, political, or regulatory occurrences affecting these sectors. As the percentage of the Fund's assets invested in a particular sector increases, so does the potential for fluctuation in the Fund's investments and therefore reduced asset coverage for its APS;

+ If an issuer of an obligation in which the Fund invests is downgraded or defaults, there may be a negative impact on the income and/or asset value of the Fund's portfolio; and

+ The Fund's investments in preferred stock and bonds of below investment grade quality are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, non-investment grade quality securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of non-investment grade quality securities are more likely to default on their payments of interest and principal owed to the Fund, and such defaults will reduce the Fund's net asset value and income distributions. The prices of these lower rated obligations are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer's revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates.

For additional general risks of investing in APS of the Fund, see "Investment objective, policies and risks--Risk considerations."

TRADING MARKET

APS are not listed on an exchange. Instead, you may buy or sell APS at an Auction that normally is held on the dates set forth below by submitting Orders to a broker-dealer that has entered into an agreement with the Auction Agent (a "Broker-Dealer") or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the Auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in APS outside of Auctions but may discontinue this activity at any time. There is no assurance that a secondary market will develop, or if it does develop, that it will provide shareholders with liquidity. You may transfer APS outside of Auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

The table below shows the first Auction Date for each series of APS of the Fund and the day on which each subsequent Auction will normally be held for each such series. The first Auction Date for each series of APS of the Fund will be the Business Day before the Dividend Payment Date for the Initial Dividend Period for each such series. The start date for Subsequent Dividend Periods normally will be the Business Day following the Auction Date unless the then-current Dividend Period is a Special Dividend Period, or the day that normally would be the Auction Date or the first day of the Subsequent Dividend Period is not a Business Day.

                                                              FIRST AUCTION    SUBSEQUENT
                                                                       DATE      AUCTIONS
-----------------------------------------------------------------------------------------
Series A....................................................
Series B....................................................
Series C....................................................

DIVIDENDS AND DIVIDEND PERIODS

The table below shows the dividend rate for the Initial Dividend Period of the APS offered in this Prospectus. For Subsequent Dividend Periods, APS will pay dividends based on a rate set at Auctions. For Series A, Series B and Series C APS, dividends are generally paid on the day following the end of the Dividend Period. The rate set at Auction will not exceed the Maximum Applicable Rate. See "The Auctions--Auction Procedures."

Finally, the table below shows the numbers of days of the Initial Dividend Period for the APS. Subsequent Dividend Periods generally will be seven days for Series A and Series B and 28 days for Series C APS. The Dividend Payment Date for Special Dividend Periods of other than seven days in the cases of Series A and Series B and 28 days in the case of Series C APS, will be set out in the notice designating a Special Dividend Period. See "Description of APS--Dividends and Dividend Periods."

                                                                     DIVIDEND                NUMBER OF
                                                                 PAYMENT DATE   SUBSEQUENT     DAYS OF
                                     INITIAL           DATE OF    FOR INITIAL     DIVIDEND     INITIAL
                                    DIVIDEND      ACCUMULATION       DIVIDEND      PAYMENT    DIVIDEND
                                        RATE   OF INITIAL RATE         PERIOD         DATE      PERIOD
------------------------------------------------------------------------------------------------------
Series A..........................         %
Series B..........................         %
Series C..........................         %

TAXATION

Dividends paid with respect to APS should constitute dividends for federal income tax purposes to the extent attributable to the Fund's current or accumulated earnings and profits. For a further discussion of the tax treatment of dividends paid by the Fund see "Taxes--General." Distributions of net capital gain, to the extent so designated, will be treated as long-term capital gains. There can be no assurances as to what percentage of the dividends paid on the APS will consist of tax-advantaged dividends or long-term capital gains, both of which are taxed at more favorable tax rates than ordinary income.

REDEMPTION

Although the Fund will not ordinarily redeem APS, it may be required to redeem APS if, for example, the Fund does not meet an asset coverage ratio required by law or in order to correct a failure to meet a Rating Agency guideline in a timely manner. See "Description of APS--Redemption--Mandatory redemption." The Fund may voluntarily redeem APS in certain circumstances. See "Description of APS--Redemption--Optional redemption."

LIQUIDATION PREFERENCE

The liquidation preference of the APS of each series is $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). See "Description of APS--Liquidation rights."

RATING

Shares of APS of the Fund will be issued with a credit quality rating of AAA or Aaa from both Fitch and Moody's. The Fund may at some future time look to have its APS rated by additional or Substitute Rating Agencies. Because the Fund is required to maintain at least two ratings, it must own portfolio securities of sufficient value with adequate credit quality to meet each Rating Agency's guidelines. See "Description of APS--Rating Agency guidelines and asset coverage."

VOTING RIGHTS

The 1940 Act requires that the APS Shareholders and any other Preferred Shares of the Fund, voting as a separate class, have the right to elect at least two Trustees of the Fund at all times and to elect a majority of the Trustees at any time when two years' dividends on the APS or any other Preferred Shares are unpaid. The APS Shareholders and any other Preferred Shares of the Fund will vote as a separate class on certain other matters as required under the Fund's Agreement and Declaration of Trust ("Declaration of Trust") and the 1940 Act. See "Description of APS--Voting rights" and "Certain provisions of the Declaration of Trust."

Financial highlights

Information contained in the tables below under the headings "Income (loss) from operations" and "Ratios/Supplemental data" shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on April 30, 2004 until May 31, 2004. Since the Fund commenced operations on April 30, 2004, the tables cover approximately four weeks of operations, during which a substantial portion of the Fund's assets were invested in high-quality, short-term debt securities. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.

                        FINANCIAL STATEMENTS (UNAUDITED)
                              FINANCIAL HIGHLIGHTS
                               AS OF MAY 31, 2004

                                                                           PERIOD ENDED
                                                                     MAY 31, 2004(2)(3)
---------------------------------------------------------------------------------------
Net asset value--Beginning of period(4).....................          $  19.10
INCOME (LOSS) FROM OPERATIONS
Net investment income.......................................          $  0.267
Net realized and unrealized loss............................          $ (0.130)
                                                                      --------
Total income from operations................................          $  0.137
                                                                      --------
Common share offering costs.................................          $ (0.047)
                                                                      --------
Net asset value--End of period..............................          $  19.19
                                                                      --------
Market value--End of period.................................          $  20.00
                                                                      --------
Total Investment Return on Net Asset Value(5)...............              0.47%
Total Investment Return on Market Value(5)..................              4.71%
RATIOS/SUPPLEMENTAL DATA(1)
Net assets, end of period (000's omitted)...................          $278,301
Ratios (As a percentage of average daily net assets):
  Net expenses..............................................              0.84%(6)
  Net investment income.....................................             16.79%(6)
Portfolio Turnover..........................................                23%

------------

(1) The operating expenses of the Fund reflect a reduction of the investment adviser fee and a reimbursement of expenses by the Adviser. Had such action not been taken, the ratios and net investment income per share would have been as follows:

        Ratios (As a percentage of average daily net assets):
           Expenses.................................................     1.07%(6)
           Net investment income....................................    16.56%(6)
        Net investment income per share.............................  $  0.263

(2) For the period from the start of business, April 30, 2004, to May 31, 2004.

(3) Computed using average Common Shares outstanding.

(4) Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(5) Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(6) Annualized.

--------------------------------------------------------------------------------

The Fund

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the "Fund") is a diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on February 27, 2004. The Fund has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's principal office is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, and its telephone number is 1-800-225-6265.

The Fund commenced operations on April 30, 2004 upon the closing of an initial public offering of shares of its common shares of beneficial interest, $0.01 par value (the "Common Shares"). The proceeds of such offering were $276,950,000 before the payment of offering expenses borne by the Fund. The Common Shares of the Fund are traded on the New York Stock Exchange ("NYSE") under the symbol "ETO." In connection with the initial public offering of the Fund's Common Shares, the underwriters of the Common Shares offering were granted an option to purchase, at a price of $20.00 per Common Share, 2,175,000 additional Common Shares to cover over-allotments. The over-allotment option was not exercised.

Certain of the capitalized terms used in this Prospectus are defined in the Glossary that appears at the end of this Prospectus.

Use of proceeds

The net proceeds of this offering will be approximately $143,086,628 after the payment of the sales load and expected offering costs. See "Underwriting." The Fund will invest the net proceeds of the offering in accordance with its investment objective and policies stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in securities that meet the investment objective and policies during a period estimated not to exceed three months from the completion of the offering of the APS depending on market conditions and the availability of appropriate securities. Pending such investment, the proceeds may be invested in high quality, short-term debt securities.

--------------------------------------------------------------------------------
 10

--------------------------------------------------------------------------------

Capitalization

The following table sets forth the unaudited capitalization of the Fund as of May 31, 2004 and as adjusted to give effect to the issuance of the APS offered hereby. The APS offering costs to be borne by the Fund and thus holders of Common Shares ("Common Shareholders") are estimated to be $1,913,372.

                                                                 ACTUAL      AS ADJUSTED
-----------------------------------------------------------------------------------------
                                                              (unaudited)    (unaudited)
Preferred shares, par value, $0.01 per share (no shares
  issued; 5,800 as adjusted, at $25,000 per share
  liquidation preference)...................................  $         --   $145,000,000
                                                              ============   ============
SHAREHOLDERS' EQUITY:
Common Shares, par value, $0.01 per share (14,505,000 shares
  issued and outstanding)...................................  $    145,050   $    145,050
Capital in excess of par value attributable to Common
  Shares....................................................   276,229,950    274,316,578
Net undistributed investment income.........................     3,877,345      3,877,345
Net accumulated realized gain (loss)........................    (1,479,068)    (1,479,068)
Net unrealized appreciation on investments..................      (472,757)      (472,757)
                                                              ------------   ------------
Net Assets..................................................  $278,300,520   $276,387,148
                                                              ============   ============

Portfolio composition

As of May 31, 2004, the following table indicates the approximate percentage of the Fund's portfolio invested in common stock, preferred stock and short-term obligations. Also included in the table is other information with respect to the portion of the Fund's investment portfolio invested in preferred stock as of the same date.

                                                               NUMBER OF
        INVESTMENT           S&P(1)    MOODY'S(1)   FITCH(1)    ISSUES        VALUE       PERCENT
-------------------------------------------------------------------------------------------------
Common Stock...............  --        --           --            --        215,864,180      79%
Preferred Stock............  AA        Aa           AA             1          4,017,680       1%
                             A            A          A            10         43,046,470      16%
                             BBB          Baa        BBB           2          7,115,875       3%
                             BB           Ba         BB           --                  0       0%
                             Unrated                              --                  0       0%
  Cash and cash
     equivalents...........  --        --           --            --          1,707,000       1%
                                                                           ------------     ---
  Total....................                                       13       $271,175,205     100%
                                                                  ==       ============     ===

------------
(1) Ratings: Using the higher of S&P's, Moody's or Fitch's ratings on the Fund's investments. S&P and Fitch rating categories may be modified further by a plus (+) or minus (--) in AA, A, BBB, BB, B, and CCC ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba, B, and Caa ratings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investment objective, policies and risks

INVESTMENT OBJECTIVE

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund's investment objective is to provide a high level of after-tax total return. Such return is expected to consist primarily of tax-advantaged dividend income and capital appreciation. In its investment program, the Fund will consider the potential effects of inflation on shareholder capital. The Fund's investment objective is fundamental and cannot be changed without the approval of the Shareholders, as required under the 1940 Act.

PRIMARY INVESTMENT POLICIES

GENERAL COMPOSITION OF THE FUND
Under normal market conditions, the Fund will invest at least 80% of its total managed assets in dividend-paying common and preferred stocks of U.S. and foreign issuers that Eaton Vance believes at the time of investment are eligible to pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains, which reach a maximum of 15% ("tax-advantaged dividends"). The remainder of the Fund's portfolio may be invested in stocks and other investments that pay dividends, distributions or other amounts taxable for federal income tax purposes at rates applicable to ordinary income. The Fund's policy of investing, in normal market conditions, at least 80% of its total managed assets in dividend-paying common and preferred stocks of U.S. and foreign issuers that Eaton Vance believes at the time of investment are eligible to pay tax-advantaged dividends may only be changed by the Fund's Board following the provision of 60 days prior written notice to its Shareholders. The Adviser retains broad discretion to allocate the Fund's investments between common and preferred stocks in a manner that it believes will best effectuate the Fund's objective. Initially, the Fund expects to invest approximately 75%-85% of its total managed assets in common stocks and approximately 15%-25% of its total managed assets in preferred stocks. The Fund may invest in common and preferred stocks of both domestic and foreign issuers. Under normal market conditions, the Fund will invest at least 25% of its total managed assets in the securities of U.S. issuers and at least 35% of its total managed assets in the securities of issuers located in countries other than the United States ("Non-U.S. Issuers"). This means, at times, the Fund may invest up to 65% of its total managed assets in securities of U.S. issuers and, at other times, the Fund may invest up to 75% of its total managed assets in securities of Non-U.S. Issuers. Initially, the Fund intends to invest approximately 45%-55% of its total managed assets in Non-U.S. Issuers. The Fund may invest up to 15% of its total managed assets in issuers located in emerging market countries. Under normal market conditions, the Fund will invest in issuers located in at least three countries, including the United States.

Under normal market conditions, with respect to that portion of its assets invested in preferred stocks, the Fund expects to invest primarily in preferred stocks of investment grade quality (which is at least BBB- as determined by Standard & Poor's Ratings Group ("S&P") or Fitch Ratings ("Fitch"), Baa3 as determined by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are determined to be of comparable quality by Eaton Vance). However, the Fund may from time to time purchase preferred stocks of below investment grade quality that at the time of purchase are rated at least B as determined by S&P, Fitch or Moody's or, if unrated, are determined to be of comparable quality by Eaton Vance. Securities of below investment grade quality commonly are referred to as "junk" preferred stocks and bonds, as the case may be. The Fund will not invest more than 10% of its total managed assets in preferred stocks and bonds of below investment grade quality. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event of a downgrade of an assessment of credit quality or the withdrawal of a rating. Securities rated in the lowest investment grade rating (BBB- or Baa3) may have certain

--------------------------------------------------------------------------------
 12

INVESTMENT OBJECTIVE, POLICIES AND RISKS
--------------------------------------------------------------------------------

speculative characteristics. Below investment grade quality securities are considered to be predominantly speculative because of the credit risk of the issuers. See "Investment objective, policies and risks--Additional risk considerations--Non-investment grade securities risk."

The Fund seeks to invest in securities expected to generate dividend income that qualifies for favorable federal income tax treatment. Under federal income tax law enacted on May 28, 2003, tax-advantaged dividends received by individual shareholders are taxed at long-term capital gain tax rates, which reach a maximum of 15%. Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its Shareholders. For the Fund to receive tax-advantaged dividend income, the Fund must hold stock paying an otherwise tax-advantaged dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 181-day period, in the case of certain preferred stocks). Although current law only provides a 120-day and 180-day period for holding such stock, a proposed technical correction to the law would extend such periods to 121 days and 181 days. The Treasury Department and the IRS have announced that taxpayers may apply the extended period as if the legislation were already enacted in filing their federal income tax returns. In addition, the Fund cannot be obligated to make related payments (pursuant to a short sale or otherwise) with respect to positions in any security that is substantially similar or related property with respect to such stock. Similar provisions apply to each Shareholder's investment in the Fund. In order for otherwise tax-advantaged dividends from the Fund received by a Shareholder to be taxable at long-term capital gains rates, the Shareholder must hold his or her Fund shares for more than 60 days during the 121-day period surrounding the ex-dividend date. The provisions of the Code applicable to tax-advantaged dividends are effective for tax years beginning on or before December 31, 2008. Thereafter, higher tax rates will apply unless further legislative action is taken.

In addition to investing in stocks that pay tax-advantaged dividends, the Fund may also invest a portion of its assets in stocks and other securities that generate fully taxable ordinary income. For any year, so long as the Fund's fully taxable ordinary income and net realized short-term gains are offset by expenses of the Fund, all of the Fund's income distributions would be characterized as tax-advantaged dividends. There can be no assurance that a portion of the Fund's income distributions will not be fully taxable as ordinary income.

Eaton Vance currently believes that the U.S. and global economies may be in the early stages of transitioning from a more than 20 year cycle of disinflation, characterized by generally low and moderating inflation, to a new cycle of generally rising inflation. Eaton Vance believes that, during periods of high or rising concern about inflation, investments in common stocks of certain types of issuers whose businesses are related to "hard assets" ("Hard Asset Stocks") can support the Fund's objective to achieve high after-tax total return. The value of such businesses and hence their common stock prices normally appreciate in higher inflationary environments. Hard Asset Stocks may include those of issuers whose businesses are related to energy, other natural resources and real estate. Reflecting this outlook, the Fund expects initially to invest approximately 30%-40% of its total managed assets in Hard Asset Stocks.

The Fund may seek to enhance the level of dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund sells a stock on or shortly after the stock's ex-dividend date and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this practice, the Fund may receive more dividend payments over a given period of time than if it held a single stock. Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income the Fund receives over this period. For example, during the course of a single year it may be possible through dividend capture trading for the Fund to receive five or more dividend

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, POLICIES AND RISKS
--------------------------------------------------------------------------------

payments with respect to Fund assets attributable to dividend capture trading where it may only have received four payments in a hold only strategy. In order for dividends received by the Fund to qualify as tax-advantaged dividends, the Fund must comply with the holding period requirements described herein. Dividend capture trading by the Fund will take account of this consideration.

The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.

INVESTMENT STRATEGY
A team of Eaton Vance investment professionals is responsible for the overall management of the Fund's investments, including the allocation between common and preferred stocks and between U.S. and non-U.S. investments. Individual members of this team with specialized expertise are responsible for the day-to-day management of different portions of the Fund's portfolio. The Fund's investments are actively managed and securities may be bought or sold on a daily basis.

In selecting securities, the Fund invests primarily in dividend-paying common and preferred stocks of U.S. and non-U.S. companies that produce attractive levels of tax-advantaged dividend income and are, in the opinion of the Adviser, undervalued or inexpensive relative to the overall market. Stocks may be undervalued in relation to other investments due to adverse economic or other near-term difficulties that cause them not to achieve their expected financial potential. Undervaluation may also arise because companies are misunderstood by investors or because they are out of step with favored market themes. For its investments in common stocks, the Fund also generally seeks to invest in positions that the Adviser believes have the potential for growth of income and capital appreciation over time. The Fund will take into consideration the Adviser's expectations for inflation and may, during periods of high or rising concern about inflation, make substantial investments in certain types of issuers whose businesses are related to Hard Asset Stocks. For its investment in preferred stocks, the Fund will also take into consideration the interest rate sensitivity of the investments and the Adviser's interest rate expectations.

Investment decisions are made primarily on the basis of fundamental research. The portfolio managers utilize information provided by, and the expertise of, the Adviser's research staff in making investment decisions. In selecting stocks, the portfolio managers consider (among other factors) a company's earnings or cash flow capabilities, dividend prospects and tax treatment of a company's dividends, the strength of the company's business franchises and estimates of the company's net value. Many of these considerations are subjective.

The Fund may not invest 25% or more of its total managed assets in the securities of issuers in any single industry or group of industries. The Fund may invest a significant portion of its assets in securities of issuers in any single industry or sector of the economy if companies in that industry or sector meet the Fund's investment criteria. The Fund may invest a significant portion of its assets in each of energy, raw materials, real estate, utilities and financial services sectors.

The Fund anticipates making significant investments in natural resource-related common stocks in the energy and raw materials sectors. Natural resource-related common stocks are issued by companies engaged in exploring for, developing, processing, fabricating, producing, distributing, dealing in or owning natural resources, companies engaged in the creation or development of technologies for the production or use of natural resources, and companies engaged in the furnishing of technology, equipment, supplies or services to the natural resource sector. Natural resources include substances, materials and energy derived from natural sources that have economic value. Examples of natural resources include precious metals (e.g., gold, silver and platinum), ferrous and nonferrous metals (e.g., iron, aluminum, copper, nickel, lead and zinc), minerals, energy resources (e.g., coal, oil, natural gas,

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uranium, hydropower), timber and timberland, agricultural land and commodities, water, marine resources and alternative energy resources (e.g., solar, wind, geothermal and tidal energy).

The Fund may also make significant investments in the real estate, utilities and financial services sectors. Companies in the real estate industry and real estate related investments may include, for example, real estate investment trusts ("REITs") that either own properties or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings, and other companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. The utilities sector includes companies engaged in the manufacture, production, generation, transmission, sale or distribution of water, gas, and electric energy as well as companies that provide communication services. Companies in the financial services sector include, for example, commercial banks, savings and loan associations, brokerage and investment companies, insurance companies, and consumer and industrial finance companies. If the Fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries or sectors of the economy. To the extent that the Fund's portfolio is composed significantly of stocks in the energy, raw materials, real estate, utilities, and financial services sectors, the Fund will be more exposed to the particular risks associated with those sectors. However, if market conditions change, the Fund's portfolio would not necessarily be so composed of stocks in these sectors, but could be composed significantly of stocks of issuers in other market sectors. See "Investment objective, policies and risks--Additional risk considerations--Sector risk."

TAX-MANAGED INVESTING
The Fund seeks to achieve high after-tax returns for its Shareholders in part by minimizing the taxes they incur in connection with the Fund's investment income and realized capital gains. The Fund seeks to minimize distributions that are taxed as ordinary income by investing principally in common and preferred stocks that pay tax-advantaged dividends and generally by avoiding net realized short-term capital gains and fully taxable ordinary income in excess of the Fund's expenses. The Fund seeks to minimize distributions taxed as long-term capital gains by avoiding or minimizing the sale of portfolio securities with large accumulated capital gains. When a decision is made to sell a particular appreciated security, the portfolio managers will select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis. The portfolio managers may sell securities to realize capital losses that can be used to offset realized gains (but not tax-advantaged dividends or other ordinary income).

To seek to protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as the purchase and sale of futures contracts on stocks and stock indices and options thereon, the purchase of put options and the sale of call options on securities held, equity swaps, covered short sales, forward sales of stocks and the purchase and sale of forward currency exchange contracts and currency futures). By using these techniques rather than selling appreciated securities, the Fund can, within certain limitations, reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. In order to seek to protect against adverse changes in the value of the Fund's portfolio from changes in the value of foreign currencies, the Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency, may enter into forward contracts to purchase or sell securities or foreign currencies at a future date, or may buy or sell a foreign currency option or futures contract for such amount. Derivative instruments may also be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. Dividends received on securities with respect to which the

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Fund is obligated to make related payments (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income (i.e., income other than tax-advantaged dividends).

In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for favorable tax treatment. The Fund may invest up to 20% of its total managed assets in derivative instruments acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, markets indices and/or currencies consistent with its investment objective and policies), provided that no more than 10% of the Fund's total managed assets may be invested in such derivative instruments acquired for speculative purposes.

Taxes are a major influence on the net returns that investors receive on their taxable investments. There are five components of the returns of the Fund--appreciation in the value of the Common Shares, distributions of tax-advantaged dividends, distributions of other investment income and distributions of realized short-term and long-term capital gains--which are treated differently for federal income tax purposes. Distributions of income other than tax-advantaged dividends and distributions of net realized short-term gains (on stocks held for one year or less) are taxed as ordinary income, at rates as high as 35%. Distributions to individuals and other non-corporate shareholders of tax-advantaged dividends and net realized long-term gains (on stocks held for more than one year) are taxed at rates up to 15%, provided certain holding period and other requirements are satisfied. Generally, returns derived from appreciation in the value of the Common Shares are not taxable until the shareholder sells his or her Common Shares. Upon sale, a capital gain or loss (short-term, if the shareholder has held his or her shares for one year or less, otherwise long-term) equal to the difference between the net proceeds of such sale and the shareholder's adjusted tax basis is realized. As described above, the Fund seeks to achieve favorable after-tax returns for Common Shareholders in part by minimizing the taxes they incur in connection with the Fund's net investment income and net realized gains.

COMMON STOCKS
Common stock represents an equity ownership interest in an issuer. The Fund will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concerns about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real value during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

PREFERRED STOCKS
Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock.

Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of

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equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

In order to be payable, dividends on preferred stock must be declared by the issuer's board of directors. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for federal income tax purposes while it is not receiving cash payments corresponding to such income.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers' industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. See "Investment objective, policies and risks--Additional risk considerations--Sector risk." They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by the availability of the actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the characterization of dividends as tax-advantaged as described herein.

Because the claim on an issuer's earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund's holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

FOREIGN SECURITIES
The Fund will invest a significant portion of its assets in foreign securities. As discussed above, under normal market conditions, the Fund will invest at least 25% of its total managed assets in securities of issuers located in the United States and at least 35% of its total managed assets in securities of issuers located in countries other than the United States. The Fund may invest up to 15% of its total managed assets in issuers located in emerging market countries.

General. The value of foreign securities is affected by changes in currency rates, foreign tax (including withholding tax) laws, government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities).

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Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets are less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") may be purchased. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

Emerging Markets. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund's income from such securities.

In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments

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generally, may affect the Fund's investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.

ADDITIONAL INVESTMENT PRACTICES

REAL ESTATE INVESTMENT TRUSTS
The Fund may invest in companies that are treated as real estate investment trusts for federal income tax purposes ("REITs"). REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund's investment strategy results in the Fund investing in REIT shares, the percentage of the Fund's dividend income received from REIT shares will likely exceed the percentage of the Fund's portfolio, that is comprised of REIT shares. REIT income distributions received by the Fund generally will not be treated as tax-advantaged dividends.

CORPORATE BONDS AND OTHER DEBT SECURITIES
In addition to its investments in common and preferred stocks, the Fund may invest in a wide variety of bonds, debentures and similar debt securities of varying maturities and durations issued by corporations and other business entities, including limited liability companies. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are "perpetual" in that they have no maturity date. For its investments in bonds and other debt securities, the Fund will only invest in securities that are rated at least B by S&P, Fitch or Moody's or, if unrated, determined to be of comparable quality by Eaton Vance. Debt securities of below investment grade quality, commonly known as "junk bonds," are considered to be predominantly speculative in nature because of the credit risk of the issuers. See "Investment objective, policies and risks--Risk considerations-- Non-investment grade securities risk." Income payments on debt securities received by the Fund will be fully taxable as ordinary income.

WARRANTS
The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security

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and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long- or short-term capital gain or loss depending on the period for which a warrant is held.

CONVERTIBLE SECURITIES AND BONDS WITH WARRANTS ATTACHED
The Fund may invest in preferred stocks and fixed-income obligations that are convertible into common stocks of domestic and foreign issuers, and bonds issued as a unit with warrants. Convertible securities in which the Fund may invest, comprised of both convertible debt and convertible preferred stock, may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities generally enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities often provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the underlying common stock. Income payments on convertible fixed-income obligations will be taxable as ordinary income; dividend payments on convertible preferred stocks may be tax-advantaged dividends depending on the nature of the preferred stock.

SHORT SALES
The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

The ability to use short sales against-the-box, certain equity swaps and certain equity collar strategies as a tax-efficient management technique with respect to holdings of appreciated securities is limited to circumstances in which the hedging transaction is closed out within thirty days of the end of the Fund's taxable year and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed. Not meeting these requirements would trigger the recognition of gain on the underlying appreciated securities position under the federal tax laws applicable to constructive sales. Dividends received on securities with respect to which the Fund is obligated to make related payments (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income (i.e., income other than tax-advantaged dividends).

TEMPORARY INVESTMENTS
Interest generated by investments in cash or cash equivalents will be taxable for federal income tax purposes at rates applicable to ordinary income. During unusual market circumstances, the Fund may invest temporarily in cash or cash equivalents, which may be inconsistent with the Fund's investment objective. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations. During such market circumstances, the Fund may not pay tax-advantaged dividends.

FOREIGN CURRENCY TRANSACTIONS
The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The Fund

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may engage in transaction to hedge against changes in foreign currency, and will use hedging techniques when the Adviser deems appropriate. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency. Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be performed by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the Adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets. Income or gains earned on any of the Fund's foreign currency transactions generally will be treated as fully taxable income (i.e., income other than tax-advantaged dividends).

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
Securities may be purchased on a "forward commitment" or "when-issued" basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated may vary from the return on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction. Forward commitment or when-issued transactions are not entered into for the purpose of investment leverage.

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ILLIQUID SECURITIES
The Fund may invest up to 15% of its total managed assets in securities for which there is no readily available trading market or are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder.
Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities. It may be difficult to sell such securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

SWAPS
Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to change the duration of the overall portfolio, to mitigate non-payment or default risk, or to gain exposure to particular securities, baskets of securities, indices or currencies. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or "swapped" between the parties, which returns are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. The Fund will enter into swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market. The use of swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). Income payments on interest rate swaps are taxable as ordinary income (i.e., income other than tax-advantaged dividends).

Total Return Swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s). Amounts realized on total return swaps may be taxable as ordinary income (i.e., income other than tax-advantaged dividends), capital gain or a combination thereof depending on the nature of the swap contract.

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FUTURES AND OPTIONS ON FUTURES
The Fund may purchase and sell various kinds of financial futures contracts and options thereon to seek to hedge against changes in stock prices or interest rates, for other risk management purposes or to gain exposure to certain securities, indices and currencies. Futures contracts may be based on various securities indices and securities. Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed the Fund's initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. These transactions involve transaction costs. There can be no assurance that Eaton Vance's use of futures will be advantageous to the Fund. Nationally recognized statistical rating organizations (each a "Rating Agency") guidelines on any preferred shares issued by the Fund, including the APS, or covenants on Fund borrowings may limit use of these transactions. Sales of futures contracts and related options generally result in realization of short-term or long-term capital gain depending on the period for which the investment is held. To the extent that any futures contract or foreign currency contract held by the Fund is a "Section 1256 contract" under the Code, the contract will be marked-to-market annually and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract.

SECURITIES LENDING
The Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. In the judgment of the Adviser, the loans will be made only to organizations whose credit quality or claims paying ability is considered to be at least investment grade and when the expected returns, net of administrative expenses and any finders' fees, justifies the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. Income realized from securities lending and payments in lieu of dividends on loaned stock will generally be fully taxable as ordinary income (i.e., income other than tax-advantaged dividends). Under current Rating Agency guidelines in connection with the APS, securities lending by the Fund may not exceed 10% of the Fund's gross assets. Such limit is subject to change by the Rating Agencies.

BORROWINGS
The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by the regulatory authority having jurisdiction. The Fund may from time to time borrow money to add leverage to the portfolio. The Fund may also borrow money for temporary administrative purposes.

REVERSE REPURCHASE AGREEMENTS
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. Income realized on reverse repurchase agreements will be fully taxable as ordinary income (i.e., income other than tax-advantaged dividends).

When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase

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fluctuations in the market value of the Fund's assets. While there is a risk that large fluctuations in the market value of the Fund's assets could affect net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of the Adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. Such agreements will be treated as subject to investment restrictions regarding "borrowings." If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund's yield.

PORTFOLIO TURNOVER
As noted above, the Fund may sell securities to realize capital losses that can be used to offset capital gains (but not tax-advantaged dividends or other ordinary income) or in connection with dividend capture strategies. Use of these tax management strategies will increase portfolio turnover. Although the Fund cannot accurately predict its portfolio turnover rate, it may exceed 100% (excluding turnover of securities having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in realization of net short-term capital gains.

RISK CONSIDERATIONS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in APS.

INTEREST RATE RISK
The Fund issues APS, which pay dividends based on short-term interest rates, and uses part of the proceeds to buy preferred stock and fixed-rate debt securities, which bear intermediate to longer-term dividend rates or interest rates. The yield on preferred stocks and fixed-rate debt securities are typically, although not always, higher than short-term interest rates. Both long-term and short-term interest rates may fluctuate. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. This is known as call risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security's duration, and reduce the value of the security. This is known as extension risk. The value of the Fund's common stock investments may also be influenced by changes in interest rates. If short-term interest rates rise, APS rates may rise such that the amount of dividends paid to APS holders exceeds the income from the portfolio securities purchased with the proceeds from the sale of APS. Because income from the Fund's entire investment portfolio (not just the portion purchased with the proceeds of the APS offering) is available to pay APS dividends, however, APS dividend rates would need to exceed greatly the Fund's net portfolio income before the Fund's ability to pay APS dividends would be jeopardized. If long-term rates rise, the value of the Fund's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the APS.

AUCTION RISK
APS Shareholders may not be able to sell APS at an Auction if the Auction fails; that is, if there are more APS offered for sale than there are buyers for those APS. Also, if a Bid is placed at an Auction only at a specified rate, and that bid rate exceeds the rate set at the Auction, the APS will not be retained. Finally, if you elect to buy or retain APS without specifying a rate below which you would not wish to continue to hold those APS, and the Auction sets a below market rate, you may receive a lower rate of return on your APS then the market rate. See "Description of APS" and "The Auctions--Auction Procedures."

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SECONDARY MARKET RISK
It may not be possible to sell APS between Auctions or it may only be possible to sell them for a price of less than $25,000 per share plus any accumulated dividends. If the Fund has designated a Special Dividend Period (a Dividend Period of other than seven days in the cases of Series A and Series B and 28 days in the case of Series C APS), changes in interest rates could affect the price of APS sold in the secondary market. Broker-dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the broker-dealers). The APS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long-Term Dividend Period, likely will have an adverse effect on the secondary market price of the APS, and a selling Shareholder may sell APS between Auctions at a price per share of less than $25,000. Accrued APS dividends, however, should at least partially compensate for the increased market interest rate.

RATINGS AND ASSETS COVERAGE RISKS
While Fitch and Moody's assign a rating of "AAA" or "Aaa" to the APS, the ratings do not eliminate or necessarily mitigate the risks of investing in APS. A Rating Agency could downgrade APS, which may make APS less liquid at an Auction or in the secondary market, although the downgrade would probably result in higher dividend rates. If a Rating Agency downgrades APS of the Fund, the Fund will alter its portfolio or redeem APS. The Fund may voluntarily redeem APS under certain circumstances. A preferred share rating is an assessment of the capacity and willingness of an issuer to pay preferred share obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold, or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The Rating Agency guidelines described above also do not address the likelihood that an owner of the Preferred Shares will be able to sell such shares in an Auction or otherwise. See "Description of APS--Rating Agency guidelines and asset coverage" for a description of the asset maintenance tests the Fund must meet.

ISSUER RISK
The value of common and preferred stocks held by the Fund may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

INCOME RISK
The income investors receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Fund's preferred stock holdings and any bond holdings could drop as well, which could reduce the amount of income available to pay dividends with respect to the APS.

COMMON STOCK RISK
The Fund will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic

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events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

PREFERRED STOCK RISK
The Fund will have substantial exposure to preferred stocks. Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for federal income tax purposes while it is not receiving cash payments corresponding to such income. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers' call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

FOREIGN SECURITY RISK
The Fund will have substantial exposure to foreign securities. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets are less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those

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in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

CURRENCY RISK
Since the Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments in U.S. dollars. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

VALUE INVESTING RISK
The Fund focuses its investments on dividend-paying common and preferred stocks that the Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer's fundamentals relative to current market price. Such securities are subject to the risk of misestimation of certain fundamental factors. In addition, during certain time periods market dynamics may favor "growth" stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a "value" investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

NON-INVESTMENT GRADE SECURITIES RISK
The Fund's investments in preferred stocks and bonds of below investment grade quality, if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, preferred stocks and bonds of below investment grade quality entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality preferred stocks and bonds are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund's net asset value and income distributions. The prices of these lower quality preferred stocks and bonds are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer's revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, such a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates. The Fund will not invest in preferred stocks or bonds that are rated, at the time of purchase, below B as determined by S&P, Moody's or Fitch, or, if unrated, determined to be of comparable quality by

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Eaton Vance. The Fund will not invest more than 10% of its total managed assets in securities rated below investment grade. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.

SECTOR RISK
The Fund may invest a significant portion of its assets in securities of issuers in any single industry or sector of the economy if companies in that industry or sector meet the Fund's investment criteria. The Fund may invest a significant portion of its assets of issuers in each of the energy, raw materials, real estate, utilities and financial services sectors. This may make the Fund more susceptible to adverse economic, political, or regulatory occurrences affecting these sectors.

Energy Sector Risk. The energy industry can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations. The energy service industry can be significantly affected by the supply of and demand for specific products or services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events, and economic conditions. The energy sector includes companies principally engaged in the energy field, including the conventional areas of oil, gas, electricity, and coal, and newer sources of energy such as nuclear, geothermal, oil shale, and solar power. These companies may include, for example, companies that produce, generate, refine, control, transmit, market, distribute, or measure energy or energy fuels such as petro-chemicals; companies involved in providing products and services to companies in the energy field; companies involved in energy research or experimentation; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control.

Raw Material Sector Risk. The Fund's investments in natural resource-related common stocks in the raw materials sector will be subject to the risk that the prices of these securities may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. Raw material industries can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, and tax and other government regulations. The value of investments in the raw materials sector may be adversely affected by a change in inflation. The raw materials sector includes companies principally engaged in owning or developing non-energy natural resources and industrial materials, or supplying goods and services to such companies. These companies may include, for example, companies involved either directly or through subsidiaries in exploring, mining, refining, processing, transporting, fabricating, dealing in, or owning non-energy natural resources. Raw materials include precious metals (e.g., gold, platinum, and silver), ferrous and nonferrous metals (e.g., iron, aluminum, and copper), strategic metals (e.g., uranium and titanium), chemicals, paper and forest products and other basic commodities.

Real Estate Sector Risk. The real estate sector may include, for example, REITs that either own properties or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings, and other companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. To the extent the Fund invests in the securities of companies in the real estate sector ("Real Estate Companies") and REITs the Fund's performance may be linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. Values of the securities of Real Estate Companies may fall, among other reasons, because of the failure of borrowers from such Real Estate Companies to pay their loans or because of poor management of the real estate properties owned by such Real Estate

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Companies. Many Real Estate Companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a Real Estate Company's operations and market value in periods of rising interest rates. Since interest rates are at or near historical lows, it is likely that they will rise in the near future. The value of investments in the real estate sector may be adversely affected by a change in inflation. Other factors such as lack of adequate insurance or environmental issues may contribute to the risks involved in a real estate investment.

Real Estate Companies may operate within particular sectors of the real estate industry that are subject to specific sector-related risks. Real Estate Companies tend to be small to medium-sized companies. Real Estate Company shares, like other smaller company shares, may be more volatile than, and perform differently from, larger company shares. REITs are subject to highly technical and complex provisions of the Internal Revenue Code of 1986, as amended (the "Code"). There is a possibility that a REIT may fail to qualify for conduit income tax treatment under the Code or may fail to maintain exemption from registration under the 1940 Act, either of which could adversely affect its operations.

Utilities Sector Risk. The utilities sector generally includes companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric energy, gas, or water, or, in certain instances, the providing of communications services. Certain segments of this sector and individual companies within such segments may not perform as well as the sector as a whole. Many utility companies historically have been subject to risks of increases in fuel, purchased power and other operating costs, high interest costs on borrowings needed for capital improvement programs and costs associated with compliance with and changes in environmental and other governmental regulations. In particular, regulatory changes with respect to nuclear and conventionally fueled power generating and transmission facilities could increase costs or impair the ability of the utility companies to operate and utilize such facilities, thus reducing the utility companies' earnings or resulting in losses. Rates of return on investment of certain utility companies are subject to review by government regulators. There can be no assurance that changes in regulatory policies or accounting standards will not negatively affect utility companies' earnings or dividends. Costs incurred by utilities, such as fuel and purchased power costs, often are subject to immediate market action resulting from such things as political or military forces operating in geographic regions where oil production is concentrated or global or regional weather conditions, such as droughts, while the rate of return of utility companies generally is subject to review and limitation by state public utility commissions, which often results in a lag or an absence of correlation between costs and return. It is also possible that costs may not be offset by return. Utilities have, in recent years, been affected by increased competition, which could adversely affect the profitability or viability of such utilities. Electric utilities may also be subject to increasing economic pressures dues to deregulation of generation, transmission and other aspects of their business.

Financial Services Sector Risk. The industries within the financial services sector are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability can be largely dependent on the availability and cost of capital funds and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For example, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries.

The banking industry can be significantly affected by the relatively recent adoption of legislation that has reduced the separation between commercial and investment banking businesses and changed the laws governing capitalization and the savings and loan industry. While providing diversification, this

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relatively new legislation could expose banks to well-established competitors, particularly as the historical distinctions between banks and other financial institutions erode. Increased competition can also result from the broadening of regional and national interstate banking powers, which has already reduced the number of publicly traded banks. In addition, general economic conditions are important to banks that face exposure to credit losses and can be significantly affected by changes in interest rates.

The brokerage and investment management industries can be significantly affected by changes in regulations, brokerage commission structure, and a competitive environment combined with the high operating leverage inherent in companies in this industry. The performance of companies in these industries can be closely tied to the stock and bond markets and can suffer during market declines. Revenues can depend on overall market activity.

The insurance industry can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Property and casualty insurance profits can be affected by weather catastrophes and other natural disasters. Life and health insurance profits can be affected by mortality and morbidity rates. Insurance companies can be adversely affected by inadequacy of cash reserves, the inability to collect from reinsurance carriers, liability for the coverage of environmental clean-up costs from past years, and as yet unanticipated liabilities. Also, insurance companies are subject to extensive government regulation, including the imposition of maximum rate levels, and can be adversely affected by proposed or potential tax law changes.

DERIVATIVES RISK
Derivative transactions (such as futures contracts and options thereon, options, swaps and short sales) subject the Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of tax-advantaged dividends.

LIQUIDITY RISK
The Fund may invest up to 15% of its total managed assets in securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund's net asset value.

INFLATION RISK
Although the Fund, in its investment program, will consider the potential effects of inflation on shareholder capital, there is no assurance that this effort will be successful. Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the APS and distributions thereon can decline.

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MANAGEMENT RISK
The Fund is subject to management risk because it is an actively managed portfolio. Eaton Vance and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

MARKET DISRUPTION
The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The Fund cannot predict the effects of similar events in the future on the U.S. economy and securities markets. These terrorist attacks and related events, including the war in Iraq, its aftermath and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, Auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares and the APS.

OTHER RISK CONSIDERATIONS
In addition to the risks referenced in this section, the Fund faces additional risks associated with having a portfolio consisting primarily of common and preferred stocks, which risks may have an adverse effect on the Fund's net asset value per share and income. Such risks include: market risk, which is the risk that the value of the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets, like other market investments, may move up or down, sometimes rapidly and unpredictably and tax risk, which is the risk that the Fund's investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the "sunset" provisions that currently apply to the favorable tax treatment of tax-advantaged dividends that would have the effect of repealing such favored treatment and reimposing higher tax rates applicable to ordinary income in 2009 unless further legislative action is taken. Any of the foregoing risks could, either alone or in the aggregate, have an adverse effect on the Fund's ability to pay dividends on the APS if such risk(s) adversely affects income from the Fund's portfolio securities to a significant degree. Similarly, any of the foregoing risks, either alone or in the aggregate, could cause the Fund's investment portfolio to decline, thereby reducing asset covering for the APS, which could adversely affect Rating Agencies' ratings of the APS. Additionally, if the Fund fails to maintain the required asset coverage under the 1940 Act and the Rating Agencies' requirements, the Fund may be required to redeem APS. See "Description of APS--Redemption."

Management of the Fund

BOARD OF TRUSTEES

The management of the Fund, including general supervision of the duties performed by the Adviser under the Advisory Agreement (as defined below), is the responsibility of the Fund's Board under the laws of The Commonwealth of Massachusetts and the 1940 Act.

THE ADVISER

Eaton Vance acts as the Fund's investment adviser under an Investment Advisory Agreement (the "Advisory Agreement"). The Adviser's principal office is located at The Eaton Vance Building, 255 State Street, Boston, MA 02109. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. Eaton Vance (or its affiliates) currently serves as the investment adviser to investment companies and

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MANAGEMENT OF THE FUND
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various individual and institutional clients with combined assets under management of approximately $86.2 billion as of May 31, 2004, including approximately $28.2 billion in tax-managed equity fund assets. Eaton Vance is an indirect, wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company, which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.

Under the general supervision of the Fund's Board, the Adviser will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. The Adviser will furnish to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser will compensate all Trustees and officers of the Fund who are members of the Adviser's organization and who render investment services to the Fund, and will also compensate all other Adviser personnel who provide research and investment services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement a fee in the amount of 0.85% of the average daily gross assets of the Fund, subject to the expense reimbursement arrangements described below. Eaton Vance has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.20% of average daily total assets of the Fund for the first five full years of the Fund's operations, 0.15% of average daily total assets of the Fund in year six, 0.10% in year seven and 0.05% in year eight. Eaton Vance may voluntarily reimburse additional fees and expenses but is under no obligation to do so. Any such voluntary reimbursements may be terminated at any time. Gross assets of the Fund means total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility/commercial paper program or the issuance debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objective and policies, and/or (iv) any other means. During periods in which the Fund is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's gross assets, including proceeds from any borrowings and from the issuance of preferred shares.

Duncan W. Richardson (Senior Vice President and Chief Equity Investment Officer of Eaton Vance), Michael R. Mach, Judith A. Saryan, Thomas H. Luster and other Eaton Vance investment professionals comprise the investment team responsible for the overall management of the Fund's investments as well as allocations of the Fund's assets between common and preferred stocks. Mr. Mach, Ms. Saryan, and Mr. Luster are the portfolio managers responsible for the day-to-day management of specific segments of the Fund's investment portfolio.

Mr. Mach has been an Eaton Vance portfolio manager since 1999 and is a Vice President of Eaton Vance and Boston Management and Research, an Eaton Vance subsidiary ("BMR"). He also manages other Eaton Vance value equity portfolios. Prior to joining Eaton Vance, Mr. Mach was a Managing Director and Senior Analyst for Robertson Stephens (1998-1999). Additionally, he served as managing director and senior analyst of Piper Jaffray's Industrial Select research product (1996-1998). Mr. Mach previously served as a Senior Vice President at Putnam Investments, with responsibilities that included equity analysis, mutual fund management and institutional account management (1989-1996).

Ms. Saryan has been an Eaton Vance portfolio manager since 1999 and is a Vice President of Eaton Vance and BMR. She also manages Eaton Vance's utilities portfolio. Prior to joining Eaton Vance, Ms. Saryan was a portfolio manager and equity analyst for State Street Global Advisors (1980-1999).

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MANAGEMENT OF THE FUND
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Mr. Luster has been an Eaton Vance portfolio manager and analyst since 1994 and is a Vice President of Eaton Vance and BMR. He is co-head of Eaton Vance's Investment Grade Fixed Income Group. Prior to joining Eaton Vance, Mr. Luster consulted for Deloitte & Touche (1990-1994).

Mr. Mach, Ms. Saryan and Mr. Luster currently co-manage Eaton Vance Tax-Advantaged Dividend Income Fund and Eaton Vance Tax-Advantaged Global Dividend Income Fund.

The Fund and the Adviser have adopted a Code of Ethics relating to personal securities transactions. The Code of Ethics permits Adviser personnel to invest in securities (including securities that may be purchased or held by the Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Code of Ethics.

Eaton Vance serves as administrator of the Fund but currently receives no compensation for providing administrative services to the Fund. Under an Administration Agreement with the Fund ("Administration Agreement"), Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Trustees' and Shareholders' meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Fund's business.

Description of APS

The following is a brief description of the terms of the APS. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund's Declaration of Trust and Amended By-Laws, including the provisions thereof establishing the APS. The Fund's Declaration of Trust and the form of Amended By-Laws establishing the terms of the APS have been filed as exhibits to or incorporated by reference in the Registration Statement of which this Prospectus is a part. The Amended By-Laws for the Fund may be found in Appendix B to the Fund's Statement of Additional Information.

GENERAL

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including Preferred Shares, having a par value of $0.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Shareholders. The Fund's Amended By-Laws currently authorize the number of shares of APS of each series set forth below in "Description of Capital Structure." The APS will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). See "Description of APS--Liquidation rights."

The APS of each series will rank on parity with shares of any other series of APS and with shares of other series of Preferred Shares of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. All shares of APS carry one vote per share on all matters on which such shares are entitled to be voted. APS, when issued, will be fully paid and, subject to matters discussed in "Description of capital structure" non-assessable and have no preemptive, conversion or cumulative voting rights. The APS will not be convertible into Common Shares or other capital stock of the Fund, and the holders thereof will have no preemptive or cumulative voting rights.

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                                                                              33
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DESCRIPTION OF APS
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DIVIDENDS AND DIVIDEND PERIODS

GENERAL
After the Initial Dividend Period, each Subsequent Dividend Period for the APS will generally consist of seven days in the cases of Series A and Series B (a "7-Day Dividend Period") and 28 days in the case of Series C APS (a "28-Day Dividend Period"); provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period as discussed below. The holders of the Fund's APS will be entitled to receive, when, as and if declared by the Fund's Board of Trustees, out of funds legally-available therefor, cumulative cash dividends on their APS, at the Applicable Rate determined as set forth below under "--Determination of dividend rate," payable on the dates set forth below. Dividends on the APS of the Fund so declared and payable shall be paid in preference to and in priority over any dividends declared and payable on the Fund's Common Shares.

Dividends on the APS will accumulate from the date on which the Fund originally issues the APS (the "Date of Original Issue") and will be payable on the APS on the dates described below. Dividends on the APS with respect to the Initial Dividend Period shall be payable on the applicable Initial Dividend Payment Date. Following the Initial Dividend Payment Date, dividends on the APS will generally be payable with respect to any 7-Day Dividend Period, 28-Day Dividend Period and any Special Dividend Period of 28 or fewer days, on the day next succeeding the last day thereof each such date being referred to herein as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will occur on the next Business Day following originally scheduled date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Trustees shall fix the Dividend Payment Date. The Board of Trustees by resolution prior to authorization of a dividend by the Board of Trustees may change a Dividend Payment Date if such change does not adversely affect the contract rights of the APS Shareholders set forth in the Amended By-Laws. The Initial Dividend Period, 7-Day Dividend Periods, 28-Day Dividend Periods and Special Dividend Periods are hereinafter sometimes referred to as "Dividend Periods." Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."

Each dividend will be paid to the record holder of the APS, which holder is expected to be the nominee of the Securities Depository. See "The Auctions--General--Securities Depository." The Securities Depository will credit the accounts of the Agent Members of the Existing Holders in accordance with the Securities Depository's normal procedures which provide for payment in same-day funds. The Agent Member of an Existing Holder will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Existing Holder in accordance with the instructions of such Existing Holder. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the nominee of the Securities Depository. Any dividend payment made on the APS first shall be credited against the earliest declared but unpaid dividends accumulated with respect to such shares.

APS Shareholders will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends except as described under "Non-Payment Period; late charge" below. No interest will be payable in respect of any dividend payment or payments on the APS which may be in arrears.

The amount of cash dividends per share of APS payable (if declared) on each Dividend Payment Date shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period or part thereof that such

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
DESCRIPTION OF APS
--------------------------------------------------------------------------------

share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

NOTIFICATION OF DIVIDEND PERIOD
The Fund, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for the APS will be a number of days (other than seven in the cases of Series A and Series B, and other than 28, in the case of Series C) evenly divisible by seven, and not fewer than seven nor more than three hundred sixty-four in the case of a Short-Term Dividend Period or one year but not greater than five years in the case of a Long-Term Dividend Period, specified in such notice, provided that the Fund may not give a Request for Special Dividend Period of greater than 28 days (and any such request shall be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids shall have existed in the last occurring Auction and unless full cumulative dividends and any amounts due with respect to redemptions prior to such date have been paid in full. Such Request for Special Dividend Period, in the case of a Short-Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for the APS and, in the case of a Long-Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for the APS. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly shall determine whether, given the factors set forth below, it is advisable that the Fund issue a Notice of Special Dividend Period as contemplated by such Request for Special Dividend Period and shall determine the Optional Redemption Price of the APS during such Special Dividend Period and the Specific Redemption Provisions and shall give the Fund and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In making such determination, the Broker-Dealers will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the APS, (iv) industry and financial conditions which may affect the APS, (v) the investment objective of the Fund and (vi) the Dividend Periods and dividend rates at which current and potential beneficial holders of the APS would remain or become beneficial holders.

If the Broker-Dealers shall not give the Fund and the Auction Agent a Response by such second Business Day or if the Response states that given the factors set forth above it is not advisable that the Fund give a Notice of Special Dividend Period for the APS, the Fund may not give a Notice of Special Dividend Period in respect of such Request for Special Dividend Period. In the event the Response indicates that it is advisable that the Fund give a Notice of Special Dividend Period for the APS, the Fund, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer, which notice will specify (i) the duration of the Special Dividend Period, (ii) the Optional Redemption Price as specified in the related Response and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Fund also shall provide a copy of such Notice of Special Dividend Period to Fitch and Moody's. The Fund shall not give a Notice of Special Dividend Period, and, if such Notice of Special Dividend Period shall have been given already, shall give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if
(x) either the 1940 Act APS Asset Coverage is not satisfied or the Fund shall fail to maintain Fitch Eligible Assets or Moody's Eligible Assets with an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount, on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving

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DESCRIPTION OF APS
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effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate which the Broker-Dealers shall advise the Fund is an approximately equal rate for securities similar to the APS with an equal dividend period), (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date or (z) the Broker-Dealers jointly advise the Fund that, after consideration of the factors listed above, they have concluded that it is advisable to give a Notice of Revocation. The Fund also shall provide a copy of such Notice of Revocation to Fitch and Moody's. If the Fund is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x),
(y) or (z) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Dividend Period, the next succeeding Dividend Period for that series will be a 7-Day Dividend Period in the cases of Series A and Series B, and 28-Day Dividend Period in the case of Series C. In addition, in the event Sufficient Clearing Bids are not made in any Auction, including an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, or an Auction is not held for any reason, the next succeeding Dividend Period will be a 7-Day Dividend Period in the cases of Series A and Series B and 28-Day Dividend Period in the case of Series C, and the Fund may not again give a Notice of Special Dividend Period (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 7-Day Dividend Period in the cases of Series A and Series B and 28-Day Dividend Period in the case of Series C.

DETERMINATION OF DIVIDEND RATE
The dividend rate on the APS during the period from and including the Date of Original Issue for the APS to but excluding the Initial Dividend Payment Date for the APS (the "Initial Dividend Period") will be the rate per annum set forth on the inside cover page hereof. Commencing on the Initial Dividend Payment Date for the APS, the Applicable Rate on the APS for each Subsequent Dividend Period, which Subsequent Dividend Period shall be a period commencing on and including a Dividend Payment Date and ending on and including the calendar day prior to the next Dividend Payment Date (or last Dividend Payment Date in a Dividend Period if there is more than one Dividend Payment Date), shall be equal to the rate per annum that results from the Auction with respect to such Subsequent Dividend Period. The Initial Dividend Period and Subsequent Dividend Period for the APS is referred to herein as a "Dividend Period." Cash dividends shall be calculated as set forth above under "--Dividends and Dividend Periods--General."

NON-PAYMENT PERIOD; LATE CHARGE
A Non-Payment Period will commence if the Fund fails to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted as described below) within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on the APS payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares (if declared) payable on such Dividend Payment Date or (B) on any redemption date for the APS called for redemption, the Mandatory Redemption Price per share of such APS or, in the case of an optional redemption, the Optional Redemption Price per share. Such Non-Payment Period will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or otherwise shall have been made available to the applicable holders in same-day funds, provided that a Non-Payment Period for the APS will not end unless the Fund shall have given

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DESCRIPTION OF APS
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at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, the Securities Depository and all APS Shareholders of such series. Notwithstanding the foregoing, the failure by the Fund to deposit funds as provided for by clauses (ii)(A) or (ii)(B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated below, shall not constitute a "Non-Payment Period." The Applicable Rate for each Dividend Period for the APS of any series, commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate; and each Dividend Period commencing after the first day of, and during, a Non-Payment Period shall be a 7-Day Dividend Period in the cases of Series A and Series B and 28-Day Dividend Period in the case of Series C APS. Any dividend on the APS due on any Dividend Payment Date for such shares (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Fund has declared such dividend payable on such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may be paid to such persons in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. In the case of a willful failure of the Fund to pay a dividend on a Dividend Payment Date or to redeem any APS on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day.

The Non-Payment Period Rate initially will be 275% of the applicable Reference Rate, provided that the Board of Trustees of the Fund shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Trustees of the Fund determines and Fitch and Moody's (or any Substitute Rating Agency in lieu of Fitch and Moody's in the event such party shall not rate the APS) advises the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then-current rating on the APS.

RESTRICTIONS ON DIVIDENDS AND OTHER PAYMENTS
Under the 1940 Act, the Fund may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding APS would be less than 200% (or such other percentage as in the future may be required by law). Under the Code, the Fund must, among other things, distribute each year at least 90% of the sum of its investment company taxable income and certain other income in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, other distributions and purchases in certain circumstances may impair the Fund's ability to maintain such qualification. See "Taxes."

Upon any failure to pay dividends on the APS for two years or more, the APS Shareholders will acquire certain additional voting rights. See "--Voting rights" below.

For so long as any APS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options,

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DESCRIPTION OF APS
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warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the APS as to dividends or upon liquidation) in respect of Common Shares or any other shares of beneficial interest of the Fund ranking junior to or on a parity with the APS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or shares of any other such junior shares of beneficial interest (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to APS as to dividends and upon liquidation) or any such parity shares of beneficial interest (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to or on a parity with APS as to dividends and upon liquidation), unless (A) immediately after such transaction, the Fund would have Fitch Eligible Assets and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount, and the 1940 Act APS Asset Coverage (see "--Rating Agency guidelines and asset coverage" and "--Redemption" below) would be satisfied, (B) full cumulative dividends on the APS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, and (C) the Fund has redeemed the full number of APS required to be redeemed by any provision for mandatory redemption contained in the Amended By-Laws.

REDEMPTION

MANDATORY REDEMPTION
The Fund will be required to redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, the APS to the extent permitted under the 1940 Act and Massachusetts law, on a date fixed by the Board of Trustees, if the Fund fails to maintain Fitch Eligible Assets or Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or to satisfy the 1940 Act APS Asset Coverage and such failure is not cured on or before the APS Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. "Mandatory Redemption Price" of APS means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. Any such redemption will be limited to the lesser number of APS necessary to restore the Discounted Value or the 1940 Act APS Asset Coverage, as the case may be, or the maximum number that can be redeemed with funds legally available under the Declaration of Trust and applicable law.

OPTIONAL REDEMPTION
To the extent permitted under the 1940 Act and under Massachusetts law, upon giving a notice of redemption, as provided below, the Fund, at its option, may redeem the APS, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share on any Dividend Payment Date; provided that no APS may be redeemed at the option of the Fund during (a) the Initial Dividend Period with respect to the APS or (b) a Non-Call Period to which such share is subject. "Optional Redemption Price" means $25,000 per share of APS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium, if any, attributable to the designation of a Premium Call Period. The Fund has the authority to redeem the APS for any reason and may redeem all or part of the outstanding APS if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of Common Shares for any significant period of time than that obtainable if the Common Shares were unleveraged.

Notwithstanding the provisions for redemption described above, no APS shall be subject to optional redemption (i) unless all dividends in arrears on all remaining outstanding APS, and all capital shares of the Fund ranking on a parity with the APS with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or declared and set aside for payment and

--------------------------------------------------------------------------------
 38

DESCRIPTION OF APS
--------------------------------------------------------------------------------

(ii) if redemption thereof would result in the Fund's failure to maintain Fitch Eligible Assets and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding APS of such series pursuant to a successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding APS of such series.

LIQUIDATION RIGHTS

Upon any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the APS Shareholders will be entitled to receive, out of the assets of the Fund available for distribution to Shareholders, before any distribution or payment is made upon any Common Shares or any other shares of beneficial interest of the Fund ranking junior in right of payment upon liquidation of APS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the APS Shareholders will be entitled to no other payment. If such assets of the Fund shall be insufficient to make the full liquidation payment on outstanding APS and liquidation payments on any other outstanding class or series of Preferred Shares of the Fund ranking on a parity with the APS as to payment upon liquidation, then such assets will be distributed among the APS Shareholders and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the APS Shareholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation, merger or share exchange of the Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.

RATING AGENCY GUIDELINES AND ASSET COVERAGE

The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Amended By-Laws. These requirements are summarized below.

1940 ACT APS ASSET COVERAGE
The Fund will be required under the Amended By-Laws to maintain, with respect to the APS, as of the last Business Day of each month in which any APS are outstanding, asset coverage of at least 200% with respect to senior securities which are beneficial interests in the Fund, including the APS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are beneficial interests of a closed-end investment company as a condition of paying dividends on its common shares) ("1940 Act APS Asset Coverage"). If the Fund fails to maintain 1940 Act APS Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the APS. See "Redemption" above.

The 1940 Act APS Asset Coverage immediately following the issuance of APS offered hereby (after giving effect to the deduction of the sales load and offering expenses for the APS) computed using the Fund's net assets as of May 31, 2004 and assuming the APS had been issued as of such date will be as follows:

 Value of Fund assets less liabilities
  not constituting senior securities     $421,387,148     =     291%
---------------------------------------  --------------
    Senior securities representing       $145,000,000
indebtedness plus liquidation value of
                  APS

--------------------------------------------------------------------------------

DESCRIPTION OF APS
--------------------------------------------------------------------------------

APS BASIC MAINTENANCE AMOUNT
The Fund intends that, so long as APS are outstanding, the composition of its portfolio will reflect guidelines established by Fitch and Moody's in connection with the Fund's receipt of a rating for such shares on or prior to their Date of Original Issue of at least AAA/Aaa from Fitch and Moody's. Fitch and Moody's, which are Rating Agencies, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines described below have been developed by Fitch and Moody's in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred shares, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred shares will be varied sufficiently and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by the Fund in order to satisfy current requirements necessary for Fitch and Moody's to issue the above-described ratings for APS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.

The Fund intends to maintain a Discounted Value for its portfolio at least equal to the APS Basic Maintenance Amount. Both Fitch and Moody's have established guidelines for determining Discounted Value. These guidelines define eligible portfolio assets ("Fitch Eligible Assets" and "Moody's Eligible Assets"). To the extent any particular portfolio holding does not satisfy these guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value of the Fund's portfolio assets. The Fitch and Moody's guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio of the Fund at any time may vary depending upon the rating, diversification and other characteristics of eligible assets included in the portfolio, although it is not anticipated in the normal course of business that the value of such assets will exceed 20% of the Fund's total assets. The APS basic maintenance amount includes the sum of (a) the aggregate liquidation preference of APS then outstanding and (b) certain accrued and projected payment obligations of the Fund.

Upon any failure to maintain the required aggregate Discounted Value, the Fund will seek to alter the composition of its portfolio to retain a Discounted Value at least equal to the APS Basic Maintenance Amount on or prior to the APS Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the APS will be subject to mandatory redemption. See "--Redemption" above. The APS Basic Maintenance Amount includes the sum of (i) the aggregate liquidation value of APS then outstanding and (ii) certain accrued and projected payment obligations of the Fund.

The Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by Fitch and Moody's. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency providing a rating for the APS, at any time, may change or withdraw any such rating. As set forth in the Amended By-Laws, the Fund's Board of Trustees, without Shareholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the Rating Agency guidelines, provided the Board of Trustees has obtained written confirmation from Fitch or Moody's that any such change would not impair the ratings then assigned by Fitch or Moody's to the APS as applicable.

As recently described by Fitch and Moody's, a preferred shares rating is an assessment of the capacity and willingness of an issuer to pay preferred shares obligations. The ratings on the APS are not

--------------------------------------------------------------------------------
 40

DESCRIPTION OF APS
--------------------------------------------------------------------------------

recommendations to purchase, hold or sell APS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the Rating Agency guidelines described above address the likelihood that a holder of APS will be able to sell such shares in an Auction. The ratings are based on current information furnished to Fitch and Moody's by the Fund and the Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by a Rating Agency.

A Rating Agency's guidelines will apply to the Fund's APS only so long as such agency is rating such shares. The Fund will pay certain fees to each Rating Agency that rates the Fund's APS.

VOTING RIGHTS

Except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, APS Shareholders of the Fund will be entitled to one vote per share on each matter submitted to a vote of Shareholders and will vote together with holders of Common Shares and other Preferred Shares of the Fund as a single class.

In connection with the election of the Fund's Trustees, APS Shareholders and any other Preferred Shares, voting as a separate class, shall be entitled at all times to elect two of the Fund's Trustees, and the remaining Trustees will be elected by holders of Common Shares and APS and any other Preferred Shares, voting together as a single class. In addition, if at any time dividends on outstanding APS shall be unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any Preferred Shares are entitled, together with the APS Shareholders, to elect a majority of the Trustees of the Fund under the 1940 Act, then the number of Trustees constituting the Board of Trustees automatically shall be increased by the smallest number that, when added to the two Trustees elected exclusively by the APS Shareholders and any other Preferred Shares as described above, would constitute a majority of the Board of Trustees as so increased by such smallest number, and at a special meeting of Shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which Trustees are to be elected, the APS Shareholders and any other Preferred Shares, voting as a separate class, will be entitled to elect the smallest number of additional Trustees that, together with the two Trustees which such holders in any event will be entitled to elect, constitutes a majority of the total number of Trustees of the Fund as so increased. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding APS and any other Preferred Shares for all past Dividend Periods, the additional voting rights of the APS Shareholders and any other Preferred Shares as described above shall cease, and the terms of office of all of the additional Trustees elected by the APS Shareholders and any other Preferred Shares (but not of the Trustees with respect to whose election the holders of Common Shares were entitled to vote or the two Trustees the APS Shareholders and any other Preferred Shares have the right to elect in any event) will terminate automatically.

The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding APS and any other Preferred Shares, voting as a separate class, will be required to (i) authorize, create or issue any class or series of shares ranking prior to the APS or any other series of Preferred Shares with respect to the payment of dividends or the distribution of assets on liquidation; provided, however, that no vote is required to authorize the issuance of another class of Preferred Shares which is substantially identical in all respects to the APS or
(ii) amend, alter or repeal the provisions of the Declaration of Trust or the Amended By-Laws, whether by merger, consolidation or otherwise, so as to affect adversely any of the contract rights expressly set forth in the Declaration of Trust or the Amended By-Laws of APS Shareholders or any other Preferred Shares. To the extent permitted under the 1940 Act, in the event shares of more than one series of APS are outstanding, the Fund shall not

--------------------------------------------------------------------------------

DESCRIPTION OF APS
--------------------------------------------------------------------------------

approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Declaration of Trust of a holder of shares of a series of APS differently than those of a holder of shares of any other series of APS without the affirmative vote of at least a majority of votes entitled to be cast by APS Shareholders of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Board of Trustees, however, without Shareholder approval, may amend, alter or repeal any or all of the various Rating Agency guidelines described herein in the event the Fund receives confirmation from the Rating Agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to the APS. Unless a higher percentage is provided for under "Certain provisions in the Declaration of Trust," the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding APS and any other Preferred Shares, voting as a separate class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment objective, policies and risks." The class vote of APS Shareholders and any other Preferred Shares described above in each case will be in addition to a separate vote of the requisite percentage of Common Shares and APS and any other Preferred Shares, voting together as a single class, necessary to authorize the action in question.

The foregoing voting provisions will not apply to the APS if, at or prior to the time when the act with respect to which such vote otherwise would be required, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

The Auctions

GENERAL

APS Shareholders will be entitled to receive cumulative cash dividends on their shares when, as and if declared by the Board of Trustees of the Fund, out of the funds legally available therefor, on the Initial Dividend Payment Date with respect to the Initial Dividend Period and, thereafter, on each Dividend Payment Date with respect to a Subsequent Dividend Period at the rate per annum equal to the Applicable Rate for each such Dividend Period.

The provisions of the Amended By-Laws establishing the terms of the APS offered hereby will provide that the Applicable Rate for each Dividend Period after the Initial Dividend Period therefor will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Dividend Period due to implementation of the auction procedures set forth in the Amended By-Laws (the "Auction Procedures") in which persons determine to hold or offer to purchase or sell the APS. The Amended By-Laws, which contain the Auction Procedures, are attached as Appendix B to the Fund's Statement of Additional Information. Each periodic operation of such procedures with respect to the APS is referred to hereinafter as an "Auction." If, however, the Fund should fail to pay or duly provide for the full amount of any dividend on or the redemption price of the APS called for redemption, the Applicable Rate for the APS will be determined as set forth under "Description of APS--Dividends and Dividend Periods--Determination of dividend rate."

AUCTION AGENT AGREEMENT
The Fund will enter into an agreement (the "Auction Agent Agreement") with Deutsche Bank Trust Company Americas ("Auction Agent" and together with any successor bank or trust company or other entity entering into a similar agreement with the Fund, the "Auction Agent"), which provides, among

--------------------------------------------------------------------------------
 42

THE AUCTIONS
--------------------------------------------------------------------------------

other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate for the APS. The Fund will pay the Auction Agent compensation for its services under the Auction Agent Agreement.

The Auction Agent may terminate the Auction Agent Agreement upon notice to the Fund, which termination may be no earlier than 60 days following delivery of such notice. If the Auction Agent resigns, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agent Agreement. The Fund may terminate the Auction Agent Agreement, provided that prior to such termination the Fund shall have entered into such an agreement with respect thereto with a successor Auction Agent.

In addition to serving as the Auction Agent, the Auction Agent will be the transfer agent, registrar, dividend disbursing agent and redemption agent for the APS. The Auction Agent, however, will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions and will not be responsible for any evaluation or verification of any matters certified to it.

BROKER-DEALER AGREEMENTS
The Auctions require the participation of one or more broker-dealers. The Auction Agent will enter into agreements with UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Wachovia Capital Markets, LLC with respect to the Fund and may enter into similar agreements (collectively, the "Broker-Dealer Agreements") with one or more other broker-dealers (collectively, the "Broker-Dealers") selected by the Fund, which provide for the participation of such Broker-Dealers in Auctions. A Broker-Dealer Agreement may be terminated by the Auction Agent or a Broker-Dealer on five days' notice to the other party, provided that the Broker-Dealer Agreement with UBS Securities LLC may not be terminated without the prior written consent of the Fund, which consent may not be unreasonably withheld.

The Auction Agent after each Auction will pay a service charge from funds provided by the Fund to each Broker-Dealer on the basis of the purchase price of APS placed by such Broker-Dealer at such Auction. The service charge (i) for any 7-Day Dividend Period in the cases of Series A and Series B and 28-Day Dividend Period in the case of Series C shall be payable at the annual rate of 0.25% of the purchase price of the APS placed by such Broker-Dealer in any such Auction and (ii) for any Special Dividend Period shall be determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. For the purposes of the preceding sentence, the APS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners that were acquired by such Beneficial Owners through such Broker-Dealer or (ii) the subject of the following Orders submitted by such Broker-Dealer: (A) a Submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such shares as a result of the Auction, (B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner purchasing such shares as a result of the Auction or (C) a Submitted Hold Order.

The Broker-Dealer Agreements provide that a Broker-Dealer may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they no longer may do so; provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. If a Broker-Dealer submits an Order for its own account in any Auction of APS, it may have knowledge of Orders placed through it in that Auction and therefore have an advantage over other Bidders, but such Broker-Dealer would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

--------------------------------------------------------------------------------

THE AUCTIONS
--------------------------------------------------------------------------------

SECURITIES DEPOSITORY
The Depository Trust Company initially will act as the Securities Depository for the Agent Members with respect to the APS. One or more registered certificates for all of the shares of each series of APS initially will be registered in the name of Cede & Co., as nominee of the Securities Depository. The certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of the APS contained in the Amended By-Laws. Cede & Co. initially will be the holder of record of all APS, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such shares. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of the APS held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Fund to APS Shareholders will be duly made by making payments to the nominee of the Securities Depository.

AUCTION PROCEDURES

The following is a brief summary of the procedures to be used in conducting Auctions. This summary is qualified by reference to the Amended By-Laws set forth in Appendix B to the Fund's Statement of Additional Information.

AUCTION DATE
An Auction to determine the Applicable Rate for the APS offered hereby for each Dividend Period for such shares (other than the Initial Dividend Period therefor) will be held on the last Business Day preceding the first day of such Dividend Period, which first day is also the Dividend Payment Date for the preceding Dividend Period (the date of each Auction being referred to herein as an "Auction Date").

The Auction Date and the first day of the related Dividend Period (both of which must be Business Days) need not be consecutive calendar days. See "Description of APS--Dividends and Dividend Periods" for information concerning the circumstances under which a Dividend Payment Date may fall on a date other than the days specified above, which may affect the Auction Date.

ORDER BY BENEFICIAL OWNER, POTENTIAL BENEFICIAL OWNERS, EXISTING HOLDERS AND POTENTIAL HOLDERS
On or prior to each Auction Date for a series of APS:

    (a) each Beneficial Owner may submit to its Broker-Dealer by telephone orders ("Orders") with respect to a series of APS as follows:

       (i) Hold Order--indicating the number of outstanding APS, if any, that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next Dividend Period for such shares;

       (ii) Bid--indicating the number of outstanding APS, if any, that such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum then specified by such Beneficial Owner; and/or

       (iii) Sell Order -- indicating the number of outstanding APS, if any, that such Beneficial Owner offers to sell without regard to the Applicable Rate for the next Dividend Period for such shares; and

    (b) Broker-Dealers will contact customers who are Potential Beneficial Owners of APS to determine whether such Potential Beneficial Owners desire to submit Bids indicating the number of APS which they offer to purchase provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rates per annum specified in such Bids.

--------------------------------------------------------------------------------
 44

THE AUCTIONS
--------------------------------------------------------------------------------

A Beneficial Owner or a Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder" and collectively as "Bidders." Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

In an Auction, a Beneficial Owner may submit different types of Orders with respect to APS then held by such Beneficial Owner, as well as Bids for additional APS. For information concerning the priority given to different types of Orders placed by Beneficial Owners, see "--Submission of Orders by Broker-Dealers to Auction Agent" below.

For Subsequent Dividend Periods, APS will pay dividends based on a rate set at Auctions. The rate set at an Auction will not exceed the Maximum Applicable Rate. The Maximum Applicable Rate for the APS will be the higher of the Applicable Percentage of the Reference Rate or the "Applicable Spread Over the Reference Rate" (as defined in the Glossary at the end of this Prospectus and as more particularly described below). The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. The Auction Agent will not round the applicable Reference Rate as part of its calculation of the Maximum Applicable Rate.

The Maximum Applicable Rate for the APS will depend on the credit rating or ratings assigned to such shares. The Maximum Applicable Rate for any Dividend Period will be the higher of the Applicable Percentage of the Reference Rate or the Applicable Spread Over the Reference Rate. The Applicable Percentage of the Reference Rate or Applicable Spread Over the Reference Rate will be determined based on the credit rating assigned on such date to such shares by Fitch and Moody's (or if Fitch or Moody's shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency) as follows:

                     CREDIT RATINGS
--------------------------------------------------------     APPLICABLE PERCENTAGE
       MOODY'S                     S&P/FITCH                 OF THE REFERENCE RATE       APPLICABLE SPREAD
       -------                     ---------                 ---------------------      -------------------
         Aaa                          AAA                            125%                     125 bps
     Aa3 to Aa1                   AA- to AA+                         150%                     150 bps
      A3 to A1                     A- to A+                          200%                     200 bps
    Baa3 to Baa1                 BBB- to BBB+                        250%                     250 bps
    Ba1 and lower                BB+ and lower                       300%                     300 bps

Assuming the Fund maintains an AAA/Aaa rating on the APS, the practical effect of the different methods used to calculate the Maximum Applicable Rate is shown in the table below:

                        MAXIMUM APPLICABLE RATE USING          MAXIMUM APPLICABLE RATE            METHOD USED TO
      REFERENCE        THE APPLICABLE PERCENTAGE OF THE      USING THE APPLICABLE SPREAD           DETERMINE THE
        RATE                    REFERENCE RATE                 OVER THE REFERENCE RATE        MAXIMUM APPLICABLE RATE
      ---------        --------------------------------      ---------------------------      -----------------------
         1%                        1.25%                                2.25%                      Spread
         2%                        2.50%                                3.25%                      Spread
         3%                        3.75%                                4.25%                      Spread
         4%                        5.00%                                5.25%                      Spread
         5%                        6.25%                                6.25%                      Either
         6%                        7.50%                                7.25%                    Percentage

Prior to each Dividend Payment Date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result

--------------------------------------------------------------------------------

THE AUCTIONS
--------------------------------------------------------------------------------

in the cancellation of any Auction. The Fund does not intend to establish any reserves for the payment of dividends.

There is no minimum Applicable Rate in respect of any Dividend Period.

The Fund will take all reasonable action necessary to enable Fitch and Moody's to provide a rating for the APS. If Fitch or Moody's shall not make such a rating available, the Adviser or their affiliates and successors, after consultation with the Fund and the Broker-Dealers, will select another Rating Agency (a "Substitute Rating Agency") to act as a Substitute Rating Agency.

Any Bid by a Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will be treated as a Sell Order, and any Bid by a Potential Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will not be considered. See "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "Acceptance and rejection of Submitted Bids and Submitted Sell Orders and allocation of shares."

Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. A Broker-Dealer also may hold APS in its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any APS held by it or its customers who are Beneficial Owners will be treated in the same manner as an Existing Holder's failure to submit to its Broker-Dealer an Order in respect to APS held by it, as described in the next paragraph. Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby. For information concerning the priority given to different types of Orders placed by Existing Holders, see "--Submission of Orders by Broker-Dealers to Auction Agent." Each purchase or sale in an Auction will be settled on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "--Notification of results; settlement."

If one or more Orders covering in the aggregate all of the outstanding APS held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, either because a Broker-Dealer failed to contact such Existing Holder or otherwise, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period, which is not a Special Dividend Period, of 91 days or less) and a Sell Order (in the case of an Auction relating to a Dividend Period of longer than 91 days or any Special Dividend Period) to have been submitted by or on behalf of such Existing Holder covering the number of outstanding APS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

If all of the outstanding APS are subject to Submitted Hold Orders, the Dividend Period next succeeding the Auction automatically shall be the same length as the immediately preceding Dividend Period, and the Applicable Rate for the next Dividend Period for all the APS will be 90% of the Reference Rate on the date of the applicable Auction.

For the purposes of an Auction, the APS for which the Fund shall have given notice of redemption and deposited moneys therefor with the Auction Agent in trust or segregated in an account at the Fund's custodian bank for the benefit of the Auction Agent, as set forth under "Description of APS--

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Redemption," will not be considered as outstanding and will not be included in such Auction. Pursuant to the Amended By-Laws of the Fund, the Fund will be prohibited from reissuing and its affiliates (other than the Underwriters) will be prohibited from transferring (other than to the Fund) any APS they may acquire. Neither the Fund nor any affiliate of the Fund (other than the Underwriters) may submit an Order in any Auction, except that an affiliate of the Fund that is a Broker-Dealer may submit an Order.

SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT
Prior to 1:30 p.m., New York City time, on each Auction Date, or such other time on the Auction Date as may be specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder in respect of the APS subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

If the rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (0.001) of 1%. If one or more Orders of an Existing Holder are submitted to the Auction Agent and such Orders cover in the aggregate more than the number of outstanding APS held by such Existing Holder, such Orders will be considered valid in the following order of priority:

    (i) any Hold Order will be considered valid up to and including the number of outstanding APS held by such Existing Holder, provided that if more than one Hold Order is submitted by such Existing Holder and the number of APS subject to such Hold Orders exceeds the number of outstanding APS held by such Existing Holder, the number of APS subject to each of such Hold Orders will be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of outstanding APS held by such Existing Holder;

    (ii) any Bids will be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted by such Existing Holder, up to and including the excess of the number of outstanding APS held by such Existing Holder over the number of outstanding APS subject to any Hold Order referred to in clause (i) above (and if more than one Bid submitted by such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of clause (i) above and of the foregoing portion of this clause (ii) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids will be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to Bids not valid under this clause (ii) shall be treated as the subject of a Bid by a Potential Holder; and

    (iii) any Sell Order will be considered valid up to and including the excess of the number of outstanding APS held by such Existing Holder over the sum of the number of APS subject to Hold Orders referred to in clause (i) above and the number of APS subject to valid Bids by such Existing Holder referred to in clause (ii) above; provided that, if more than one Sell Order is submitted by any Existing Holder and the number of APS subject to such Sell Orders is greater than such excess, the number of APS subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of APS equal to such excess.

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If more than one Bid of any Potential Holder is submitted in any Auction, each
Bid submitted in such Auction will be considered a separate Bid with the rate per annum and number of APS therein specified.

DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE Not earlier than the Submission Deadline for each Auction, the Auction Agent will assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such "Hold Order," "Bid" or "Sell Order" as submitted or deemed submitted by a Broker-Dealer hereinafter being referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and will determine the excess of the number of outstanding APS over the number of outstanding APS subject to Submitted Hold Orders (such excess being referred to as the "Available APS") and whether Sufficient Clearing Bids have been made in such Auction. Sufficient Clearing Bids will have been made if the number of outstanding APS that are the subject of Submitted Bids of Potential Holders with rates per annum not higher than the Maximum Applicable Rate equals or exceeds the number of outstanding shares that are the subject of Submitted Sell Orders (including the number of shares subject to Bids of Existing Holders specifying rates per annum higher than the Maximum Applicable Rate). If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") which would result in the number of shares subject to Submitted Bids specifying such rate per annum or a lower rate per annum being at least equal to the available APS. If Sufficient Clearing Bids have been made, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for the APS then outstanding. If Sufficient Clearing Bids have not been made (other than because all outstanding APS are the subject of Submitted Hold Orders), the Dividend Period next following the Auction automatically will be a 7-Day Dividend Period, in the cases of Series A and Series B, and 28-Day Dividend Period in the case of Series C APS, and the Applicable Rate for such Dividend Period will be equal to the Maximum Applicable Rate.

If Sufficient Clearing Bids have not been made, Beneficial Owners that have Submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, of the APS subject to such Submitted Sell Orders. See "--Acceptance and rejection of Submitted Bids and Submitted Sell Orders and allocation of shares." Thus, under some circumstances, Beneficial Owners may not have liquidity of investment.

ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES
Based on the determinations described under "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and subject to the discretion of the Auction Agent to round, the Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling or a Potential Holder purchasing, a number of shares of a series of APS that is fewer than the number of shares of such series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. See the Fund's Amended By-Laws set forth in Appendix B to the Fund's Statement of Additional Information.

NOTIFICATION OF RESULTS; SETTLEMENT
The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Dividend Period for the related APS by telephone approximately 3:00 p.m., New York City time, on the Auction Date for such Auction. Each such Broker-Dealer that submitted an Order for the account of a customer then will advise such customer whether such Bid or Sell Order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling APS as a result of the Auction and will advise each customer purchasing or selling APS to give

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instructions to its Agent Member of the Securities Depository to pay the
purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate.

In accordance with the Securities Depository's normal procedures, on the day after each Auction Date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective Agent Members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of APS as determined in such Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to APS shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds. If the certificates for the APS are not held by the Securities Depository or its nominee, payment will be made in same-day funds to the Auction Agent against delivery of such certificates.

The following is a simplified example of how a typical Auction works. Assume that the Fund has 1,000 outstanding APS and three Existing Holders. The three Existing Holders and three Potential Holders submit orders through Broker-Dealers at the Auction:

Existing Holder A......................  Owns 500 shares, wants to sell    Bid order of 2.1% rate for all
                                         all 500 shares if Applicable      500 shares
                                         Rate is less than 2.1%
Existing Holder B......................  Owns 300 shares, wants to hold    Hold Order--will take the
                                                                           Applicable Rate
Existing Holder C......................  Owns 200 shares, wants to sell    Bid order of 1.9% rate for all
                                         all 200 shares if Applicable      200 shares
                                         Rate is less than 1.9%
Potential Holder D.....................  Wants to buy 200 shares           Places order to buy at or above
                                                                           2.0%
Potential Holder E.....................  Wants to buy 300 shares           Places order to buy at or above
                                                                           1.9%
Potential Holder F.....................  Wants to buy 200 shares           Places order to buy at or above
                                                                           2.1%

The lowest dividend rate that will result in all 1,000 APS continuing to be held is 2.0% (the offer by D). Therefore, the Applicable Rate will be 2.0%. Existing Holders B and C will continue to own their shares. Existing Holder A will sell its shares because A's dividend rate bid was higher than the Applicable Rate. Potential Holder D will buy 200 shares and Potential Holder E will buy 300 shares because their bid rates were at or below the Applicable Rate. Potential Holder F will not buy shares because its bid rate was above the Applicable Rate.

SECONDARY MARKET TRADING AND TRANSFER OF APS

The Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The APS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long-Term Dividend Period, likely will have an adverse effect on the secondary market price of the APS, and a selling Shareholder may sell APS between Auctions at a price per share of less than $25,000.

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                                                                              49
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Taxes

GENERAL

The following is a summary discussion of the material U.S. federal income tax consequences that may be relevant to a Shareholder of acquiring, holding and disposing of the APS of the Fund as of the date of this Prospectus. This discussion addresses only U.S. federal income tax consequences to U.S. Shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular Shareholders in light of their individual circumstances. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations (possibly with retroactive effect). No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its Shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Fund intends to elect and to qualify each year for the special tax treatment afforded to regulated investment companies ("RICs") under the Code. As long as the Fund so qualifies, in any taxable year in which it distributes at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain and net realized gains from certain hedging transactions) and certain other income, the Fund (but not its Shareholders) will not be subject to federal income tax to the extent that it distributes its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss). The Fund intends to distribute substantially all of such income and gain each year.

The APS will constitute stock of the Fund, and distributions by the Fund with respect to its APS (other than distributions in redemption of APS that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current and accumulated earnings and profits as calculated for federal income tax purposes. It is possible, however, that the IRS might take a contrary position, asserting, for example, that the APS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by the Fund to APS Shareholders would constitute interest, whether or not they exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income. Kirkpatrick & Lockhart LLP, counsel to the Fund, believes that such a position, if asserted by the IRS, would be unlikely to prevail if the issue were properly litigated.

Distributions of any taxable net investment income and net short-term capital gain will be taxable as ordinary income (except to the extent that a reduced capital gains tax rate applies to qualified dividend income). Distributions of the Fund's net capital gain, if any, will be taxable to Shareholders as long-term capital gains, regardless of the length of time they held their shares. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after that basis has been reduced to zero, will constitute capital gains to the Shareholder (assuming the shares are held as a capital asset).

Subject to certain conditions and limitations, under applicable federal income tax provisions, a corporation receiving dividends with respect to stock it owns in another corporation is allowed a deduction against a portion of such dividend income received (the "Dividends Received Deduction"). The Fund expects to receive dividends with respect to some or all of the stocks in other corporations

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held by the Fund, and the Fund may designate such dividends as eligible for the
Dividends Received Deduction only to the extent that the Fund receives dividends for which the Fund would be entitled to the Dividends Received Deduction if the Fund were a regular corporation and not a RIC. A corporation that owns Common Shares or APS generally will be entitled to a Dividends Received Deduction with respect to a designated portion of the dividends it receives from the Fund.

For dividends received by the Fund to be eligible for designation for the Dividends Received Deduction, the dividends must be paid by a domestic corporation that is subject to U.S. income tax and the Fund must hold the stock of such corporation for at least 46 days during the 90-day period beginning 45 days before the ex-dividend date for the stock (91 days during the 180-day period for certain preferred stock). The Fund's holding period for stock will in general not include any period for which the Fund holds an option to sell or is the writer of an option to buy substantially identical stock, although there exists an exception for certain options written by the Fund, the exercise prices of which are not substantially below the market prices of the underlying securities at the times the options are written. The Dividends Received Deduction is reduced for dividends received from debt-financed portfolio stock by a percentage related to the amount of debt incurred to purchase such stock.

To the extent that the source of dividends or distributions with respect to the APS is dividends received by the Fund that would be eligible for the Dividends Received Deduction, a corporate holder of Common Shares or APS (collectively, the "Shares") in the Fund will be allowed a deduction equal to 70% of the dividends paid to it by the Fund and designated by the Fund as eligible for the Dividends Received Deduction. The aggregate amount of Dividends Received Deductions that may be taken by a corporation is limited to 70% of its taxable income, computed without regard to any net operating loss deduction.

In order for dividends effectively designated by the Fund as eligible for the Dividends Received Deduction to qualify for the Dividends Received Deduction when received by a particular Shareholder, the Shareholder must, among other things, be a corporation meeting the 46-day (or 91-day) holding period requirement described above with respect to its Fund Shares. The Dividends Received Deduction will be reduced in the case of a Shareholder who has incurred indebtedness, or is treated as having incurred indebtedness, that is "directly attributable" to the acquisition or carrying of the Shares. The basis of a Shareholder's Shares may be reduced in the case of certain "extraordinary dividends" eligible for the Dividends Received Deduction by an amount equal to the non-taxed portion of such dividends, although it is expected that such extraordinary dividends will be paid only in unusual circumstances.

Dividends and other distributions declared by the Fund in October, November or December of any year and payable to Shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the Shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to Shareholders for the year in which that December 31 falls.

The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class's proportionate share of particular types of income for that year, including ordinary income and net capital gain. A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year to the class. Accordingly, the Fund intends to designate a portion of its distributions as capital gain dividends and qualified dividend income in compliance with the IRS position.

Although the matter is not free from doubt, due to the absence of direct regulatory or judicial authority, in the opinion of Kirkpatrick & Lockhart LLP, counsel to the Fund, under current law the manner in which the Fund intends to allocate items of ordinary income, net capital gain and qualified dividend income among the Fund's Common Shares and APS will be respected for federal income tax

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purposes. It is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gain and qualified dividend income or other taxable income.

If at any time when APS are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of Common Shares until the asset coverage is restored. See "Description of APS--Dividends and Dividend Periods--Restrictions on dividends and other payments." Such a suspension may prevent the Fund from distributing at least 90% of the sum of its investment company taxable income and certain other income and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may redeem APS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its Shareholders of failing to qualify for treatment as a RIC. See "Description of APS--Redemption." There can be no assurance, however, that any such action would achieve that objective.

Certain of the Fund's investment practices are subject to special Code provisions that, among other things, may defer the use of certain losses of the Fund and affect the holding period of securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

Under the "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), the U.S. federal income tax rate on long-term capital gains recognized by individuals has been reduced to 15% (or 5% for individuals in the 10% or 15% tax brackets), and "qualified dividend income" received by individuals from certain domestic and foreign corporations will also be taxed at this reduced capital gains tax rate provided certain holding period and other requirements are satisfied. The reduced long-term capital gains tax rate will apply to capital gains realized by Shareholders who sell Common Shares of the Fund that they have held for more than one year. The reduced rates, which do not apply to short-term capital gains, generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003 (and to Fund distributions of such gain), and will cease to apply for taxable years beginning after December 31, 2008. Distributions from the Fund designated as capital gain dividends should be eligible for the reduced rate applicable to long-term capital gains. Ordinary income dividends paid by the Fund will be eligible to be treated by individual Fund Shareholders as qualified dividend income taxed at the reduced capital gains rate to the extent that some portion of the Fund's dividends are attributable to such qualified dividend income received by the Fund and to the extent that the Fund designates such portion as qualified dividend income. The tax treatment applies only if certain holding period and other requirements are satisfied by the Shareholder. For this purpose, "qualified dividend income" means dividends received by the Fund from United States corporations and "qualified foreign corporations," provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.

In the case of securities lending transactions, payments in lieu of dividends do not constitute qualified dividend income. Dividends received by the Fund from REITs are qualified dividend income eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends paid by the Fund generally apply to taxable years beginning after December 31, 2002 and beginning before January 1, 2009. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. There can be no assurances as to what percentage of the dividends paid on the APS will consist of qualified dividend income or long-term capital gains, both of which are taxed at more favorable tax rates than ordinary income.

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A dividend paid by the Fund to a Shareholder will not be treated as qualified dividend income of the Shareholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or fewer than 91 days during the associated 181-day period, in the case of dividends attributable to periods in excess of 366 days paid with respect to preferred stock), (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Although current law only provides 120-day and 180-day periods for holding such stock, proposed technical corrections to the law (the "Technical Corrections Bills") would extend such periods to 121 days and 181 days. The Treasury Department and the IRS have announced that taxpayers may apply the extended periods as if the legislation were already enacted in filing their federal income tax returns.

Subject to certain exceptions, a "qualified foreign corporation" is any foreign corporation that is either (i) incorporated in a possession of the United States (the "possessions test"), or (ii) eligible for benefits of a comprehensive income tax treaty with the United States, which the Secretary of the Treasury determines is satisfactory for these purposes and which includes an exchange of information program (the "treaty test"). The Secretary of the Treasury has currently identified tax treaties between the United States and 52 other countries that satisfy the treaty test.

Subject to the same exceptions, a foreign corporation that does not satisfy either the possessions test or the treaty test will still be considered a "qualified foreign corporation" with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. The Treasury Department has issued a notice stating that common or ordinary stock, or an ADR in respect of such stock, is considered readily tradable on an established securities market in the United States if it is listed on a national securities exchange that is registered under section 6 of the Securities Exchange Act of 1934, as amended, or on the NASDAQ Stock Market.

A qualified foreign corporation does not include any foreign corporation which for the taxable year of the corporation in which the dividend is paid, or the preceding taxable year, is a foreign personal holding company, a foreign investment company or a passive foreign investment company.

The Tax Act, in amending certain Code provisions to provide that dividends paid by a RIC would be treated as "qualified dividend income" to the extent that such dividends were derived from qualified dividend income received by the RIC, failed to make certain conforming amendments to other provisions of the Code. As a result, the Code contains certain contradictory provisions creating some doubt that the Code authorizes the Fund to designate as qualified dividend income that portion of its dividends that is derived from dividends it has received from qualified foreign corporations. The Fund believes, however, that the intention of the Tax Act was to authorize the Fund's designation of such dividends as qualified dividend income. Further, Technical Corrections Bills have been filed in both the Senate and the House of Representatives, and these Technical Corrections Bills would amend the Code to make it clear that dividends paid by a RIC can be designated qualified dividend income to the extent that they are derived from dividends received from qualified foreign corporations. The Fund cannot predict whether or in what form the Technical Corrections Bills will be enacted or, if enacted, when that will occur. Nevertheless, the Treasury Department and the IRS have announced that they will apply the provisions of the Technical Corrections Bills relating to qualified dividend income in advance of the enactment of such legislation.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain

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--------------------------------------------------------------------------------

countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable its Shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its Shareholders and each Shareholder (1) would be required to include in gross income, and treat as paid by such Shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such Shareholder's own income from those sources, and (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against federal income tax. The Fund will report to its Shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

SALES OF APS

A selling Shareholder will generally recognize gain or loss in an amount equal to the difference between the Shareholder's adjusted tax basis in the Shares sold and the amount received. If the Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is
(i) the same as the maximum ordinary income tax rate in the case of gains recognized on the sale of capital assets held for one year or less or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends) (5% for individuals in the 10% or 15% tax brackets). Any loss on a disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Shares will be disallowed to the extent those Shares are replaced by other Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares (whether through the reinvestment of distributions, which could occur, for example, if the Shareholder is a participant in the Fund's dividend reinvestment plan or otherwise). In that event, the basis of the replacement Shares will be adjusted to reflect the disallowed loss.

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual Shareholders.

BACKUP WITHHOLDING

The Fund is required to withhold a percentage of all taxable dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate Shareholders who do not provide the Fund with a correct taxpayer identification number. Such withholding from taxable dividends and capital gain distributions is also required for such Shareholders who fail to provide certain certifications or otherwise are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a Shareholder may be refunded or credited against the Shareholder's U.S. federal income tax liability, provided that the required information is furnished to the IRS.

--------------------------------------------------------------------------------
 54

--------------------------------------------------------------------------------

Description of capital structure

The Fund is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated February 27, 2004 ("Declaration of Trust"). The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees of the Fund have authorized an unlimited number of shares of beneficial interest, par value $0.01 per share, all of which shares were initially classified as Common Shares. The Declaration of Trust also authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including Preferred Shares, having a par value of $0.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Shareholders. For a description of the APS, see "Description of APS." The following table shows the amount of (i) shares authorized, (ii) shares held by the Fund for its own account and (iii) shares outstanding, for each class of authorized securities of the Fund as of June 30, 2004.

                                                                                              AMOUNT
                                                                                         OUTSTANDING
                                                                                       (EXCLUSIVE OF
                                                                  AMOUNT HELD BY      AMOUNT HELD BY
                                                                 FUND FOR ITS OWN   FUND FOR ITS OWN
TITLE OF CLASS                               AMOUNT AUTHORIZED       ACCOUNT                ACCOUNT)
----------------------------------------------------------------------------------------------------
Common Shares..............................        Unlimited                -0-         14,505,000
Auction Preferred Shares
  Series A.................................            2,000                -0-                -0-
  Series B.................................            2,000                -0-                -0-
  Series C.................................            1,800                -0-                -0-

Holders of Common Shares are entitled to share equally in dividends declared by a Board of Trustees payable to holders of Common Shares and in the net assets of the Fund available for distribution to holders of Common Shares after payment of the preferential amounts payable to holders of any outstanding Preferred Shares, including the APS. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive or conversion rights and Common Shares are not redeemable. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding Preferred Shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares. The Declaration of Trust provides that Shareholders are not liable for any liabilities of the Fund, permits inclusion of a clause to that effect in every agreement entered into by the Fund and in coordination with the Fund's By-Laws indemnifies Shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust and the Fund's By-Laws described in the foregoing sentence make the likelihood of such personal liability remote.

Holders of Common Shares are entitled to one vote for each share held and will vote with the holders of any outstanding APS or other Preferred Shares on each matter submitted to a vote of holders of Common Shares, except as described under "Description of APS--Voting rights."

Shareholders are entitled to one vote for each share held. The Common Shares, APS and any other Preferred Shares do not have cumulative voting rights, which means that the holders of more than 50% of the Common Shares, APS and any other Preferred Shares voting for the election of Trustees can elect all of the Trustees standing for election by such holders, and, in such event, the holders of the remaining Common Shares, APS and any other Preferred Shares will not be able to elect any of such Trustees.

--------------------------------------------------------------------------------

DESCRIPTION OF CAPITAL STRUCTURE
--------------------------------------------------------------------------------

So long as any APS or any other Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any dividends of or other distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on Preferred Shares or accrued interest on borrowings has been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding Preferred Shares (expected to equal the aggregate original purchase price of the outstanding Preferred Shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the Preferred Shares from a Rating Agency. These requirements include an asset coverage test more stringent than under the 1940 Act. See "Description of APS--Dividends and Dividend Periods--Restrictions on dividends and other payments."

The Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its Shareholders.

The Common Shares of the Fund commenced trading on the NYSE on April 28, 2004. As of June 30, 2004, the net asset value per share of Common Shares and the closing price per share of Common Shares on the NYSE were $19.43, and $17.69, respectively.

PREFERRED SHARES

Under the 1940 Act, the Fund is permitted to have outstanding more than one series of Preferred Shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive rights to purchase any APS or any other Preferred Shares that might be issued. It is anticipated that the net asset value per share of the APS will equal its original purchase price per share plus accumulated dividends per share.

Certain provisions of the Declaration of Trust

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board, and could have the effect of depriving holders of Common Shares of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of holders of Common Shares and Preferred Shares. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and is entitled to vote on the matter.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates,

--------------------------------------------------------------------------------
 56

CERTAIN PROVISIONS OF THE DECLARATION OF TRUST
--------------------------------------------------------------------------------

unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of holders of Common Shares and Preferred Shares generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

CONVERSION TO OPEN-END FUND

The Fund may be converted to an open-end investment company at any time if approved by the lesser of (i) two-thirds or more of the Fund's then outstanding Common Shares and Preferred Shares, each voting separately as a class, or (ii) more than 50% of the then outstanding Common Shares and Preferred Shares, voting separately as a class if such conversion is recommended by at least 75% of the Trustees then in office. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the Shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all Shareholders. Conversion of the Fund to an open-end investment company also would require the redemption of any outstanding Preferred Shares, including the APS, and could require the repayment of borrowings. The Board believes that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end investment company.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Underwriting

The underwriters named below (the "Underwriters"), acting through UBS Securities LLC, 299 Park Avenue, New York, New York, as lead manager and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC as their representatives (together with the lead manager, the "Representatives"), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund and the Adviser, to purchase from the Fund the number of APS set forth below their respective names. The Underwriters are committed to purchase and pay for all of the Fund's APS if any are purchased.

                        UNDERWRITERS                          NUMBER OF SHARES
------------------------------------------------------------------------------
UBS Securities LLC..........................................
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated...................................
Wachovia Capital Markets, LLC...............................
                                                              ----------------
     Total..................................................
                                                              ================

The Underwriters have advised the Fund that they propose initially to offer the APS of the Fund to the public at the public offering price set forth on the cover page of this Prospectus, and to certain dealers at such price less a
concession not in excess of $     per share. The Underwriters may allow, and
such dealers may reallow, a discount not in excess of $     per share to other
dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any APS purchased
on or before July   , 2004.

The Underwriters will act in Auctions as Broker-Dealers as set forth under "The Auctions--General--Broker-Dealer Agreements" and will be entitled to fees for services as Broker-Dealers as set forth therein. The Underwriters also may provide information to be used in ascertaining the Reference Rate.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be principal underwriters of the Fund under the 1940 Act and, subject to certain conditions, may act as such brokers while they are principal underwriters.

In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

The Fund and the Adviser have agreed to indemnify the Underwriters against certain liabilities including liabilities under the Securities Act of 1933, as amended.

Shareholder Servicing Agent, custodian and transfer agent

Pursuant to a shareholder servicing agreement ("Shareholder Servicing Agreement") between UBS Securities LLC (the "Shareholder Servicing Agent") and Eaton Vance, the Shareholder Servicing Agent will (i) at the request of and as specified by Eaton Vance, undertake to make available public information pertaining to the Fund on an ongoing basis and to communicate to investors and prospective investors the Fund's features and benefits (including arranging periodic seminars or conference calls for Eaton Vance to communicate to investors, responding to questions from current or prospective Shareholders and contacting specific Shareholders, where appropriate), provided that services shall not include customary market research information provided by the Shareholder Servicing Agent or its registered broker-dealer affiliates in the ordinary course of their business; (ii) at the

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 58

SHAREHOLDER SERVICING AGENT, CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

request of and as specified by Eaton Vance, make available to investors and prospective investors market price, net asset value, yield and other information regarding the Fund (provided that services shall not include customary market research information provided by the Shareholder Servicing Agent or its registered broker-dealer affiliates in the ordinary course of their business), if reasonably obtainable, for the purpose of maintaining the visibility of the Fund in the investor community; (iii) at the request of Eaton Vance or the Fund, provide certain economic research and statistical information and reports, if reasonably obtainable, to Eaton Vance or the Fund and consult with representatives of Eaton Vance and/or Trustees of the Fund in connection therewith, which information and reports shall include: (a) statistical and financial market information with respect to the Fund's market performance; and
(b) comparative information regarding the Fund and other closed-end management investment companies with respect to (1) the net asset value of their respective shares, (2) the respective market performance of the Fund and such other companies, and (3) other relevant performance indicators. Except as legally required, such information and reports may not be quoted or referred to, orally or in writing, reproduced or disseminated by the Fund or any of its affiliates or any of their agents, without the prior written consent of the Shareholder Servicing Agent, which consent will not be unreasonably withheld; and (iv) at the request of Eaton Vance or the Fund, provide information to and consult with Eaton Vance and/or the Board of Trustees of the Fund with respect to applicable strategies designed to address market value discounts, which may include share repurchases, tender offers, modifications to dividend policies or capital structure, repositioning or restructuring of the Fund, conversion of the Fund to an open-end investment company, liquidation or merger; including providing information concerning the use and impact of the above strategic alternatives by other market participants provided, however, that under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. For these services, Eaton Vance will pay the Shareholder Servicing Agent a fee computed daily and payable quarterly equal, on an annual basis, to 0.10% of the Fund's average daily gross assets. Under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is relieved from liability to Eaton Vance or the Fund for any act or omission to act by the Shareholder Servicing Agent in the course of its performances under the Shareholder Servicing Agreement in the absence of gross negligence or willful misconduct on the part of the Shareholder Servicing Agent. The Shareholder Servicing Agreement will continue so long as the Advisory Agreement remains in effect between the Fund and the Adviser or any successor in interest or affiliate of the Adviser, as and to the extent that such Advisory Agreement is renewed periodically in accordance with the 1940 Act.

Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116 is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. IBT maintains the Fund's general ledger and computes net asset value per share at least weekly. IBT also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Fund's investments, and receives and disburses all funds. IBT also assists in preparation of Shareholder reports and the electronic filing of such reports with the SEC.

PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027 is the transfer agent and dividend disbursing agent of the Fund.

Legal opinions

Certain legal matters in connection with the APS will be passed upon for the Fund by Kirkpatrick & Lockhart LLP, Boston, Massachusetts, and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Independent registered public accounting firm

Deloitte & Touche LLP, Boston, Massachusetts is the independent registered public accounting firm for the Fund and will audit the Fund's financial statements.

Additional information

The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling 1-800-225-6265.

Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

--------------------------------------------------------------------------------
 60

--------------------------------------------------------------------------------

Table of contents for the
Statement of Additional Information

                                                              PAGE
                                                              ----
Additional investment information and restrictions..........    2
Trustees and officers.......................................    8
Investment advisory and other services......................   15
Determination of net asset value............................   17
Portfolio trading...........................................   18
Taxes.......................................................   20
Other information...........................................   25
Independent registered public accounting firm...............   26
Independent auditors' report................................   27
Statement of assets and liabilities.........................   28
Notes to Financial Statements...............................   29
Appendix A: Ratings.........................................  A-1
Appendix B: Amended By-Laws.................................  B-1

The Fund's privacy policy

The Fund is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. The Fund has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about the Fund's privacy policies call 1-800-262-1122.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Glossary

"7-Day Dividend Period" means a Dividend Period consisting of seven days.

"28-Day Dividend Period" means a Dividend Period consisting of 28 days.

"1940 Act" means the Investment Company Act of 1940, as amended from time to time.

"1940 Act APS Asset Coverage" has the meaning set forth on page 39 of this Prospectus.

"1940 Act Cure Date" has the meaning set forth on page 39 of this Prospectus.

"Adviser" means Eaton Vance Management.

"Agent Member" means the member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more APS or on behalf of a Potential Beneficial Owner.

"Amended By-Laws" means the By-laws of the Fund, as amended June 15, 2004, specifying the powers, preferences and rights of the APS. The Fund's Amended By-Laws are contained in Appendix B to the Fund's Statement of Additional Information.

"Applicable Percentage" has the meaning set forth on page 45 of this Prospectus.

"Applicable Rate" means the rate per annum at which cash dividends are payable on APS for any Dividend Period.

"Applicable Spread" has the meaning set forth on page 45 of this Prospectus.

"Applicable Spread Over the Reference Rate" means the rate equaling the sum of the Applicable Spread plus the Reference Rate.

"APS" means the Auction Preferred Shares with a par value of $0.01 per share and a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), of the Fund.

"APS Basic Maintenance Amount" has the meaning set forth on page 40 of this Prospectus.

"APS Basic Maintenance Cure Date" has the meaning set forth on page 38 of this Prospectus.

"APS Shareholders" has the meaning set forth on the inside cover page of this Prospectus.

"Auction" means a periodic operation of the Auction Procedures.

"Auction Agent" means Deutsche Bank Trust Company Americas, unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees of the Fund or a duly authorized committee thereof enters into an agreement with each to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the APS.

"Auction Agent Agreement" means the agreement entered into between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate.

"Auction Date" has the meaning set forth on page 44 of this Prospectus.

"Auction Procedures" means the procedures for conducting Auctions set forth in
Section 9 of Article VII of the Fund's Amended By-Laws contained in Appendix B to the Fund's Statement of Additional Information.

"Available APS" has the meaning specified in Paragraph 9(d)(i) of the Auction Procedures.

--------------------------------------------------------------------------------
 62

GLOSSARY
--------------------------------------------------------------------------------

"Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or if applicable, the Auction Agent) as a holder of APS or a Broker-Dealer that holds APS for its own account.

"Bid" has the meaning specified in Subsection 9(b)(i) of the Auction Procedures.

"Bidder" has the meaning specified in Subsection 9(b)(i) of the Auction Procedures.

"Board of Trustees" or "Board" means the Board of Trustees of the Fund.

"Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

"Broker-Dealer Agreement" means an agreement entered into between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

"Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

"Cede & Co." means the nominee of DTC, and in whose name the shares of APS initially will be registered.

"Code" means the Internal Revenue Code of 1986, as amended.

"Common Shares" means the common shares of beneficial interest, par value $0.01 per share, of the Fund.

"Date of Original Issue" means, with respect to each series of APS, the date on which such share first is issued by the Fund.

"Declaration of Trust" means the Agreement and Declaration of Trust of the Fund.

"Discounted Value" of any asset of each means with respect to a Fitch Eligible Asset and Moody's Eligible Asset, the quotient of the market value thereof divided by the applicable Fitch Discount Factor and Moody's Discount Factor.

"Dividend Payment Date" has the meaning set forth on page 34 of this Prospectus.

"Dividend Periods" has the meaning set forth on page 34 of this Prospectus.

"DTC" means The Depository Trust Company.

"Eligible Assets" means Fitch Eligible Assets and Moody's Eligible Assets.

"Existing Holder" means a Broker-Dealer or any such other person as may be permitted by the Fund that is listed as the holder of record of APS in the records of the Auction Agent.

"Fitch" means Fitch Ratings or its successors.

"Fitch Eligible Assets" has the meaning set forth on page 40 of this Prospectus.

"Fund" means Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund, a Massachusetts business trust that is the issuer of APS.

"Hold Order" has the meaning specified in Subsection 9(b)(i) of the Auction Procedures.

"IBT" means Investors Bank & Trust Company, the custodian of the Fund's assets.

--------------------------------------------------------------------------------

GLOSSARY
--------------------------------------------------------------------------------

"Initial Dividend Payment Date" has the meaning set forth on the inside cover page of this Prospectus.

"Initial Dividend Period" means, with respect to the APS, the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date of the APS.

"IRS" means the Internal Revenue Service.

"LIBOR" means the London Interbank Offered Rate.

"LIBOR Rate" has the meaning specified in Subsection 1(a) of Article VII of the Fund's Amended By-Laws contained in Appendix B to the Fund's Statement of Additional Information.

"Long-Term Dividend Period" has the meaning set forth on page 35 of this Prospectus.

"Mandatory Redemption Price" has the meaning set forth on page 38 of this Prospectus.

"Maximum Applicable Rate" has the meaning specified under "The Auctions--Auction Procedures--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in this Prospectus.

"Moody's" means Moody's Investors Service, Inc. or its successors.

"Moody's Eligible Assets" has the meaning set forth on page 40 of this Prospectus.

"Non-Call Period" has the meaning set forth under "Specific Redemption Provisions" below.

"Non-Payment Period" has the meaning set forth on pages 36 and 37 of this Prospectus.

"Non-Payment Period Rate" has the meaning set forth on page 37 of this Prospectus.

"Notice of Revocation" has the meaning set forth on page 35 of this Prospectus.

"Notice of Special Dividend Period" has the meaning set forth on page 35 of this Prospectus.

"Optional Redemption Price" has the meaning set forth on page 38 of this Prospectus.

"Order" has the meaning specified in Subsection 9(b)(i) of the Auction
Procedures.

"Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of APS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional APS.

"Potential Holder" means any Broker-Dealer or any such other person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring APS (or, in the case of an Existing Holder, additional APS).

"Preferred Shares" means preferred shares of beneficial interest, par value $0.01 per share, of the Fund.

"Premium Call Period" has the meaning set forth under "Specific Redemption Provisions" below.

"Rating Agency" has the meaning set forth on page 23 of this Prospectus.

"Reference Rate" means (i) with respect to a Dividend Period having 364 or fewer days, the applicable LIBOR Rate and (ii) with respect to a Dividend Period having 365 or more days, the applicable U.S. Treasury Note Rate.

"Request for Special Dividend Period" has the meaning set forth on page 35 of this Prospectus.

"Response" has the meaning set forth on page 35 of this Prospectus.

"S&P" means Standard & Poor's, or its successors.

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 64

GLOSSARY
--------------------------------------------------------------------------------

"Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the APS.

"Sell Order" has the meaning specified in Subsection 9(b)(i) of the Auction Procedures.

"Shareholder" means holders of Common Shares or Preferred Shares of the Fund.

"Shares" means Common Shares and/or APS.

"Short-Term Dividend Period" has the meaning set forth on page 35 this Prospectus.

"Special Dividend Period" has the meaning set forth on page 34 of this Prospectus.

"Specific Redemption Provisions" means, with respect to a Special Dividend Period, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Trustees of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during which the APS subject to such Dividend Period shall not be subject to redemption at the option of the Fund and
(ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the APS subject to such Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Trustees of the Fund after consultation with the Auction Agent and the Broker-Dealers.

"Submission Deadline" has the meaning specified in Subsection 9(a)(x) of the Auction Procedures.

"Submitted Bid" has the meaning specified in Subsection 9(d)(i) of the Auction Procedures.

"Submitted Hold Order" has the meaning specified in Subsection 9(d)(i) of the Auction Procedures.

"Submitted Order" has the meaning specified in Subsection 9(d)(i) of the Auction Procedures.

"Submitted Sell Order" has the meaning specified in Subsection 9(d)(i) of the Auction Procedures.

"Subsequent Dividend Period" means each Dividend Period after the Initial Dividend Period.

"Substitute Rating Agency" and "Substitute Rating Agencies" shall mean a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations, respectively, selected by the Adviser, or its respective affiliates and successors, after consultation with the Fund and the Broker-Dealers, to act as a substitute Rating Agency or substitute Rating Agencies, as the case may be, to determine the credit ratings of the APS.

"Sufficient Clearing Bids" has the meaning specified in Subsection 9(d)(i) of the Auction Procedures.

"U.S. Treasury Note Rate" on any date means (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Note Rate on such date. "Alternate Treasury Note Rate" on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. government securities dealers selected by the Auction Agent.

"Valuation Date" means, for purposes of determining whether the Fund is maintaining the APS Basic Maintenance Amount, each Business Day commencing with
July   , 2004.

"Winning Bid Rate" has the meaning specified in Subsection 9(d)(i) of the Auction Procedures.

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                                                                              65

                               [EATON VANCE LOGO]

STATEMENT OF ADDITIONAL INFORMATION      SUBJECT TO COMPLETION     JULY 12, 2004
--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
              2004

EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND OPPORTUNITIES FUND

THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MASSACHUSETTS 02109
(800) 225-6265

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                              PAGE
                                                              ----
Additional investment information and restrictions..........    2
Trustees and officers.......................................    8
Investment advisory and other services......................   15
Determination of net asset value............................   17
Portfolio trading...........................................   18
Taxes.......................................................   20
Other information...........................................   25
Independent registered public accounting firm...............   26
Statement of assets and liabilities.........................   28
Notes to Financial Statements...............................   29
APPENDIX A: Ratings.........................................  A-1
APPENDIX B: Amended By-Laws.................................  B-1

THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND
OPPORTUNITIES FUND (THE "FUND") DATED           , 2004, AS SUPPLEMENTED FROM
TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-225-6265.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH IS NOT A PROSPECTUS, IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund's Prospectus.

Additional investment information and restrictions

Primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. Eaton Vance may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help to achieve the Fund's investment objective.

Tax-managed investing. Taxes are a major influence on the net returns that investors receive on their taxable investments. There are five components of the returns of the Fund--appreciation in the value of the Fund shares, distributions of tax-advantaged dividends, distributions of other investment income and distributions of realized short-term and long-term capital gains--which are treated differently for federal income tax purposes. Distributions of income other than tax-advantaged dividends and distributions of net realized short-term gains (on stocks held for one year or less) are taxed as ordinary income, at rates currently as high as 35%. Distributions to individuals and other non-corporate shareholders of tax-advantaged dividends and net realized long-term gains (on stocks held for more than one year) are currently taxed at rates up to 15%, provided certain holding period and other requirements are satisfied. Generally, returns derived from appreciation in the value of the Fund shares are not taxable until the shareholder sells his or her Fund shares. Upon sale, a capital gain or loss (short-term if the shareholder has held his or her shares for one year or less, otherwise long-term) equal to the difference between the net proceeds of such sale and the shareholder's adjusted tax basis is realized. As described in the Prospectus, the Fund seeks to achieve favorable after-tax returns in part by minimizing the taxes incurred by shareholders in connection with the Fund's net investment income and net realized gains.

Equity investments. The Fund invests primarily in dividend-paying common stocks and preferred stocks. The Fund also may invest in debt securities, warrants and other securities and instruments.

Preferred Stocks. The Fund may invest in preferred stocks of both domestic and foreign issuers. Under normal market conditions, the Fund expects, with respect to that portion of its total assets invested in preferred stocks, to invest primarily in preferred stocks of investment grade quality as determined by S&P, Fitch or Moody's or, if unrated, determined to be of comparable quality by Eaton Vance. However, the Fund may from time to time purchase preferred stocks of below investment grade quality that, at the time of purchase, are rated at least B as determined by S&P, Fitch or Moody's or, if unrated, are determined to be of comparable quality by Eaton Vance. Securities of below investment grade quality commonly are referred to as "junk" preferred stocks and bonds, as the case may be. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event of a downgrade of an assessment of credit quality or the withdrawal of a rating. Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks as more fully described in the Prospectus.

Derivative instruments. Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices, market conditions or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the U.S. or abroad and may include the purchase or sale of futures contracts on indices and options on stock index futures, the purchase of put options and the sale of call options on securities held, equity swaps and the purchase and sale of currency futures and forward foreign currency exchange contracts. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other

--------------------------------------------------------------------------------
 2

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility. Over-the-counter ("OTC") derivative instruments, equity swaps and forward sales of stocks involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. The Fund has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO. There can be no assurance that the use of derivative instruments will be advantageous.

Foreign exchange traded futures contracts and options thereon may be used only if the Adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

A put option on a security may be written only if the Adviser intends to acquire the security. Call options written on securities will be covered by ownership of the securities subject to the call option or an offsetting option.

CORPORATE BONDS AND OTHER DEBT SECURITIES

The Fund may invest in corporate bonds including below investment grade quality, commonly known as "junk bonds" ("Non-Investment Grade Bonds"). Investments in Non-Investment Grade Bonds generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Non-Investment Grade Bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of higher quality securities.

Non-Investment Grade Bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in Non-Investment Grade Bond prices because the advent of recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of Non-Investment Grade Bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of Non-Investment Grade Bonds structured as

--------------------------------------------------------------------------------

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

zero-coupon, step-up or payment-in-kind securities, market prices of such securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. Eaton Vance seeks to reduce these risks through diversification, credit analysis and attention to current developments in both the economy and financial markets.

The secondary market on which Non-Investment Grade Bonds are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of Non-Investment Grade Bonds, especially in a thinly traded market. When secondary markets for Non-Investment Grade Bonds are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is no reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling these securities. The Fund will be more dependent on Eaton Vance's research and analysis when investing in Non-Investment Grade Bonds. Eaton Vance seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rate and market conditions.

A general description of the ratings of securities by S&P, Fitch and Moody's is set forth in Appendix A to this SAI. Such ratings represent these rating organizations' opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating Non-Investment Grade Bonds can involve certain risks. For example, credit ratings evaluate the safety or principal and interest payments, not the market value risk of Non-Investment Grade Bonds. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Eaton Vance does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

In the event that a rating agency or Eaton Vance downgrades its assessment of the credit characteristics of a particular issue, the Fund is not required to dispose of such security. In determining whether to retain or sell a downgraded security, Eaton Vance may consider such factors as Eaton Vance's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of high quality debt securities.

SHORT SALES
The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly-acquired stock.

The ability to use short sales against-the-box, certain equity swaps and certain equity collar strategies as a tax-efficient management technique with respect to holdings of appreciated securities is limited to circumstances in which the hedging transaction is closed out within thirty days of the end of the Fund's taxable year and the underlying appreciated securities position is held unhedged for at least the

--------------------------------------------------------------------------------
 4

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

next sixty days after the hedging transaction is closed. Failure to meet these requirements would trigger the recognition of gain on the underlying appreciated securities position under the federal tax laws applicable to constructive sales.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, the Adviser is under no obligation to utilize short sales at all.

SECURITIES LENDING
As described in the Prospectus, the Fund may lend a portion of its portfolio securities to broker-dealers or other institutional borrowers. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser to be at least investment grade. All securities loans will be collateralized on a continuous basis by cash or U.S. government securities having a value, marked to market daily, of at least 100% of the market value of the loaned securities. The Fund may receive loan fees in connection with loans that are collateralized by securities or on loans of securities for which there is special demand. The Fund may also seek to earn income on securities loans by reinvesting cash collateral in securities consistent with its investment objective and policies, seeking to invest at rates that are higher than the "rebate" rate that it normally will pay to the borrower with respect to such cash collateral. Any such reinvestment will be subject to the investment policies, restrictions and risk considerations described in the Prospectus and in this SAI. Under current Rating Agencies guidelines in connection with the Auction Preferred Shares, securities lending by the Fund may not exceed 10% of the Fund's total gross assets. Such limit is subject to change by the Rating Agencies.

Securities loans may result in delays in recovering, or a failure of the borrower to return, the loaned securities. The defaulting borrower ordinarily would be liable to the Fund for any losses resulting from such delays or failures, and the collateral provided in connection with the loan normally would also be available for that purpose. Securities loans normally may be terminated by either the Fund or the borrower at any time. Upon termination and the return of the loaned securities, the Fund would be required to return the related cash or securities collateral to the borrower and it may be required to liquidate longer term portfolio securities in order to do so. To the extent that such securities have decreased in value, this may result in the Fund realizing a loss at a time when it would not otherwise do so. The Fund also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable rebate rates paid to borrowers and related administrative costs. These risks are substantially the same as those incurred through investment leverage, and will be subject to the investment policies, restrictions and risk considerations described in the Prospectus and in this SAI.

The Fund will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, and the Fund will not be entitled to exercise voting or other beneficial rights on loaned securities. The Fund will exercise its right to terminate loans and thereby regain these rights whenever the Adviser considers it to be in the Fund's interest to do so, taking into account the related loss of reinvestment income and other factors.

TEMPORARY INVESTMENTS
The Fund may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.

INVESTMENT RESTRICTIONS
The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting

--------------------------------------------------------------------------------

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or
(b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy the Fund may not:

(1) Borrow money, except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%;

(2) Issue senior securities, as defined in the 1940 Act, other than (a) preferred shares which immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (c) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines "senior security" as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;

(3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

(4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in selling or disposing of a portfolio investment;

(5) Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

(6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

(7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currencies, interest or other financial instruments;

(8) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies; and

(9) Invest 25% or more of its total assets in any single industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

--------------------------------------------------------------------------------
 6

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

For purposes of construing restriction (9), securities of the U.S. government, its agencies, or instrumentalities are not considered to represent industries. The Fund reserves the right to invest 25% or more of its assets in each of the energy, raw materials, real estate, utilities and financial services sectors. For purposes of construing restriction (9), a large economic or market sector shall not be construed as a group of industries.

The Fund has adopted the following nonfundamental investment policy which may be changed by the Board without approval of the Fund's shareholders. As a matter of nonfundamental policy, the Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

Upon the Board's approval, the Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other assets or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the Adviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Trustees and officers

The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR.

                                                                                  NUMBER OF
                                                                              PORTFOLIOS IN
                                     TERM OF OFFICE                            FUND COMPLEX               OTHER
NAME AND                POSITION(S)      AND LENGTH  PRINCIPAL OCCUPATION(S)    OVERSEEN BY       DIRECTORSHIPS
DATE OF BIRTH         WITH THE FUND      OF SERVICE   DURING PAST FIVE YEARS     TRUSTEE(1)                HELD
---------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
James B. Hawkes       Trustee(3)     Since 3/15/04   Chairman, President and       197       Director of EVC
11/9/41               and Vice       Three Years     Chief Executive Officer
                      President                      of BMR, Eaton Vance,
                                                     EVC and EV; Director of
                                                     EV; Vice President and
                                                     Director of EVD.
                                                     Trustee and/or officer
                                                     of 197 registered
                                                     investment companies in
                                                     the Eaton Vance Fund
                                                     Complex. Mr. Hawkes is
                                                     an interested person
                                                     because of his
                                                     positions with BMR,
                                                     Eaton Vance, EVC and
                                                     EV, which are
                                                     affiliates of the Fund.
NON-INTERESTED TRUSTEES
Samuel L. Hayes, III  Trustee(2)     Since 3/15/04   Jacob H. Schiff               197       Director of
(A) 2/23/35                          Three Years     Professor of Investment                 Tiffany & Co.
                                                     Banking Emeritus,                       (specialty
                                                     Harvard University                      retailer) and
                                                     Graduate School of                      Telect, Inc.
                                                     Business                                (telecommunication
                                                     Administration.                         services company)
William H. Park       Trustee(3)     Since 3/15/04   President and Chief           194       None
  9/19/47                            Three Years     Executive Officer,
                                                     Prizm Capital
                                                     Management, LLC
                                                     (investment management
                                                     firm) (since 2002).
                                                     Executive Vice
                                                     President and Chief
                                                     Financial Officer,
                                                     United Asset Management
                                                     Corporation (a holding
                                                     company owning
                                                     institutional
                                                     investment management
                                                     firms) (1982-2001).

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 8

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                                                                                  NUMBER OF
                                                                              PORTFOLIOS IN
                                     TERM OF OFFICE                            FUND COMPLEX               OTHER
NAME AND                POSITION(S)      AND LENGTH  PRINCIPAL OCCUPATION(S)    OVERSEEN BY       DIRECTORSHIPS
DATE OF BIRTH         WITH THE FUND      OF SERVICE   DURING PAST FIVE YEARS     TRUSTEE(1)                HELD
---------------------------------------------------------------------------------------------------------------
Ronald A. Pearlman    Trustee(4)     Since 3/15/04   Professor of Law,             194       None
7/10/40                              Three Years     Georgetown University
                                                     Law Center (since
                                                     1999). Tax Partner,
                                                     Covington & Burling,
                                                     Washington, DC (1991-
                                                     2000).
Norton H. Reamer (A)  Trustee(4)     Since 3/15/04   President and Chief           197       None
9/21/35                              Three Years     Executive Officer of
                                                     Asset Management
                                                     Finance Corp. (a
                                                     specialty finance
                                                     company serving the
                                                     investment management
                                                     industry) (since
                                                     October 2003).
                                                     President, Unicorn
                                                     Corporation (an
                                                     investment and
                                                     financial advisory
                                                     services company)
                                                     (since September 2000).
                                                     Formerly, Chairman,
                                                     Hellman, Jordan
                                                     Management Co., Inc.
                                                     (an investment
                                                     management company)
                                                     (2000-2003). Formerly,
                                                     Advisory Director of
                                                     Berkshire Capital
                                                     Corporation (investment
                                                     banking firm) (2002-
                                                     2003). Formerly,
                                                     Chairman of the Board,
                                                     United Asset Management
                                                     Corporation (a holding
                                                     company owning
                                                     institutional
                                                     investment management
                                                     firms) and Chairman,
                                                     President and Director,
                                                     UAM Funds (mutual
                                                     funds) (1980-2000).
Lynn A. Stout         Trustee(4)     Since 3/15/04   Professor of Law,             197       None
9/14/57                              Three Years     University of
                                                     California at Los
                                                     Angeles School of Law
                                                     (since July 2001).
                                                     Formerly, Professor of
                                                     Law, Georgetown
                                                     University Law Center.

------------
(1)  Includes both master and feeder funds in master-feeder structure.
(2)  Class I Trustees whose term expires in 2005.
(3)  Class II Trustees whose term expires in 2006.
(4)  Class III Trustees whose term expires in 2007.

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                           TERM OF OFFICE
                            POSITION(S)        AND LENGTH
NAME AND DATE OF BIRTH    WITH THE FUND        OF SERVICE   PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Duncan W. Richardson     President and      Since 2/27/04   Senior Vice President and Chief Equity
10/26/57                 Chief                              Investment Officer of Eaton Vance and BMR.
                         Executive                          Officer of 44 registered investment
                         Officer                            companies managed by Eaton Vance or BMR.
Thomas E. Faust Jr.      Vice President     Since 2/27/04   Executive Vice President of Eaton Vance,
5/31/58                                                     BMR, EVC and EV; Chief Investment Officer of
                                                            Eaton Vance and BMR and Director of EVC.
                                                            Chief Executive Officer of Belair Capital
                                                            Fund LLC, Belcrest Capital Fund LLC, Belmar
                                                            Capital Fund LLC; Belport Capital Fund LLC
                                                            and Belrose Capital Fund LLC (private
                                                            investment companies sponsored by Eaton
                                                            Vance). Officer of 56 registered investment
                                                            companies managed by Eaton Vance or BMR.
Thomas H. Luster         Vice President     Since 2/27/04   Vice President of Eaton Vance or BMR.
4/8/62                                                      Officer of 15 registered investment
                                                            companies managed by Eaton Vance or BMR.
Michael R. Mach          Vice President     Since 2/27/04   Vice President of Eaton Vance and BMR.
7/15/47                                                     Previously, Managing Director and Senior
                                                            Analyst for Robertson Stephens (1998-1999).
                                                            Officer of 26 registered investment
                                                            companies managed by Eaton Vance or BMR.
Judith A. Saryan         Vice President     Since 2/27/04   Vice President of Eaton Vance and BMR.
8/21/54                                                     Previously, Portfolio Manager and Equity
                                                            Analyst for State Street Global Advisors
                                                            (1980-1999). Officer of 25 registered
                                                            investment companies managed by Eaton Vance
                                                            or BMR.
James L. O'Connor        Treasurer          Since 2/27/04   Vice President of BMR, Eaton Vance and EVD.
4/1/45                                                      Officer of 118 registered investment
                                                            companies managed by Eaton Vance or BMR.
Alan R. Dynner           Secretary          Since 2/27/04   Vice President, Secretary and Chief Legal
10/10/40                                                    Officer of BMR, Eaton Vance, EVD, EV and
                                                            EVC. Officer of 197 registered investment
                                                            companies managed by Eaton Vance or BMR.

The Board of Trustees of the Fund has several standing Committees, including the Governance Committee, the Audit Committee, and the Special Committee. Each such Committee is comprised of only noninterested Trustees.

The Governance Committee of the Board of Trustees of the Fund is comprised of the noninterested Trustees. Ms. Stout currently serves as chairperson of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees

--------------------------------------------------------------------------------
 10

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

thereof, including the nomination and selection of noninterested Trustees and the compensation of noninterested Trustees.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted to the Governance Committee, contains sufficient background information concerning the candidate and is received in a sufficiently timely manner.

Messrs. Reamer (Chairman), Hayes, Park and Ms. Stout are members of the Audit Committee of the Board of Trustees of the Fund. The Board of Trustees has designated Messrs. Hayes, Park and Reamer, each a noninterested Trustee, as audit committee financial experts. The Audit Committee's functions include (i) overseeing the Fund's accounting and financial reporting policies and practices, its internal audit controls and procedures, the internal controls of certain service providers, as appropriate, and the quality and integrity of the Fund's financial statements and independent audit thereof; (ii) approving the selection, evaluation and, when appropriate, replacement of the Fund's independent auditors; and (iii) evaluating the qualification, independence, and performance of the Fund's independent auditors.

Messrs. Hayes (Chairman), Park, Pearlman, Reamer and Ms. Stout are currently members of the Special Committee of the Board of Trustees of the Fund. The purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any of the Fund service providers (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund, or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee of the Fund. In addition, the Special Committee has established a Contract Review Subcommittee whose duties and powers include evaluating proposed new or amended or existing contracts for services provided to the Fund and making recommendations to the Board of Trustees with respect to all matters involving an actual or potential conflict of interest between the interests of Eaton Vance or any of its affiliated companies, on the one hand, and the Fund on the other hand. The members of the Contract Review Subcommittee are Messrs. Hayes (Chairman), Park, Pearlman and Reamer.

As of the date of this SAI, the Governance Committee has met once, the Audit Committee, Special Committee and the Contract Review Subcommittee have each held two meetings.

When considering approval of the Advisory Agreement between the Fund and the Adviser, the Contract Review Sub-Committee of the Special Committee considered, among other things, the following:

+ A report comparing the fees and expenses of the Fund and certain profitability analyses prepared by Eaton Vance;

+  Information on the relevant peer group(s) of funds;

+ The economic outlook and the general investment outlook in the relevant investment markets;

+ Eaton Vance's results and financial condition and the overall organization of the Adviser;

+  Arrangements regarding the distribution of Fund shares;

+  The procedures used to determine the fair value of the Fund's assets;

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

+ The allocation of brokerage, including allocations to soft dollar brokerage and allocations to firms that sell Eaton Vance fund shares;

+ Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

+ The resources devoted to Eaton Vance's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

+ The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates;

+  Investment management staffing;

+ Operating expenses (including transfer agency expenses) to be paid to third parties; and

+  Information to be provided to investors, including the Fund's shareholders.

In evaluating the Advisory Agreement between the Fund and Eaton Vance, the Contract Review Subcommittee of the Special Committee reviewed material furnished by Eaton Vance at the initial Board meeting held on March 15, 2004, including the above referenced considerations and information relating to the education, experience and number of investment professionals and other personnel who would provide services under the Advisory Agreement. The Contract Review Subcommittee also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Contract Review Subcommittee evaluated the level of skill required to manage the Fund and concluded that the human resources available at Eaton Vance were appropriate to fulfill effectively the duties of the Adviser on behalf of the Fund. The Contract Review Subcommittee also considered the business reputation of the Adviser, its financial resources and professional liability insurance coverage and concluded that Eaton Vance would be able to meet any reasonably foreseeable obligations under the Advisory Agreement.

The Contract Review Subcommittee of the Special Committee received information concerning the investment philosophy and investment process to be applied by Eaton Vance in managing the Fund. In this regard, the Contract Review Subcommittee considered Eaton Vance's in-house research capabilities as well as other resources available to Eaton Vance personnel, including research services that may be available to Eaton Vance as a result of securities transactions effected for the Fund and other investment advisory clients. The Contract Review Subcommittee concluded that Eaton Vance's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objective and policies.

In addition to the factors mentioned above, the Contract Review Subcommittee of the Special Committee also reviewed the level of the Adviser's profits in respect of the management of the Eaton Vance funds, including the Fund. The Contract Review Subcommittee considered the profits realized by Eaton Vance and its affiliates in connection with the operation of the Fund. The Contract Review Subcommittee also considered profit margins of Eaton Vance in comparison with available industry data.

The Contract Review Subcommittee of the Special Committee did not consider any single factor as controlling in determining whether or not to approve the Advisory Agreement. Nor are the items described herein all encompassing of the matters considered by the Contract Review Subcommittee. In assessing the information provided by Eaton Vance and its affiliates, the Contract Review Subcommittee also took into consideration the benefits to shareholders of investing in a fund that is part of a large family of funds which provides a large variety of shareholder services.

--------------------------------------------------------------------------------
 12

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

Based on its consideration of all factors that it deemed material and assisted by the advice of its independent counsel, the Contract Review Subcommittee of the Special Committee concluded that the approval of the Advisory Agreement, including the fee structure (described herein) is in the interests of shareholders. The Contracts Review Subcommittee also considered that the Adviser would enter into a Shareholder Servicing Agreement with UBS Securities LLC, whereby the Adviser (and not the Fund) would pay UBS Securities LLC to provide upon request certain market data and other reports to support shareholder services pursuant to the agreement.

SHARE OWNERSHIP
The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and all Eaton Vance Funds overseen by the Trustee as of December 31, 2003.

                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                            DOLLAR RANGE OF    SECURITIES OWNED IN ALL REGISTERED
                                          EQUITY SECURITIES      FUNDS OVERSEEN BY TRUSTEE IN THE
NAME OF TRUSTEE                           OWNED IN THE FUND              EATON VANCE FUND COMPLEX
-------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
  James B. Hawkes.......................        None                     over $100,000
NONINTERESTED TRUSTEES
  Samuel L. Hayes, III..................        None                     over $100,000
  William H. Park.......................        None                     over $100,000
  Ronald A. Pearlman....................        None                     over $100,000
  Norton H. Reamer......................        None                     over $100,000
  Lynn A. Stout.........................        None                   $50,001--$100,000

As of December 31, 2003, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, 2002 and December 31, 2003, no noninterested Trustee (or their immediate family members) had:

1. Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;

2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or

3. Any direct or indirect relationship with (i) the Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2002 and December 31, 2003, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Fund or any of their immediate family members served as an officer.

Trustees of the Fund who are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

(the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. The Fund does not have a retirement plan for its Trustees.

The fees and expenses of the Trustees of the Fund are paid by the Fund. (A Trustee of the Fund who is a member of the Eaton Vance organization receives no compensation from the Fund.) For the Fund's fiscal year ending March 31, 2005, it is anticipated that the Trustees of the Fund will earn the following compensation in their capacities as Trustees. For the year ended December 31, 2003, the Trustees earned the compensation set forth below in their capacities as Trustees from the funds in the Eaton Vance fund complex(1).

                                   SAMUEL L.    WILLIAM H.      RONALD A.   NORTON H.   LYNN A.
     SOURCE OF COMPENSATION        HAYES, III      PARK         PEARLMAN     REAMER      STOUT
------------------------------------------------------------------------------------------------
Fund*...........................    $  1,000     $  1,000       $  1,000    $  1,000    $  1,000
Fund Complex....................    $183,750     $ 98,333(2)    $ 85,000    $170,833    $167,500(3)

------------
 *   Estimated

(1) As of June 30, 2004, the Eaton Vance fund complex consisted of 198 registered investment companies or series thereof.

(2)  Includes $60,920 of deferred compensation.

(3)  Includes $23,250 of deferred compensation.

PROXY VOTING POLICY
The Fund is subject to the Eaton Vance Funds Proxy Voting Policy and Procedures (the "Fund Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser and adopted the Adviser's proxy voting policies and procedures (the "Policies") which are described below. The Trustees will review the Fund's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund's shareholders and the Adviser or any of its affiliates or any affiliate of the Fund, the Adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of the Fund, except as contemplated under the Fund Policy. The Board's Special Committee will instruct the Adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The Adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders. On all other matters, the Adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies' guidelines when it believes the situation warrants such a deviation. The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The Adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

In addition, the Adviser will monitor situations that may result in a conflict of interest between the Fund's shareholders and the Adviser or any of its affiliates or any affiliate of the Fund by maintaining

--------------------------------------------------------------------------------
 14

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

a list of significant existing and prospective corporate clients. The Adviser's personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the Adviser identified in the Policies. Such members of senior management will determine if a conflict exists. If a conflict does exist, the proxy will either be voted strictly in accordance with the Policies or the Adviser will seek instruction on how to vote from the Special Committee. Effective August 31, 2004, information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

Investment advisory and other services

Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. They maintain a large staff of experienced fixed-income, senior loan and equity investment professionals to service the needs of their clients. The equity group covers stocks ranging from blue chip to emerging growth companies. Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts. The fixed-income group focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. government securities. The senior loan group focuses on senior floating rate loans, unsecured loans and other floating rate debt securities such as notes, bonds and asset backed securities, including corporations, hospitals, retirement plans, universities, foundations and trusts.

The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by Eaton Vance under the Advisory Agreement or Administration Agreement. Such costs and expenses to be borne by the Fund include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws, stock exchange listing fees and governmental fees; rating agency fees and preferred share remarketing expenses; expenses of reports to shareholders, proxy statements and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; expenses of conducting repurchase offers for the purpose of repurchasing Fund shares; and investment advisory and administration fees. The Fund will also bear expenses incurred in connection with any litigation in which the Fund is a party and any legal obligation to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

The Advisory Agreement with the Adviser continues in effect to March 15, 2006 and from year to year so long as such continuance is approved at least annually
(i) by the vote of a majority of the noninterested Trustees of the Fund or of the Adviser cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Fund or by vote of a majority of the outstanding shares of the Fund. The Fund's Administration Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Fund's Trustees. Each agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Trustees of the Fund or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Fund. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on

--------------------------------------------------------------------------------

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

the part of Eaton Vance, Eaton Vance shall not be liable to the Fund for any loss incurred, to the extent not covered by insurance.

Eaton Vance is a business trust organized under Massachusetts law. EV serves as trustee of Eaton Vance. Eaton Vance and EV are subsidiaries of EVC, a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, John G. L. Cabot, Thomas E. Faust Jr., Leo I. Higdon, Jr., John M. Nelson, Vincent M. O'Reilly and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a voting trust, the voting trustees of which are Messrs. James B. Hawkes, Jeffrey P. Beale, Alan R. Dynner, Thomas E. Faust Jr., Thomas J. Fetter, Scott H. Page, Duncan W. Richardson, William M. Steul, Payson
F. Swaffield, Michael W. Weilheimer and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The voting trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said voting trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Trustees and officers", all of the officers of the Fund (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such banks.

CODE OF ETHICS
The Adviser and the Fund have adopted a Code of Ethics governing personal securities transactions. Under the Code of Ethics, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to certain pre-clearance and reporting requirements and other procedures.

The Code of Ethics can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

INVESTMENT ADVISORY SERVICES
Under the general supervision of the Fund's Board of Trustees, Eaton Vance will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Eaton Vance will furnish to the Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render investment services to the Fund, and will also compensate all other Eaton Vance personnel who provide research and investment services to the Fund.

ADMINISTRATIVE SERVICES
Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board of Trustees. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render executive and administrative services to the Fund, and will also compensate all other Eaton Vance personnel who perform management and administrative services for

--------------------------------------------------------------------------------
 16

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

the Fund. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings, providing services in connection with repurchase offers, if any, and other administrative services necessary to conduct the Fund's business.

Determination of net asset value

The net asset value per share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by IBT, in the manner authorized by the Trustees of the Fund. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities by the number of shares outstanding.

The Trustees of the Fund have established the following procedures for fair valuation of the Fund's assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, at the mean between the last bid and asked prices.

The Adviser and the Valuation Committee may implement new pricing methodologies or expand mark-to-market valuation of debt securities whose market prices are not readily available in the future, which may result in a change in the Fund's net asset value per share. The Fund's net asset value per share will also be affected by fair value pricing decisions and by changes in the market for such debt securities. In determining the fair value of a debt security, the Adviser will consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the debt security, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the debt security, the terms and conditions of the debt security and any related agreements, and the position of the debt security in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the debt security, including price quotations for and trading in the debt security and interests in similar debt securities and the market environment and investor attitudes towards the debt security and interests in similar debt securities;
(v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the debt security; and (vi) general economic and market conditions affecting the fair value of the debt security. The fair value of each debt security is reviewed and approved by the Adviser's Valuation Committee and the Fund's Trustees.

Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. OTC options are valued at the mean between the bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations having remaining maturities of less than

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DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. Securities for which there is no such quotation or valuation and all other assets are valued at fair value as determined in good faith by or at the direction of the Fund's Trustees considering relevant factors, data and information, including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees.

The daily valuation of foreign equity securities held by the Fund generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the Exchange. The Fund may rely on an independent fair valuation service in making any such adjustment. Foreign securities and currency held by the Fund will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

Portfolio trading

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by the Adviser. The Adviser is also responsible for the execution of transactions for all other accounts managed by it. The Adviser places the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many firms. The Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services, the value of the brokerage and research services provided, the responsiveness of the firm to the Adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer.

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 18
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PORTFOLIO TRADING
--------------------------------------------------------------------------------

Fixed income obligations, which may be purchased and sold by the Fund, are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. The Fund may also purchase fixed income and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters.

Although spreads or commissions paid on portfolio security transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Adviser's clients in part for providing brokerage and research services to the Adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, as amended, a broker or dealer who executes a portfolio transaction on behalf of the Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of that particular transaction or on the basis of overall responsibilities which the Adviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser receives Research Services from many broker-dealer firms with which the Adviser places the Fund's transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities market, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, databases and services. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Fund is not reduced because the Adviser receives such Research Services. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms

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                                                                              19
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PORTFOLIO TRADING
--------------------------------------------------------------------------------

and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

The Fund and the Adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the Adviser in connection with its investment responsibilities. The investment companies sponsored by the Adviser or its affiliates may allocate trades in such offerings to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the Adviser, to such companies. Such companies may also pay cash for such information.

Subject to the requirement that the Adviser shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, the Adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by the Adviser. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc. ("NASD"), which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from the Adviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

Taxes

The following discussion of federal income tax matters is based on the advice of Kirkpatrick & Lockhart LLP, counsel to the Fund. The following is a summary discussion of the material U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of the APS of the Fund as of the date of this SAI. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion is based upon present provisions of the Code, the regulations

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 20

TAXES
--------------------------------------------------------------------------------

promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations (possibly with retroactive effect). No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws. The Fund intends to elect to be treated and to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in The Commonwealth of Massachusetts.

If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Under the "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund Shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the Shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, "qualified dividend income" means dividends received by the Fund from United States corporations and "qualified foreign corporations," provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends do not constitute qualified dividend income. Dividends received by the Fund from REITs are qualified dividend income eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends paid by RICs generally apply to taxable years beginning after December 31, 2002 and beginning before January 1, 2009. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. There can be no assurance that a portion of the Fund's income distributions will not be fully taxable as ordinary income.

Subject to certain exceptions, a "qualified foreign corporation" is any foreign corporation that is either (i) incorporated in a possession of the United States (the "possessions test"), or (ii) eligible for benefits

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                                                                              21
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TAXES
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of a comprehensive income tax treaty with the United States, which the Secretary of the Treasury determines is satisfactory for these purposes and which includes an exchange of information program (the "treaty test"). The Secretary of the Treasury has currently identified tax treaties between the United States and 52 other countries that satisfy the treaty test.

Subject to the same exceptions, a foreign corporation that does not satisfy either the possessions test or the treaty test will still be considered a "qualified foreign corporation" with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. The Treasury Department has issued a notice stating that common or ordinary stock, or an American Depositary Receipt in respect of such stock, is considered readily tradable on an established securities market in the Unites States if it is listed on a national securities exchange that is registered under section 6 of the Securities Exchange Act of 1934, as amended, or on the Nasdaq Stock Market.

A qualified foreign corporation does not include any foreign corporation which for the taxable year of the corporation in which the dividend is paid, or the preceding taxable year, is a foreign personal holding company, a foreign investment company or a passive foreign investment company.

The Tax Act, in amending certain Code provisions to provide that dividends paid by a RIC would be treated as "qualified dividend income" to the extent that such dividends were derived from qualified dividend income received by the RIC, failed to make certain conforming amendments to other provisions of the Code. As a result, the Code contains certain contradictory provisions creating some ambiguity as to whether the Code authorizes the Fund to designate in certain circumstances as qualified dividend income that portion of its dividends that is derived from dividends it has received from qualified foreign corporations. The Fund believes, however, that the intention of the Tax Act was to authorize the Fund's designation of such dividends as qualified dividend income. Further, bills proposing to make technical corrections to the Tax Act (the "Technical Corrections Bills") have been filed in both the Senate and the House of Representatives, and these Technical Corrections Bills would amend the Code to make it clear that a RIC's dividends can be designated qualified dividend income to the extent that they are derived from dividends received from qualified foreign corporations. The Fund cannot predict whether or in what form the Technical Corrections Bills will be enacted or, if enacted, when that will occur. Nevertheless, the Treasury Department and the IRS have announced that they will apply the provisions of the Technical Corrections Bills relating to qualified dividend income in advance of the enactment of such legislation.

A dividend (whether paid in cash or reinvested in additional Fund shares) will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or more than 90 days during the associated 180-day period in the case of preferred stock paying dividends accrued over a period of more than 366 days) (the 120-day period would be expanded to a 121-day period, and the 180-day period to 181 days, under the Technical Corrections Bills), (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Although current law only provides a 120-day and 180-day period for holding such stock, a proposed technical correction to the law would extend such periods to 121 days and 181 days. The Treasury Department and the IRS have announced that taxpayers may apply the extended period as if the legislation were already enacted in filing their federal income tax returns.

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
TAXES
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The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

The Fund's investment in zero coupon, payment in kind and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Investments in lower rated or unrated securities may present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such debt securities, in order to seek to preserve its status as a regulated investment company and to not become subject to U.S. federal income or excise tax.

Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., obligations with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Fund is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

The Fund's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities held by the Fund, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund may be required to limit its activities in options and futures contracts in order to enable it to maintain its RIC status.

Any loss realized upon the sale or exchange of Fund shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquires other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

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                                                                              23
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TAXES
--------------------------------------------------------------------------------

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the nondeductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign issuers, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such shareholder's own income from those sources, and (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. An individual who has no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the complicated foreign tax credit limitation, in which event such individual would be able to claim a foreign tax credit without needing to file the detailed Form 1116 that otherwise is required.

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain--which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax--even if the

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
TAXES
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QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the IRS as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate of 28% for amounts paid during 2004. An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's federal income tax liability, if any, provided that the required information is furnished to the IRS.

The IRS has taken the position that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class's proportionate share of particular types of income for that year, including ordinary income and net capital gain. A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year to the class. Accordingly, the Fund intends to designate a portion of its distributions as capital gain dividends in accordance with the IRS position.

Although the matter is not free from doubt, due to the absence of direct regulatory or judicial authority, in the opinion of Kirkpatrick & Lockhart LLP, counsel to the Fund, under current law the manner in which the Fund intends to allocate items of ordinary income and net capital gain among the Fund's Common Shares and Auction Preferred Shares will be respected for federal income tax purposes. It is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gain or other taxable income.

Other information

The Fund is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust in coordination with the Fund's By-Laws also provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by

--------------------------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 per centum of the outstanding shares.

The Fund's Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

Independent registered public accounting firm

Deloitte & Touche LLP, Boston, Massachusetts, is the independent registered public accounting firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

--------------------------------------------------------------------------------
 26

--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholder of
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the "Fund") as of April 12, 2004 and the related statement of operations for the period from February 27, 2004 (date of organization) through April 12, 2004. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of April 12, 2004, and the result of its operations for the period from February 27, 2004 (date of organization) through April 12, 2004 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts

April 16, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

STATEMENT OF ASSETS AND LIABILITIES
APRIL 12, 2004

ASSETS
  Cash......................................................  $100,000
  Offering costs............................................   800,000
  Receivable from Adviser...................................     7,500
                                                              --------
  Total assets..............................................  $907,500
                                                              ========
LIABILITIES
  Accrued offering costs....................................  $800,000
  Accrued organizational costs..............................     7,500
                                                              --------
  Total liabilities.........................................  $807,500
                                                              ========
Net assets applicable to 5,000 common shares of beneficial
  interest issued and outstanding...........................  $100,000
                                                              ========
NET ASSET VALUE AND OFFERING PRICE PER SHARE................  $  20.00
                                                              ========

STATEMENT OF OPERATIONS
PERIOD FROM FEBRUARY 27, 2004 (DATE OF ORGANIZATION) THROUGH APRIL 13, 2004

INVESTMENT INCOME...........................................  $    --
                                                              -------
EXPENSES
  Organization costs........................................  $ 7,500
  Expense reimbursement.....................................   (7,500)
                                                              -------
     Net expenses...........................................  $    --
                                                              -------
NET INVESTMENT INCOME.......................................  $    --
                                                              =======

                       See notes to financial statements.

--------------------------------------------------------------------------------
 28

Notes to financial statements

NOTE 1:  ORGANIZATION

The Eaton Vance Tax-Advantage Global Dividend Opportunities Fund (the "Fund") was organized as a Massachusetts business trust on February 27, 2004, and has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 5,000 common shares to Eaton Vance Management, the Fund's Investment Adviser.

Eaton Vance Management, or an affiliate, has agreed to reimburse all organizational costs, estimated at approximately $7,500.

Eaton Vance Management, or an affiliate, has agreed to pay all offering costs (other than sales loads) that exceed $0.04 per common share. Based on an offering size of $400,000,000 the Fund has estimated the cost of the offering to be approximately $800,000 all of which would be paid by the Fund. Any amount in excess of $800,000 would be paid by Eaton Vance Management.

The Fund's investment objective is to provide a high level of after-tax total return. Such return is expected to consist primarily of tax-advantaged dividend income and capital appreciation. The Fund pursues its objective by investing its assets primarily in dividend-paying common and preferred stocks of U.S. and foreign issuers.

NOTE 2:  ACCOUNTING POLICIES

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results may differ from those estimates.

The Fund's share of offering costs will be recorded within paid in capital as a reduction of the proceeds from the sale of common shares upon the commencement of Fund operations. The offering costs reflected above assume the sale of 20,000,000 common shares.

NOTE 3:  INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an investment advisory agreement between the Adviser and the Fund, the Fund has agreed to pay an investment advisory fee, payable on a monthly basis, at an annual rate of 0.85% of the average daily gross assets of the Fund. Gross assets of the Fund shall be calculated by deducting accrued liabilities of the Fund not including the amount of any preferred shares outstanding or the principal amount of any indebtedness for money borrowed.

In addition, Eaton Vance has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.20% of the average daily gross assets for the first 5 full years of the Fund's operations, 0.15% of average daily gross assets in year 6, 0.10% in year 7 and 0.05% in year 8.

NOTE 4:  FEDERAL INCOME TAXES

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments.

--------------------------------------------------------------------------------

Portfolio of investments (unaudited) as of May 31, 2004

COMMON STOCKS--77.5%

                          SECURITY                               SHARES         VALUE
------------------------------------------------------------------------------------------
BANKING--2.5%
Societe Generale............................................       26,000        2,203,443
UniCredito Italiano SPA.....................................      400,000        1,870,802
Wachovia Corp. .............................................       30,000        1,416,300
Wells Fargo & Co. ..........................................       25,000        1,470,000
                                                                            --------------
                                                                            $    6,960,545
                                                                            ==============
BUILDING MATERIALS--2.0%
Cemex SA ADR................................................      150,000        4,401,000
Lafarge SA..................................................       12,000        1,036,024
                                                                            --------------
                                                                            $    5,437,024
                                                                            ==============
CHEMICALS--0.5%
Lyondell Chemical Co. ......................................       90,000        1,486,800
                                                                            --------------
                                                                            $    1,486,800
                                                                            ==============
COAL--0.4%
Peabody Energy Corp. .......................................       25,000        1,243,500
                                                                            --------------
                                                                            $    1,243,500
                                                                            ==============
CONSUMER PRODUCTS MANUFACTURER--0.4%
Newell Rubbermaid, Inc. ....................................       50,000        1,178,500
                                                                            --------------
                                                                            $    1,178,500
                                                                            ==============
DIVERSIFIED MINERALS--0.6%
BHP Billiton Ltd. ADR.......................................      100,000        1,725,000
                                                                            --------------
                                                                            $    1,725,000
                                                                            ==============
DIVERSIFIED TELECOMMUNICATION SERVICES--1.8%
BCE, Inc. ..................................................      250,000        4,975,000
                                                                            --------------
                                                                            $    4,975,000
                                                                            ==============
FOODS--0.5%
Sara Lee Corp. .............................................       60,000        1,374,000
                                                                            --------------
                                                                            $    1,374,000
                                                                            ==============
MACHINERY--0.6%
Sandvik AB..................................................       45,000        1,527,112
                                                                            --------------
                                                                            $    1,527,112
                                                                            ==============

--------------------------------------------------------------------------------
 30

PORTFOLIO OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                          SECURITY                               SHARES         VALUE
------------------------------------------------------------------------------------------
METALS--GOLD--1.6%
Freeport-McMoran Copper & Gold, Inc., Class B...............      130,000        4,371,900
                                                                            --------------
                                                                            $    4,371,900
                                                                            ==============
METALS--INDUSTRIAL--4.1%
Alumina Ltd. ...............................................      350,000        1,336,216
Anglo American PLC ADR......................................       75,000        1,580,250
Arcelor.....................................................      200,000        3,353,278
Cia Siderurgica Nacional SA ADR.............................       30,000        1,398,300
Rio Tinto PLC ADR...........................................       20,000        1,951,600
Southern Peru Copper Corp. .................................       55,000        1,714,900
                                                                            --------------
                                                                            $   11,334,544
                                                                            ==============
OIL AND GAS--12.2%
BP PLC ADR..................................................      100,000        5,300,000
ChevronTexaco Corp. ........................................       60,000        5,424,000
Enbridge, Inc. .............................................      100,000        3,655,000
Eni SPA.....................................................      160,000        3,260,959
Exxon Mobil Corp. ..........................................       65,000        2,811,250
Statoil ASA.................................................      400,000        5,036,282
Total SA ADR................................................       90,000        8,467,200
                                                                            --------------
                                                                            $   33,954,691
                                                                            ==============
OIL AND GAS--EQUIPMENT AND SERVICES--2.4%
Marathon Oil Corp. .........................................      200,000        6,668,000
                                                                            --------------
                                                                            $    6,668,000
                                                                            ==============
PRINTING AND BUSINESS PRODUCTS--0.5%
Donnelley (R.R.) & Sons Co. ................................       50,000        1,513,000
                                                                            --------------
                                                                            $    1,513,000
                                                                            ==============
REITS--8.2%
AvalonBay Communities, Inc. ................................       25,000        1,361,250
Boston Properties, Inc. ....................................       50,000        2,468,000
Developers Diversified Realty Corp. ........................      125,000        4,298,750
Pennsylvania REIT...........................................       50,000        1,665,000
Plum Creek Timber Co., Inc. ................................      175,000        5,481,000
Public Storage, Inc. .......................................       81,400        3,743,586
Rayonier, Inc. .............................................       75,000        3,150,000
Washington REIT.............................................       25,000          706,750
                                                                            --------------
                                                                            $   22,874,336
                                                                            ==============

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                          SECURITY                               SHARES         VALUE
------------------------------------------------------------------------------------------
RETAIL--GENERAL--0.5%
May Department Stores Co. (The).............................       45,000        1,289,700
                                                                            --------------
                                                                            $    1,289,700
                                                                            ==============
TELECOMMUNICATIONS--5.8%
Sprint Corp. (FON Group)....................................      200,000        3,552,000
Telecom Italia Mobile SPA...................................    1,200,000        6,506,287
Telecom Italia SPA..........................................    2,800,000        6,069,115
                                                                            --------------
                                                                            $   16,127,402
                                                                            ==============
TELEPHONE UTILITIES--2.1%
Telefonos de Mexico SA ADR..................................      175,000        5,887,000
                                                                            --------------
                                                                            $    5,887,000
                                                                            ==============
TOBACCO COMPANY--0.4%
Altria Group, Inc. .........................................       25,000        1,199,250
                                                                            --------------
                                                                            $    1,199,250
                                                                            ==============
UTILITIES--ELECTRIC--21.4%
American Electric Power Co., Inc. ..........................      200,000        6,354,000
Dominion Resources, Inc. ...................................      105,000        6,611,850
Duke Energy Corp. ..........................................      350,000        6,979,000
Electrabel..................................................       10,000        3,259,249
Enel SPA....................................................      400,000        3,277,567
Entergy Corp. ..............................................      100,000        5,461,000
Exelon Corp. ...............................................      150,000        4,995,000
FirstEnergy Corp. ..........................................      110,000        4,290,000
National Grid Transco PLC...................................      400,000        3,170,035
Pepco Holdings, Inc. .......................................      250,000        4,600,000
Public Service Enterprise Group, Inc. ......................      150,000        6,324,000
Scottish Power PLC..........................................      600,000        4,361,778
                                                                            --------------
                                                                            $   59,683,479
                                                                            ==============
UTILITIES--GAS--3.9%
ENI ADR.....................................................       45,000        4,568,850
Snam Rete Gas...............................................    1,500,000        6,319,451
                                                                            --------------
                                                                            $   10,888,301
                                                                            ==============

--------------------------------------------------------------------------------
 32

PORTFOLIO OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                          SECURITY                               SHARES         VALUE
------------------------------------------------------------------------------------------
UTILITIES--WATER--5.1%
Severn Trent PLC............................................      200,000        2,962,855
Suez SA.....................................................      250,000        4,857,124
United Utilities PLC........................................      100,000          996,480
Veolia Environment..........................................      200,000        5,348,637
                                                                            --------------
                                                                            $   14,165,096
                                                                            --------------
TOTAL COMMON STOCKS (IDENTIFIED COST $215,791,196).......................   $  215,864,180
                                                                            ==============

PREFERRED STOCKS--19.5%

BANKING--13.9%
ABN AMRO Capital Funding Trust VII, 6.08%...................      150,000        3,489,000
Barclays Bank PLC, 8.55%(1)(2)..............................       55,000        6,767,761
BNP Paribas Capital Trust, 9.003%(1)(2).....................       35,000        4,410,955
CA Preferred Funding Trust, 7.00%...........................       55,000        5,488,181
HSBC Capital Funding LP, 9.547%(1)(2).......................       40,000        5,050,716
ING Capital Funding Trust III, 8.439%(1)....................       37,500        4,499,625
Lloyds TSB Bank PLC, 6.90%..................................    4,000,000        4,017,680
UBS Preferred Funding Trust I, 8.622%(1)....................    4,000,000        4,823,908
                                                                            --------------
                                                                            $   38,547,826
                                                                            --------------
FOODS--1.7%
Dairy Farmers of America, 7.875%(2).........................       45,000        4,651,875
                                                                            --------------
                                                                            $    4,651,875
                                                                            --------------
INSURANCE--3.9%
AXA, 7.10%..................................................    4,500,000        4,582,050
ING Group NV, 7.20%.........................................       80,000        2,034,400
Prudential PLC, 6.50%.......................................       20,000        1,899,874
RenaissanceRe Holdings Ltd., 6.08%..........................      110,000        2,464,000
                                                                            --------------
                                                                            $   10,980,324
                                                                            ==============
TOTAL PREFERRED STOCKS (IDENTIFIED COST $54,740,809).....................   $   54,180,025
                                                                            ==============

SHORT-TERM INVESTMENTS--0.6%
                                                               PRINCIPAL
                                                                 AMOUNT
                                                                 (000'S
SECURITY                                                        OMITTED)        VALUE
------------------------------------------------------------------------------------------
Investors Bank & Trust Company Time Deposit, 1.06%, 6/1/04          1,707        1,707,000
                                                                            --------------
TOTAL SHORT-TERM INVESTMENTS (AT AMORTIZED COST, $1,707,000).............   $    1,707,000
                                                                            --------------

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                               PRINCIPAL
                                                                 AMOUNT
                                                                 (000'S
SECURITY                                                        OMITTED)        VALUE
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS--97.6% (IDENTIFIED COST $272,239,005)..................   $  271,751,205
                                                                            ==============
OTHER ASSETS, LESS LIABILITIES--2.4%.....................................   $    6,549,315
                                                                            ==============
NET ASSETS--100.0%.......................................................   $  278,300,520
                                                                            ==============

------------
ADR--American Depositary Receipt

REIT--Real Estate Investment Trust

(1)  Variable rate security.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       See notes to financial statements.

--------------------------------------------------------------------------------
 34

FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES
AS OF MAY 31, 2004

ASSETS
  Investments, at value (identified cost, $272,239,005).....  $271,751,205
  Cash......................................................        20,861
  Foreign currency, at value (cost $101,174)................       100,745
  Receivable for investments sold...........................     7,380,684
  Receivable from the Investment Adviser....................         7,500
  Dividends and interest receivable.........................     2,561,193
  Tax reclaim receivable....................................       209,546
                                                              ------------
TOTAL ASSETS................................................  $282,031,734
                                                              ============
LIABILITIES
  Payable for investments purchased.........................  $  3,051,876
  Payable to affiliate for Trustees' fees...................         2,368
  Accrued expenses..........................................       676,970
                                                              ------------
TOTAL LIABILITIES...........................................  $  3,731,214
                                                              ============
NET ASSETS FOR 14,505,000 COMMON SHARES OUTSTANDING.........  $278,300,520
                                                              ============
SOURCES OF NET ASSETS
  Common Shares, $0.01 par value, unlimited number of shares
     authorized, 14,505,000 shares issued and outstanding...  $    145,050
  Additional paid-in capital................................   276,229,950
  Accumulated net realized loss (computed on the basis of
     identified cost).......................................    (1,479,068)
  Accumulated undistributed net investment income...........     3,877,345
  Net unrealized depreciation (computed on the basis of
     identified cost).......................................      (472,757)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $278,300,520
                                                              ============
NET ASSET VALUE PER COMMON SHARE
($278,300,520 / 14,505,000 COMMON SHARES ISSUED AND
  OUTSTANDING)..............................................  $      19.19
                                                              ============

                       See notes to financial statements.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED MAY 31, 2004(1)

INVESTMENT INCOME
  Dividends (net of foreign taxes, $367,416)................  $ 4,016,538
  Interest..................................................       54,535
                                                              -----------
TOTAL INVESTMENT INCOME.....................................  $ 4,071,073
                                                              ===========
EXPENSES
  Investment adviser fee....................................  $   195,803
  Trustees' fees and expenses...............................        2,368
  Legal and accounting services.............................       13,344
  Custodian fee.............................................        9,214
  Organization expenses.....................................        7,500
  Printing and postage......................................        6,656
  Transfer and dividend disbursing agent fees...............        5,248
  Miscellaneous.............................................        7,166
                                                              -----------
TOTAL EXPENSES..............................................  $   247,299
                                                              ===========
Deduct--
  Expense reimbursement.....................................  $     7,500
  Preliminary reduction of investment adviser fee...........       46,071
                                                              -----------
TOTAL EXPENSE REDUCTIONS....................................  $    53,571
                                                              ===========
NET EXPENSES................................................  $   193,728
                                                              ===========
NET INVESTMENT INCOME.......................................  $ 3,877,345
                                                              ===========
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)--
     Investment transactions (identified cost basis)........  $(1,483,014)
     Foreign currency transactions..........................        3,946
                                                              -----------
NET REALIZED LOSS...........................................  $(1,479,068)
                                                              ===========
  Change in unrealized appreciation (depreciation)--
     Investments (identified cost basis)....................  $  (487,800)
     Foreign currency.......................................       15,043
                                                              -----------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)........  $  (472,757)
                                                              ===========
NET REALIZED AND UNREALIZED LOSS............................  $(1,951,825)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 1,925,520
                                                              ===========

------------
(1)  For the period from the start of business, April 30, 2004, to May 31, 2004.

                       See notes to financial statements.

--------------------------------------------------------------------------------
 36

FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                 PERIOD ENDED
                                                                 MAY 31, 2004
                                                               (UNAUDITED)(1)
                                                               --------------
-----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
From operations--
  Net investment income.....................................    $  3,877,345
  Net realized loss.........................................      (1,479,068)
  Net change in unrealized appreciation (depreciation)......        (472,757)
                                                                ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $  1,925,520
                                                                ============
Transactions in shares of beneficial interest--
  Proceeds from sale of common shares(2)....................    $276,950,000
  Offering costs............................................        (675,000)
                                                                ------------
NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.....    $276,275,000
                                                                ============
NET INCREASE IN NET ASSETS..................................    $278,200,520
                                                                ============
NET ASSETS APPLICABLE TO COMMON SHARES
At beginning of period......................................    $    100,000
                                                                ------------
AT END OF PERIOD............................................    $278,300,520
                                                                ============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN
  NET ASSETS APPLICABLE TO COMMON SHARES
AT END OF PERIOD............................................    $  3,877,345
                                                                ============

------------
(1)  For the period from the start of business, April 30, 2004, to May 31, 2004.

(2)  Proceeds from sales of shares net of sales load paid of $13,050,000.

                       See notes to financial statements

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a common share outstanding during the periods stated

                                                                PERIOD ENDED
                                                                MAY 31, 2004
                                                              (UNAUDITED)(1)(2)
                                                              -----------------
-------------------------------------------------------------------------------
Net asset value--Beginning of period(3).....................      $ 19.100
                                                                  --------
INCOME (LOSS) FROM OPERATIONS
Net investment income.......................................      $  0.267
Net realized and unrealized loss............................       (0.130)
                                                                  --------
TOTAL INCOME FROM OPERATIONS................................      $  0.137
                                                                  ========
OFFERING COSTS CHARGED TO PAID-IN CAPITAL...................      $(0.047)
                                                                  ========
NET ASSET VALUE--END OF PERIOD..............................      $ 19.190
                                                                  ========
MARKET VALUE--END OF PERIOD.................................      $ 20.000
                                                                  ========
TOTAL INVESTMENT RETURN ON NET ASSET VALUE(4)...............          0.47%
                                                                  ========
TOTAL INVESTMENT RETURN ON MARKET VALUE(4)..................          4.71%
                                                                  ========
RATIOS/SUPPLEMENTAL DATA+
Net assets applicable to common shares, end of period (000's
  omitted)..................................................      $278,301
Net asset value applicable to common shares--End of period
  Net expenses..............................................          0.84%(5)
  Net investment income.....................................         16.79%(5)
Portfolio Turnover..........................................            23%

------------
+ The operating expenses of the Fund reflect a reduction of the investment adviser fee and a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
  Expenses..................................................    1.07%(5)
  Net investment income.....................................   16.56%(5)
Net investment income per share.............................  $0.263

(1)  For the period from the start of business, April 30, 2004, to May 31, 2004.

(2) Net investment income per share was computed using average shares outstanding.

(3) Net asset value at beginning of period reflects the deduction of the sales load of $0.900 per share paid by the shareholder from the $20.000 offering price.

(4) Total investment return on net asset value is calculated assuming a purchase price at the offering price of $20.000 less the sales load of $0.900 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase price at the offering price of $20.000 less the sales load of $0.900 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(5)  Annualized.

     Other

     Other

--------------------------------------------------------------------------------
 38

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of May 31, 2004

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1:  SIGNIFICANT ACCOUNTING POLICIES

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the Fund) is registered under the Investment Company Act of 1940 (the 1940 Act), as amended, as a diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated February 27, 2004. The Fund's investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund seeks to achieve its objective by investing primarily in dividend-paying common and preferred stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A:  INVESTMENT VALUATION

Marketable securities that are listed on foreign or U.S. securities exchanges are valued at closing sale prices on the exchange where such securities are principally traded. Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are generally valued at the mean between the latest bid and asked prices. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Options are valued at the last sale price on a U.S. exchange or board of trade or, in the absence of a sale, at the mean between the last bid and asked price. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B:  INCOME

Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C:  FEDERAL TAXES

The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

D:  OFFERING COSTS

Costs incurred by the Fund in connection with the offering of the common shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

E:  WRITTEN OPTIONS

Upon the writing of a call or a put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

F:  PURCHASED OPTIONS

Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund's policies on investment valuations discussed above. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

G:  SWAP AGREEMENTS

The Fund may enter into swap agreements to hedge against fluctuations in securities prices, interest rates or market conditions, to change the duration of the overall portfolio, to mitigate non-payment or default risk, or to gain exposure to particular securities, baskets of securities, indices or currencies. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or swapped between the parties, which returns are calculated with respect to a notional amount (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index). The Fund will enter into swaps on a net basis. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund will not enter into any swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. These instruments are traded in the over-the-counter market. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

H:  USE OF ESTIMATES

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I:  OTHER

Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed on the specific identification of the securities sold.

--------------------------------------------------------------------------------
 40

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

J:  FOREIGN CURRENCY TRANSACTIONS

Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

K:  INTERIM FINANCIAL STATEMENTS

The interim financial statements relating to May 31, 2004 and for the period then ended have not been audited by independent certified public accountants, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2:  DISTRIBUTION TO SHAREHOLDERS

The Fund intends to make monthly distributions of net investment income. Distributions are recorded on the ex-dividend date. In addition, at least annually, the Funds intends to distribute net capital gain, if any.

3:  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount equal to 0.85% annually of average daily gross assets of the Fund. For the period from the start of business, April 30, 2004 to May 31, 2004, the advisory fee amounted to $195,803. EVM serves as the administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund.

In addition, the Adviser has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.20% of the average daily gross assets for the first five years of the Fund's operations, 0.15% of average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. For the period from the start of business, April 30, 2004 to May 31, 2004 the Investment Adviser waived $46,071 of its advisory fee. In addition, the Adviser has agreed to reimburse the Fund for all organizational costs, estimated at $7,500, which is payable by the Adviser at May 31, 2004.

Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from the start of business, April 30, 2004, to May 31, 2004, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organization.

4:  PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of investments, other than short -term obligations, aggregated $303,723,996 and $31,875,616 respectively, for the period from the start of business, April 30, 2004, to May 31, 2004.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

5:  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at May 31, 2004, as computed on a federal income tax basis, were as follows:

AGGREGATE COST..............................................   $272,239,005
                                                               ------------
Gross unrealized appreciation...............................   $  3,055,967
Gross unrealized depreciation...............................     (3,543,767)
                                                               ------------
NET UNREALIZED DEPRECIATION.................................   $   (487,800)
                                                               ------------

6:  COMMON SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

                                                                PERIOD ENDED
                                                                MAY 31, 2004
                                                               (UNAUDITED)(1)
-----------------------------------------------------------------------------
Sales.......................................................     14,505,000
                                                                 ----------
NET INCREASE................................................     14,505,000
                                                                 ==========

------------
(1)  For the period from the start of business, April 30, 2004 to May 31, 2004.

7:  FINANCIAL INSTRUMENTS

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund did not have any open obligations under these financial instruments at May 31, 2004.

--------------------------------------------------------------------------------
 42

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, PFPC, Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC, Inc., at 1-800-331-1710.

--------------------------------------------------------------------------------

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

                                          --------------------------------------
                                          Please print exact name on account:

                                          --------------------------------------
                                          Shareholder signature        Date

                                          --------------------------------------
                                          Shareholder signature        Date

                                          Please sign exactly as your common
                                          shares are registered. All persons
                                          whose names appear on the share
                                          certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

                              Eaton Vance Tax-Advantaged Global Dividend
                              Opportunities Fund
                              c/o PFPC, Inc.
                              P.O. Box 43027
                              Providence, RI 02940-3027
                              800-331-1710

NUMBER OF EMPLOYEES

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company and has no employees.

NUMBER OF SHAREHOLDERS

As of June 30, 2004, our records indicate that there are 9 registered shareholders and approximately 11,577 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

     Eaton Vance Distributors, Inc.
     The Eaton Vance Building
     255 State Street
     Boston, MA 02109
     1-800-225-6265

NEW YORK STOCK EXCHANGE SYMBOL

The New York Stock Exchange Symbol is ETO.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

INVESTMENT MANAGEMENT

                 OFFICERS                                TRUSTEES
                 Duncan W. Richardson                    Samuel L. Hayes, III
                   President
                 James B. Hawkes                         William H. Park
                   Vice President and Trustee
                 Thomas E. Faust, Jr.                    Ronald A. Pearlman
                   Vice President
                 Thomas H. Luster                        Norton H. Reamer
                   Vice President
                 Michael R. Mach                         Lynn A. Stout
                   Vice President
                 Judith A. Saryan
                   Vice President
                 James L. O'Connor
                   Treasurer
                 Alan R. Dynner
                   Treasurer

                                                             APPENDIX A: RATINGS
--------------------------------------------------------------------------------

Description of securities ratings+
Moody's Investors Service, Inc.

LONG-TERM DEBT SECURITIES AND PREFERRED STOCK RATINGS

AAA: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds and preferred stock lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

---------------

+ The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.

--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.  An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.  There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM DEBT SECURITIES RATINGS
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

STANDARD & POOR'S RATINGS GROUP

INVESTMENT GRADE
AAA: Debt and preferred stock rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt and preferred stock rated A have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt and preferred stock rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE
Debt and preferred stock rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt and preferred stock rated BB have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt and preferred stock rated B have a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt and preferred stock rated CCC have a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt and preferred stock which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt and preferred stock which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt and preferred stock rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

P: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

COMMERCIAL PAPER RATING DEFINITIONS
S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating

--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

FITCH RATINGS

INVESTMENT GRADE RATINGS
AAA: Bonds and preferred stocks are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds and preferred stocks are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds and preferred stocks are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds and preferred stocks are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BELOW INVESTMENT GRADE RATINGS
BB: Bonds and preferred stocks are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds and preferred stocks are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds and preferred stocks have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds and preferred stocks are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds and preferred stocks are in imminent default in payment of interest or principal.

--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

DDD, DD AND D: Bonds and preferred stocks are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR:  Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS
Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                                * * * * * * * *

Notes: Bonds and preferred stock which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

--------------------------------------------------------------------------------

                                                                       Ex.(B)(2)

                                                     APPENDIX B: AMENDED BY-LAWS
--------------------------------------------------------------------------------

         EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND OPPORTUNITIES FUND

                     AMENDMENT NO. 1 TO BY-LAWS--STATEMENT

                            CREATING THREE SERIES OF

                            AUCTION PREFERRED SHARES

WHEREAS, Section 5.1 of Article VI of the Agreement and Declaration of Trust dated February 27, 2004 of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the "Declaration of Trust"), a copy of which is on file in the office of the Secretary of the Commonwealth of The Commonwealth of Massachusetts, provides that the Trustees may, without shareholder approval, authorize one or more classes of shares (which classes may be divided into two or more series), shares of each such class or series having such preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, as the Trustees may determine and as shall be set forth in the By-laws; and

WHEREAS, pursuant to authority expressly vested in the Trustees of the Fund by
Section 5.1 of Article VI of the Declaration of Trust, the Trustees have authorized, in addition to that Fund's common shares, a class of preferred shares which are now to be issued divided into one series of 2,000 shares, one series of 2,000 shares, and one series of 1,800 shares of its authorized preferred shares, $0.01 par value, liquidation preference $25,000 per share plus accumulated but unpaid dividends thereon, if any (whether or not earned or declared), plus the premium, if any, resulting from the designation of a Premium Call Period, designated respectively Series A Auction Preferred Shares, Series B Auction Preferred Shares and Series C Auction Preferred Shares.

NOW, THEREFORE, the By-laws of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund are hereby amended as follows:

     1. ARTICLES VII through XIII shall be redesignated as ARTICLES VIII through XIV and all affected cross references therein hereby are amended accordingly.

     2.  A new ARTICLE VII shall be added as follows:

                                  ARTICLE VII

          STATEMENT CREATING THREE SERIES OF AUCTION PREFERRED SHARES
                                  DESIGNATION

Auction Preferred Shares, Series A: 2,000 shares of beneficial interest of Preferred Shares, par value $0.01 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated "Auction Preferred Shares, Series A." Each share of Auction Preferred Shares, Series A (sometimes referred to herein as "Series A APS") may be issued on a date to be determined by the Board of Trustees of the Fund or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Fund or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption as are set forth in these Amended By-Laws. The Series A APS shall constitute a separate series of Preferred Shares of the Fund, and each share of Series A APS shall be identical.

Auction Preferred Shares, Series B: 2,000 shares of beneficial interest of Preferred Shares, par value $0.01 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated "Auction Preferred

--------------------------------------------------------------------------------

Shares, Series B." Each share of Auction Preferred Shares, Series B (sometimes referred to herein as "Series B APS") may be issued on a date to be determined by the Board of Trustees of the Fund or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Fund or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption as are set forth in these Amended By-Laws. The Series B APS shall constitute a separate series of Preferred Shares of the Fund, and each share of Series B APS shall be identical.

Auction Preferred Shares, Series C: 1,800 shares of beneficial interest of Preferred Shares, par value $0.01 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, is hereby designated "Auction Preferred Shares, Series C." Each share of Auction Preferred Shares, Series C (sometimes referred to herein as "Series C APS") may be issued on a date to be determined by the Board of Trustees of the Fund or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Fund or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption as are set forth in these Amended By-Laws. The Series C APS shall constitute a separate series of Preferred Shares of the Fund, and each share of Series C APS shall be identical. The Series A APS, the Series B APS, and the Series C APS are sometimes collectively referred to herein as the "APS."

1. DEFINITIONS. (a) Unless the context or use indicates another or different meaning or intent, in these Amended By-Laws the following terms have the following meanings, whether used in the singular or plural:

"7-Day Dividend Period" means a Dividend Period consisting of seven days.

"28-Day Dividend Period" means a Dividend Period consisting of 28 days.

"1940 Act" means the Investment Company Act of 1940, as amended from time to time.

"1940 Act APS Asset Coverage" means asset coverage, as defined in section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of beneficial interest, including all outstanding shares of APS and other Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of beneficial interest of a closed-end investment company as a condition of paying dividends on its Common Shares).

"1940 Act Cure Date," with respect to the failure by the Fund to maintain the 1940 Act APS Asset Coverage (as required by paragraph 6 of these Amended By-Laws) as of the last Business Day of each month, means the last Business Day of the following month.

"Accountant's Confirmation" has the meaning set forth in paragraph 7(c) of these Amended By-Laws.

"Adviser" means the Fund's investment adviser, which initially shall be Eaton Vance Management.

"Affiliate" means any person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided that Eaton Vance Management shall not be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such entity, one of the trustees, directors or executive officers of which is also a trustee, director or executive officer of the Fund, be deemed to be an Affiliate.

"Agent Member" means a member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more shares of APS or a Potential Beneficial Owner.

"Amended By-Laws" means the By-Laws of the Fund, as amended by this Statement creating the APS and as may otherwise be amended from time-to-time.

--------------------------------------------------------------------------------

"Applicable Percentage" has the meaning set forth in paragraph 9(a)(vii) of these Amended By-Laws.

"Applicable Rates" means the rates per annum at which cash dividends are payable on each Series of APS or Other APS, as the case may be, for any Dividend Period.

"Applicable Spread Over the Reference Rate" means the rate equaling the sum of the Applicable Spread plus the Reference Rate.

"Approved Price" means the "fair value" as determined by the Fund in accordance with the valuation procedures adopted from time to time by the Board of Trustees of the Fund and for which the Fund receives a marked-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.

"APS" means, as the case may be, the Auction Preferred Shares.

"APS Basic Maintenance Amount," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of Outstanding shares of each Series of APS on such date by the Liquidation Preference (and redemption premium, if any) per share of such Series; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for each Series of APS Outstanding that follows such Valuation Date; (C) the aggregate amount of dividends that would accumulate on Outstanding Preferred Shares from such first Dividend Payment Dates therefor referenced in (B) of this paragraph through the 45th day after such Valuation Date at the respective Applicable Rates referenced in (B) of this paragraph; (D) the amount of anticipated non-interest expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the current outstanding balances of any indebtedness or obligations of the Fund senior in right of payment to the Preferred Shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (F) any other current liabilities payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to the Preferred Shares for which a Notice of Redemption has been sent, as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any liabilities incurred for the purpose of clearing securities transactions) less (ii) the sum of any cash plus the value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of
(i)(A) through (i)(F) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated P2 by Moody's and A2 by Fitch, it will be valued at its face value).

"APS Basic Maintenance Amount Test" means a test which is met if: (a) the aggregate Discounted Values of the Moody's Eligible Assets meets or exceeds 1.0 times the APS Basic Maintenance Amount and (b) the aggregate Discounted Values of the Fitch Eligible Assets meets or exceeds 1.0 times the APS Basic Maintenance Amount.

"APS Basic Maintenance Cure Date," with respect to the failure by the Fund to satisfy the APS Basic Maintenance Amount (as required by paragraph 7(a) of these Amended By-Laws) as of a given Valuation Date, means the 7th Business Day following such Valuation Date.

"APS Basic Maintenance Report" means a report signed by any of the President, Treasurer, any Senior Vice President or any Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the APS Basic Maintenance Amount.

"Auction" means a periodic operation of the Auction Procedures.

"Auction Agent" means Deutsche Bank Trust Company Americas unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees of the Fund or a duly authorized committee thereof enters into an agreement with the Fund to follow

--------------------------------------------------------------------------------
the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the APS and Other APS.

"Auction Procedures" means the procedures for conducting Auctions set forth in paragraph 9 of this Article VII, of these Amended By-Laws.

"Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of APS or a Broker-Dealer that holds APS for its own account.

"Bi-Monthly Valuation Date" means the fifteenth day of each month if such day is a Business Day or the first Business Day preceding the fifteenth and the last Business Day of each month in each fiscal year of the Fund, commencing from the Date of Original Issue.

"Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in paragraph 9 of this Article VII, of these Amended By-Laws, that has been selected by the Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

"Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in paragraph 9 of this Article VII, of these Amended By-Laws.

"Business Day" means a day on which The New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York are authorized or obligated by law to close.

"Code" means the Internal Revenue Code of 1986, as amended.

"Common Shares" means the shares of beneficial interest designated as common shares, par value $0.01 per share, of the Fund.

"Date of Original Issue" means, with respect to any share of APS or Other APS, the date on which the Fund originally issues such share.

"Declaration of Trust" means the Agreement and Declaration of Trust, as amended and supplemented (including these Amended By-Laws), of the Fund.

"Deposit Securities" means cash and securities rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), F-1+ by Fitch.

"Discounted Value" as of any Valuation Date, means (i) with respect to an Fitch Eligible Asset, the quotient of the Market Value thereof divided by the applicable Fitch Discount Factor and (ii)(a) with respect to a Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor, or (b) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or call price thereof, including any call premium, divided by (2) the applicable Moody's Discount Factor.

"Dividend Payment Date," with respect to APS, has the meaning set forth in paragraph 2(b)(i) of these Amended By-Laws and, with respect to Other APS, has the equivalent meaning.

"Dividend Period" means the Initial Dividend Period, any 7-Day Dividend Period, 28-Day Dividend Period and any Special Dividend Period.

"Existing Holder" means a Broker-Dealer or any such other Person as may be permitted by the Fund that is listed as the holder of record of shares of APS in the Share Books.

--------------------------------------------------------------------------------

"Fitch" means Fitch Ratings and its successors at law.

"Fitch Approved Foreign Nation" means a corporation, limited liability company or limited partnership or similar entity domiciled in a country whose sovereign debt rating in a non-local currency is assigned a rating of "AAA".

"Fitch Discount Factor" means, for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined as follows, provided however, that for unhedged foreign investments a discount factor of 105% shall be applied to the Market Value thereof in addition to the Fitch Discount Factor as determined in accordance with the procedures below, provided further that, if the foreign issuer of such unhedged foreign investment is from a country whose sovereign discount factor of 117% shall be applied to the Market Value thereof in addition to the Fitch Discount Factor as determined in accordance with the procedures below. The Fitch Discount Factor for any Fitch Eligible Asset, other than the securities set forth below, will be the percentage provided in writing by Fitch.

(i) Corporate Debt Securities: The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

DISCOUNT FACTORS FOR CORPORATE DEBT SECURITIES INCLUDING NON-INVESTMENT GRADE BONDS (NON-CONVERTIBLES)

TERMS TO MATURITY                                 AAA   AA     A    BBB   BB     B    NR(1)
-----------------                                 ---   ---   ---   ---   ---   ---   -----
1 year or less..................................  106   108   110   112   130   152    152
2 years or less (but longer than 1 year)........  106   108   110   112   130   152    152
3 years or less (but longer than 2 years).......  106   108   110   112   130   152    152
4 years or less (but longer than 3 years).......  111   113   115   117   134   152    152
5 years or less (but longer than 4 years).......  111   113   115   117   134   152    152
7 years or less (but longer than 5 years).......  114   116   118   120   136   152    152
10 years or less (but longer than 7 years)......  116   118   120   122   137   152    152
15 years or less (but longer than 10 years).....  120   122   124   124   139   152    152
30 years or less (but longer than 15 years).....  124   127   129   129   145   152    152
Greater than 30 years...........................  124   127   129   129   145   152    152

------------

(1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Fund will use the percentage set forth under "not rated" in this table. Securities rated below B by Fitch shall be treated the same as securities not rated by Fitch.

The Fitch Discount Factors presented in the immediately preceding table apply to corporate debt securities that are Performing and have a Market Value determined by a Pricing Service or an Approved Price. The Fitch Discount Factor noted in the table above for a debt security rated B by Fitch shall apply to any non-Performing debt security with a price equal to or greater than $0.90. The Fitch Discount Factor noted in the table above for a debt security rated below B by Fitch shall apply to any non-Performing debt security with a price less than $0.90 but equal to or greater than $0.20. If a debt security does not have a Market Value determined by a Pricing Service or an Approved Price, a rating two rating categories below the actual rating on the debt security will be used (e.g., where the

--------------------------------------------------------------------------------
actual rating is A-, the rating for Debt Securities rated BB- will be used). The Fitch Discount Factor for a debt security issued by a limited partnership that is not a Rule 144A Security shall be the Discount Factor determined in accordance with the table set forth above multiplied by 105%.

The Fitch Discount Factors presented in the immediately preceding table will also apply to corporate obligations backed by a guaranty, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the Fitch Discount Factor in the table.

(ii) Common stock and warrants: The Fitch Discount Factor applied to Common Stock will be:

                             Large-cap stocks: 200%
                              Mid-cap stocks: 233%
                             Small-cap stocks: 286%
                                  Others: 370%

See "Fitch Eligible Assets--common stocks" for definitions of Large-cap, Mid-cap and Small-cap.

(iii) Preferred stock: The percentage determined by references to the rating of a preferred stock in accordance with the table set forth below.

PREFERRED STOCK(1)                                            DISCOUNT FACTOR
------------------                                            ---------------
AAA.........................................................        130%
AA..........................................................        133%
A...........................................................        135%
BBB.........................................................        139%
BB..........................................................        154%
Not rated or below BB.......................................        161%
Investment Grade DRD........................................        164%
Not rated or below Investment Grade DRD.....................        200%

------------

(1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Fund will use the percentage set forth under "not rated" in this table.

(iv) Convertible securities: The Fitch Discount Factor applied to convertible securities is (A) 200% for investment grade convertibles and (B) 222% for below investment grade convertibles so long as such convertible debt securities have neither (x) conversion premium greater than 100% nor (y) have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

The Fitch Discount Factor applied to convertible debt securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles and (B) 179% for below investment grade convertibles so long as such convertible debt securities do not have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

The Fitch Discount Factor applied to convertible debt securities which have a yield to maturity or yield to worse of greater than 15.00% above the relevant Treasury curve is 370%.

--------------------------------------------------------------------------------

If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Fund will treat the security as if it were below investment grade.

(v)  U.S. Government Securities:

TIME REMAINING TO MATURITY                                    DISCOUNT FACTOR
--------------------------                                    ---------------
1 year or less..............................................       101.5%
2 years or less (but longer than 1 year)....................         103%
3 years or less (but longer than 2 years)...................         105%
4 years or less (but longer than 3 years)...................         107%
5 years or less (but longer than 4 years)...................         109%
7 years or less (but longer than 5 years)...................         112%
10 years or less (but longer than 7 years)..................         114%
15 years or less (but longer than 10 years).................         122%
20 years or less (but longer than 15 years).................         130%
25 years or less (but longer than 20 years).................         146%
Greater than 30 years.......................................         154%

(vi) Short-Term Investments and Cash: The Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Fitch Exposure Period. A Fitch Discount Factor of 100% will be applied to cash.

(vii) Rule 144A Securities: The Fitch Discount Factor applied to Rule 144A Securities shall be the Discount Factor determined in accordance with the table above under Corporate Debt Securities in subsection (i) multiplied by 110% until such securities are registered under the Securities Act.

(viii)  Real Estate Investments Trusts:

(a) For common stock and preferred stock of REITs and other real estate companies the Fitch Discount Factor applied shall be:

REIT or other real estate company preferred stock...........  154%
REIT or other real estate company common stock..............  196%

--------------------------------------------------------------------------------

(b) For corporate debt securities of REITs the Fitch Discount Factor applied shall be:

TERM TO MATURITY                          AAA   AA     A    BBB   BB     B    CCC
----------------                          ---   ---   ---   ---   ---   ---   ---
1 year..................................  111%  114%  117%  120%  121%  127%  227%
2 year..................................  116%  125%  125%  127%  132%  137%  137%
3 year..................................  121%  123%  127%  131%  133%  140%  225%
4 year..................................  126%  126%  129%  132%  136%  140%  164%
5 year..................................  131%  132%  135%  139%  144%  149%  185%
7 year..................................  140%  143%  146%  152%  159%  167%  228%
10 year.................................  141%  143%  147%  153%  160%  168%  232%
12 year.................................  144%  144%  150%  157%  165%  174%  249%
15 year.................................  148%  151%  155%  163%  172%  182%  274%
20-30 year..............................  152%  156%  160%  169%  180%  191%  306%

If a security is not rated by Fitch Ratings but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a rating by Fitch Ratings of BBB+ will be used). If a security is not rated by Fitch Ratings but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a rating by Fitch Ratings of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a rating by Fitch Ratings of BB- will be used). If a security is not rated by any Rating Agency, the Fund will treat the security as if it were below investment grade.

(ix) Futures and call options: For purposes of the APS Basic Maintenance Amount, futures held by the Fund and call options sold by the Fund shall not be included as Fitch Eligible Assets. However, such assets shall be valued at Market Value by subtracting the good faith margin and the maximum daily trading variance as of a Valuation Date. For call options purchased by the Fund, the Market Value of the call option will be included as Fitch Eligible Asset subject to a Fitch Discount Factor mutually agreed to between the Fund and Fitch based on the characteristics of the option contract such as its maturity and the underlying security of the contract.

(x) Securities lending: The Fund may engage in securities lending in an amount not to exceed 10% of the Fund's total gross assets. For purposes of calculating the APS Basic Maintenance Amount, such securities lent shall be included as Fitch Eligible Assets with the appropriate Fitch Discount Factor applied to such lent security. The obligation to return such collateral shall not be included as an obligation/liability for purposes of calculating the APS Basic Maintenance Amount. However, the Fund may reinvest cash collateral for securities lent in conformity with its investment objectives and policies and the provisions of these bylaws. In such event, to the extent that securities lending collateral received is invested by the Fund in assets that otherwise would be Fitch Eligible Assets and the value of such assets exceeds the amount of the Fund's obligation to return the collateral on a Valuation Date, such excess amount shall be included in the calculation of Fitch Eligible Assets by applying the applicable Fitch Discount Factor to this amount and adding the product to total Fitch Eligible Assets. Conversely, if the value of assets in which securities lending collateral has been invested is less then the amount of the Fund's obligation to return the collateral on a Valuation Date, such difference shall be included as an obligation/liability of the Fund for purposes of calculating the APS Basic Maintenance Amount. Collateral received by the Fund in a securities lending transaction and maintained by the Fund in the form received shall not be included as a Fitch Eligible Asset for purposes of calculating the APS Basic Maintenance Amount.

--------------------------------------------------------------------------------

(xi) Swaps (including Total Return Swaps and Interest Rate Swaps): Total Return and Interest Rate Swaps are subject to the following provisions:

If the Fund has an outstanding gain from a swap transaction on a Valuation Date, the gain will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor on the counterparty to the swap transaction. At the time a swap is executed, the Fund will only enter into swap transactions where the counterparty has at least a Fitch rating of A- or Moody's rating of A3.

(A) Only the cumulative unsettled profit and loss from a Total Return Swap transaction will be calculated when determining the APS Basic Maintenance Amount. If the Fund has an outstanding liability from a swap transaction on a Valuation Date, the Fund counts such liability as an outstanding liability from the total Fitch Eligible Assets in calculating the APS Basic Maintenance Amount.

(B) In addition, for swaps other than Total Return Swaps, the Market Value of the position (positive or negative) will be included as a Fitch Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the Outstanding APS.

(C) (1) The underlying securities subject to a Credit Default Swap sold by the Fund will be subject to the applicable Fitch Discount Factor for each security subject to the swap;

(2) If the Fund purchases a Credit Default Swap and holds the underlying security, the Market Value of the Credit Default Swap and the underlying security will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor assessed based on the counterparty risk; and

(3) The Fund will not include a Credit Default Swap as a Fitch Eligible Asset purchased by the Fund without the Fund holding the underlying security or when the Fund buys a Credit Default Swap for a basket of securities without holding all the securities in the basket.

"Fitch Eligible Asset" means:

(i) Cash (including interest and dividends due on assets rated (A) BBB or higher by Fitch or the equivalent by another Rating Agency if the payment date is within five (5) Business Days of the Valuation Date, (B) A or higher by Fitch or the equivalent by another Rating Agency if the payment date is within thirty days of the Valuation Date, and (C) A+ or higher by Fitch or the equivalent by another Rating Agency if the payment date is within the Fitch Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five (5) Business Days of the Valuation Date, and if the trades which generated such receivables are settled within five (5) Business Days;

(ii) Short Term Money Market Instruments so long as (A) such securities are rated at least F1 by Fitch or the equivalent by another Rating Agency, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch or the equivalent by another Rating Agency, or (C) in all other cases, the supporting entity (1) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within one month, (2) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within three months or (3) is rated at least AA by Fitch or the equivalent by another Rating Agency and the security matures within six months;

(iii)  U.S. Government Securities;

(iv) debt securities if such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Fund; and such securities are issued by (1) a U.S. corporation, limited liability company or limited partnership, (2) a corporation, limited liability company or limited partnership domiciled in a Fitch Approved Foreign Nation, (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "Foreign Bonds"), (4) a corporation, limited liability company or limited partnership domiciled in Canada or (5) the

--------------------------------------------------------------------------------

Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"). Foreign Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 25% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. All debt securities satisfying the foregoing requirements and restrictions of this paragraph (iv) are herein referred to as "Debt Securities."

(v) Preferred stocks if (i) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive equity capital at any time over the respective lives of such securities,
(ii) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, and (iii) the issuer of such a preferred stock has a senior debt rating or preferred stock rating from Fitch of BBB- or higher or the equivalent rating by another Rating Agency. In addition, the preferred stocks issue must be at least $40 million;

(vi) common stocks (i) (A) which are traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, (B) which, if cash dividend paying, pay cash dividends in U.S. dollars, and (C) which may be sold without restriction by the Corporation; provided, however, that (1) common stock which, while a Fitch Eligible Asset owned by the Corporation, ceases paying any regular cash dividend will no longer be considered a Fitch Eligible Asset until 60 calendar days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A- by Fitch or the equivalent by another Rating Agency and (2) the aggregate Market Value of the Corporation's holdings of the common stock of any issuer in excess of 5% per US issuer of the number of Outstanding shares times the Market Value of such common stock shall not be a Fitch's Eligible Asset; (ii) securities denominated in any currency other than the U.S. dollar and securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia; provided, however, that the aggregate Market Value of the Corporation's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of 3% of the aggregate Market Value of the Outstanding shares of common stock of such issuer or in excess of 10% of the Market Value of the Corporation's Fitch Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Approved Foreign Nations shall not be a Fitch Eligible Asset; (iii) Small-cap stocks refer to stocks with a market capitalization between $300 million to $2 billion. Mid-cap stocks refer to stocks with a market capitalization between $2 billion to $10 billion. Large-cap stocks are companies having a market capitalization between $10 billion and $200 billion.

(vii)  Rule 144A Securities;

(viii)  warrants on common stocks described in (vi) above;

(ix) any common stock, preferred stock or any debt security of REITs or real estate companies;

(x) Interest Rate Swaps entered into according to International Swap Dealers Association ("ISDA") standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F1 by Fitch or the equivalent by another Rating Agency, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another Rating Agency and (2) the original aggregate notional amount of the Interest

--------------------------------------------------------------------------------

Rate Swap transaction or transactions is not greater than the liquidation preference of the APS originally issued;

(xi)  swaps, including total return swaps entered into according to ISDA;

(xii) Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Fund of a writing from Fitch Ratings specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch Ratings to the APS; and

(xiii)  Fitch Hedging Transactions.

Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Fund of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the APS.

Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the APS Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A- by Fitch or the equivalent by another Rating Agency and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset.

Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of
(i)(A) through (i)(E) under the definition of APS Basic Maintenance Amount or to the extent it is subject to any liens, except for (A) liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Fund will not affect the status of such asset as a Fitch Eligible Asset,
(B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens to secure payment for services rendered or cash advanced to the Fund by its investment manager or portfolio manager, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) liens arising by virtue of any repurchase agreement.

FITCH DIVERSIFICATION LIMITATIONS:

Portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Fitch's Eligible Assets:

EQUITY SECURITIES

                                                              MAXIMUM SINGLE
TYPE                                                           ISSUER(%)(1)
----                                                          --------------
Large-cap...................................................        5%
Mid-cap.....................................................        5%
Small-cap...................................................        5%

---------------

(1) Percentages represent both a portion of the aggregate market value and number of outstanding shares of the common stock portfolio.

--------------------------------------------------------------------------------

DEBT SECURITIES

                                       MAXIMUM SINGLE    MAXIMUM SINGLE     MINIMUM ISSUE SIZE
SECURITY RATED AT LEAST                  ISSUER(1)       INDUSTRY(1),(2)    ($ IN MILLION)(3)
-----------------------                --------------    ---------------    ------------------
AAA..................................       100%               100%                $100
AA-..................................        20                 75                  100
A-...................................        10                 50                  100
BBB-.................................         6                 25                  100
BB-..................................         4                 16                   50
B-...................................         3                 12                   50
CCC..................................         2                  8                   50

---------------

(1) Percentages represent a portion of the aggregate Market Value of corporate debt securities.

(2) Industries are determined according to Fitch's Industry Classifications, as defined herein.

(3) Preferred stock has a minimum issue size of $40 million, and mortgage pass throughs issued by the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA") or the Government National Mortgage Association ("GNMA"), which has no minimum issue size.

If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Diversification Limitations (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Trust will use the percentage set forth under "not rated" in this table.

"Fitch Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 41 days thereafter.

"Fitch General Portfolio Requirements" means that the Fund's portfolio must meet the following diversification requirements: (a) no more than 25% by par value of the Fund's total assets can be invested in the securities of borrowers and other issuers having their principal business activities in the same Fitch Industry Classification; provided, that this limitation shall not apply with respect to U.S. Government Securities and provided further that for purposes of this subsection (a), the term "issuer" shall not include a lender selling a participation to the Fund or any other person interpositioned between such lender and the Fund with respect to a participation and (b) no more than 10% by par value of the Fund's total assets can be invested in securities of a single issuer, and provided further that for purposes of this subsection (b), the term "issuer" includes both the borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to such participation.

"Fitch Hedging Transactions" means purchases or sales of exchange-traded financial futures contracts based on any index approved by Fitch, LIBOR or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such futures contracts, and purchases, writings or sales of exchange-traded call options on such financial futures contracts, and put and call options on such financial futures contracts ("Fitch Hedging Transactions"), subject to the following limitations:

(i) The Fund may not engage in any Fitch Hedging Transaction based on any index approved by Fitch (other than transactions that terminate a futures contract or option held by the Fund by the Fund's taking the opposite position thereto ("closing transactions")) that would cause the Fund at the

--------------------------------------------------------------------------------
time of such transaction to own or have sold outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

(ii) The Fund will not engage in any Fitch Hedging Transaction based on Treasury Bonds or LIBOR (other than closing transactions) that would cause the Fund at the time of such transaction to own or have sold:

(A) Outstanding financial futures contracts based on Treasury Bonds or LIBOR with such contracts having an aggregate Market Value exceeding 60% of the aggregate Market Value of Fitch Eligible Assets owned by the Fund and at least rated AA by Fitch (or, if not rated by Fitch Ratings, rated at least Aa by Moody's; or, if not rated by Moody's, rated AAA by S&P); or

(B) Outstanding financial futures contracts based on Treasury Bonds or LIBOR with such contracts having an aggregate Market Value exceeding 40% of the aggregate Market Value of all Fitch Eligible Assets owned by the Fund (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated at least A or BBB by Fitch (or, if not rated by Fitch Ratings, rated at least Baa by Moody's; or, if not rated by Moody's, rated at least A or AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the Fund shall be deemed to own futures contracts that underlie any outstanding options written by the Fund);

(iii) The Fund may engage in closing transactions to close out any outstanding financial futures contract based on any index approved by Fitch if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Fitch and the Fund.

(iv) The Fund may not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Shares Basic Maintenance Amount.

"Fitch Industry Classification" means, for the purposes of determining Fitch Eligible Assets, each of the following industry classifications:

FITCH INDUSTRY CLASSIFICATIONS                                SIC CODE (MAJOR GROUPS)
------------------------------                                -----------------------
Aerospace and Defense.......................................                37, 45
Automobiles.................................................                37, 55
Banking and Finance.........................................                60, 65
Broadcasting and Media......................................                27, 48
Building and Materials......................................         15-17, 32, 52
Cable.......................................................                    48
Chemicals...................................................                28, 30
Computers and Electronics...................................                35, 36
Consumer Products...........................................                23, 51
Energy......................................................            13, 29, 49
Environmental Services......................................                    87
Farming and Agriculture.....................................              1-3, 7-9
Food, Beverage and Tobacco..................................            20, 21, 54
Gaming, Lodging and Restaurants.............................                70, 58
Health Care and Pharmaceuticals.............................            38, 28, 80
Industrial/Manufacturing....................................                    35
Insurance...................................................                63, 64
Leisure and Entertainment...................................                78, 79

--------------------------------------------------------------------------------

FITCH INDUSTRY CLASSIFICATIONS                                SIC CODE (MAJOR GROUPS)
------------------------------                                -----------------------
Metals and Mining...........................................    10, 12, 14, 33, 34
Miscellaneous...............................................         50, 72-76, 99
Paper and Forest Products...................................             8, 24, 26
Real Estate.................................................                    67
Retail......................................................            53, 56, 59
Sovereign...................................................                   N/A
Supermarkets and Drug Stores................................                    54
Telecommunications..........................................                    48
Textiles and Furniture......................................        22, 25, 31, 57
Transportation..............................................             40, 42-47
Utilities...................................................                    49
RMBS prime..................................................                   N/A
RMBS subprime...............................................                   N/A
Consumer ABS................................................                   N/A
Commercial ABS--Small Business..............................                   N/A
Commercial ABS--Travel/Transportation.......................                   N/A
Commercial ABS--Other.......................................                   N/A
CDO of corporates CMBS......................................                   N/A
Structured Finance Obligations..............................                   N/A
Packaging and Containers....................................            26, 32, 34
Business Services...........................................                73, 87

The Fund shall use its discretion in determining which industry classification is applicable to a particular investment.

"Fund" means Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund, a Massachusetts business trust.

"Holder" means a Person identified as a holder of record of shares of APS in the Share Register.

"Independent Accountant" means a nationally recognized accountant, or firm of accountants, that is, with respect to the Fund, an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended.

"Initial Dividend Payment Date" means the Initial Dividend Payment Date as determined by the Board of Trustees of the Fund or their designee with respect to each series of APS or Other APS, as the case may be.

"Initial Dividend Period" has the meaning set forth in paragraph 2(c)(i) of this
Article VII, of these Amended By-Laws and, with respect to Other APS, has the equivalent meaning.

"Initial Dividend Rate" means the rate per annum established by the Board of Trustees or their designee, applicable to the Initial Dividend Period for such series of APS and, with respect to Other APS, has the equivalent meaning.

"Initial Margin" means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a futures contract.

"Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

--------------------------------------------------------------------------------

"Interest Rate Swaps" means the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments.

"LIBOR" means the London Interbank Offered Rate.

"LIBOR Dealers" means UBS Securities LLC and such other dealer or dealers as the Fund may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

"LIBOR Rate" means on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750,
(A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by the LIBOR Dealer (after obtaining the Fund's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate shall be LIBOR Rate as determined on the previous Auction Date. If the number of Dividend Period days shall be (i) seven days or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) 21 days or more but fewer than 49 days, such rate shall be one-month LIBOR rate;
(iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate;
(xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

"London Business Day" means any day on which commercial banks are generally open for business in London.

"Long Term Dividend Period" means a 1-Year Dividend Period or a Special Dividend Period consisting of a specified period of one whole year or more but not greater than five years.

--------------------------------------------------------------------------------

"Mandatory Redemption Price" means $25,000 per share of APS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption and excluding Additional Dividends.

"Market Value" of any asset of the Fund shall be the market value thereof determined by the Pricing Service or by the Fund in accordance with procedures approved by the Board of Trustees. Market Value of any asset shall include any interest accrued thereon. The Pricing Service shall value portfolio securities at the quoted bid prices or the mean between the quoted bid and asked price or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the Pricing Service of the Fund using methods which include consideration of: yields or prices of obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service or the Fund may employ electronic data processing techniques and/or a matrix system to determine valuations. At the Fund's discretion, in the event the Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids obtained by the Fund from dealers who are members of the National Association of Securities Dealers, Inc. and who make a market in the security, at least one of which shall be in writing. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees.

"Maximum Applicable Rate," with respect to APS, has the meaning set forth in paragraph 9(a)(vii) of this Article VII, of these Amended By-Laws and, with respect to Other APS, has the equivalent meaning.

"Moody's" means Moody's Investors Service, Inc., a Delaware corporation, and its successors.

"Moody's Discount Factor" means for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.

(i) Corporate debt securities: The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

DISCOUNT FACTORS FOR CORPORATE DEBT SECURITIES INCLUDING NON-INVESTMENT GRADE BONDS
(NON-CONVERTIBLES)

TERMS TO MATURITY OF NON-INVESTMENT GRADE BONDS(2)  AAA   AA     A    BAA   BA     B    NR(1)
--------------------------------------------------  ---   ---   ---   ---   ---   ---   -----
1 year or less.................................     109   112   115   118   137   150    250
2 years or less (but longer than 1 year).......     115   118   122   125   146   160    250
3 years or less (but longer than 2 years)......     120   123   127   131   153   168    250
4 years or less (but longer than 3 years)......     126   129   133   138   161   176    250
5 years or less (but longer than 4 years)......     132   135   139   144   168   185    250
7 years or less (but longer than 5 years)......     139   143   147   152   179   197    250
10 years or less (but longer than 7 years).....     145   150   155   160   189   208    250
15 years or less (but longer than 10 years)....     150   155   160   165   196   216    250
20 years or less (but longer than 15 years)....     150   155   160   165   196   228    250
30 years or less (but longer than 20 years)....     150   155   160   165   196   229    250
Greater than 30 years..........................     165   173   181   189   205   240    250

--------------------------------------------------------------------------------

------------

(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate, municipal or other debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Below B and Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split-rated securities assigned by S&P and Fitch Ratings (i.e., these Rating Agencies assign different rating categories to the security) will be accepted at the lower of the two ratings.

(2) The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

The Moody's Discount Factors presented in the immediately preceding table will also apply to corporate debt securities that do not pay interest in U.S. dollars or euros, provided that the Moody's Discount Factor determined from the table shall be multiplied by a factor of 1.2 for purposes of calculating the Discounted Value of such securities.

(ii)  Common stock: The Moody's Discount Factor applied to common stock will be:

COMMON STOCKS                                               UTILITY   INDUSTRIAL   FINANCIAL
-------------                                               -------   ----------   ---------
Seven week exposure period................................    170%       264%         241%

(iii) Preferred stock*: The Moody's Discount Factor for taxable preferred stock shall be:

Aaa.........................................................  150%
Aa..........................................................  155%
A...........................................................  160%
Baa.........................................................  165%
Ba..........................................................  196%
B...........................................................  216%
B or Not Rated..............................................  250%

Because of the size of the DRD market, these preferred stocks will be assigned a different discount factor to reflect their liquidity. Investment grade DRDs will receive a 165% discount factor and non-investment grade DRDs will receive a 216% discount factor.

---------------

* Eligible non-cumulative preferred stocks' Discount Factors will be increased by an additional 20%

--------------------------------------------------------------------------------

(iv) Convertible securities: The Moody's Discount Factor for convertible securities shall be (including convertible preferred stock):

The percentage determined by reference to the sector groupings of the issuer of the convertible security with reference to the rating of such security, in accordance with the table set forth below.

                                                              DISCOUNT FACTORS(2)
                                               -------------------------------------------------
RATING(1)                                      UTILITY   INDUSTRIAL   FINANCIAL   TRANSPORTATION
---------                                      -------   ----------   ---------   --------------
Aaa..........................................    162%       256%         233%          250%
Aa...........................................    167        261          238           265
A............................................    172        266          243           275
Baa..........................................    188        282          259           285
Ba...........................................    195        290          265           290
B............................................    199        293          270           295
Unrated......................................    300        300          300           300

------------

(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for applicable Fund assets can be derived from other sources as well as combined with a number of sources, unrated fixed-income and convertible securities (which are securities that are not rated by any of Moody's, S&P or Fitch Ratings) are limited to 10% of Moody's Eligible Assets for purposes of calculations related to the Preferred Shares Basic Maintenance Amount. If a convertible security is not rated by any of Moody's, S&P or Fitch Ratings, the Fund will use the applicable percentage set forth in the row entitled "Unrated" in the table above. Ratings assigned by S&P and/or Fitch Ratings are generally accepted at face value. However, adjustments to face value may be made to particular categories of credits for which the ratings by S&P and/or Fitch Ratings do not seem to approximate a Moody's rating equivalent. Split-rated securities assigned by S&P and Fitch Ratings (i.e., these Rating Agencies assign different rating categories to the security) will be accepted at the lower of the two ratings.

(2) Discount factors are for Seven-week exposure period.

Upon conversion to common stock, the Discount Factors applicable to common stock will apply:

COMMON STOCKS                                               UTILITY   INDUSTRIAL   FINANCIAL
-------------                                               -------   ----------   ---------
Seven week exposure period................................    170%       264%         241%

(v) Short-term instruments: The Moody's Discount Factor applied to short-term portfolio securities, U.S. Government Securities including without limitation corporate debt securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody's Exposure Period;
(B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Moody's Exposure Period; and (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period. A Moody's Discount Factor of 100% will be applied to cash.

(vi) Rule 144A Securities: The Moody's Discount Factor applied to Rule 144A Securities for Rule 144A Securities whose terms include rights to registration under the Securities Act within one year and Rule 144A Securities which do not have registration rights within one year will be 120% and 130%, respectively, of the Moody's Discount Factor which would apply were the securities registered under the Securities Act.

--------------------------------------------------------------------------------

(vii)  Common Stock and Preferred Stock of REITs and Other Real Estate
Companies:

                                                              DISCOUNT FACTOR(1),(2),(3)
                                                              --------------------------
common stock of REITs.......................................            154%
preferred stock of REITs
  with Senior Implied Moody's (or S&P) rating:..............            154%
  without Senior Implied Moody's (or S&P) rating:...........            208%

                                                              DISCOUNT FACTOR(1),(2),(3)
                                                              --------------------------
common stock and preferred stock of Other Real Estate
  Companies
  with Senior Implied Moody's (or S&P) rating:..............            208%
  without Senior Implied Moody's (or S&P) rating:...........            250%

------------

(1) A Discount Factor of 250% will be applied to those assets in a single Moody's Real Estate Industry/Property Sector Classification which exceed 30% of Moody's Eligible Assets but are not greater than 35% of Moody's Eligible Assets.

(2) A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

(3) A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of an issuer is below $500 million.

Debt Securities of REITs and Other Real Estate Companies(1):

MATURITY IN YEARS           AAA    AA      A     BAA    BA      B     CAA    NR(2)
-----------------           ---    ---    ---    ---    ---    ---    ---    -----
1.........................  109%   112%   115%   118%   119%   125%   225%    250%
2.........................  115%   118%   122%   125%   127%   133%   225%    250%
3.........................  120%   123%   127%   131%   133%   140%   225%    250%
4.........................  126%   129%   133%   138%   140%   147%   225%    250%
5.........................  132%   135%   139%   144%   146%   154%   225%    250%
7.........................  139%   143%   147%   152%   156%   164%   225%    250%
10........................  145%   150%   155%   160%   164%   173%   225%    250%
15........................  150%   155%   160%   165%   170%   180%   225%    250%
20........................  150%   155%   160%   165%   170%   190%   225%    250%
30........................  150%   155%   160%   165%   170%   191%   225%    250%

------------

(1) The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

(2) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate, municipal or other debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Below B and Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split-rated securities assigned by S&P and Fitch Ratings (i.e., these Rating Agencies assign different rating categories to the security) will be accepted at the lower of the two ratings.

--------------------------------------------------------------------------------

(viii)  Warrants:  The Discount Factors applicable to common stock will apply:

COMMON STOCKS                                               UTILITY   INDUSTRIAL   FINANCIAL
-------------                                               -------   ----------   ---------
Seven week exposure period................................    170%       264%         241%

(ix) Moody's Hedging Transactions: See the definition of "Moody's Hedging Transactions" for the applicable Moody's Discount Factor to be applied.

(x) Non-U.S. denominated assets: In addition to the discount factors referenced above, a further discount factor shall be applicable to Fund assets valued in a non-U.S. currency as follows:

CURRENCY                                                      DISCOUNT FACTOR*
--------                                                      ----------------
Australian Dollar...........................................        1.35
Canadian Dollar.............................................        1.07
UK Pound....................................................        1.16
New Zealand Dollar..........................................        1.35
Euro........................................................        1.18
Swedish Kronor..............................................        1.19
Polish Zlotych..............................................        1.14
Hungarian Forint............................................        1.18
Denmark Kroner..............................................        1.21

Moody's will provide currency discount factors for other currencies at the Advisor's request.

"Moody's Eligible Asset" means:

(i) Cash (including interest and dividends due on assets rated (A) Baa3 or higher by Moody's or the equivalent by another Rating Agency if the payment date is within five (5) Business Days of the Valuation Date, (B) A2 or higher by Moody's or the equivalent by another Rating Agency if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher by Moody's or the equivalent by another Rating Agency if the payment date is within the Moody's Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five (5) Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or the equivalent by another Rating Agency or (2) with counterparties having a Moody's Short Term Money Market Instrument rating of at least P-1 or the equivalent by another Rating Agency;

(ii) Short Term Money Market Instruments, so long as (A) such securities are rated at least P-1 or the equivalent by another Rating Agency, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2 or the equivalent by another Rating Agency, or (C) in all other cases, the supporting entity (1) is rated A2 or the equivalent by another Rating Agency and the security matures within one month, (2) is rated A1 or the equivalent by another Rating Agency and the security matures within three months or (3) is rated at least A3 or the equivalent by another Rating Agency and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria;

(iii)  U.S. Government Securities;

(iv)  Rule 144A Securities;

(v)  Common stocks:

(A) which are issued by issuers whose senior debt securities are rated at least Baa3 by Moody's (or, in the event an issuer's senior debt securities are not rated by Moody's, which are issued by an issuer

--------------------------------------------------------------------------------
whose senior debt securities are rated at least BBB- by S&P and which for this purpose have been assigned a Moody's equivalent rating of at least Baa3);

(B) which are traded on the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market System or other Moody's approved exchanges;

(C)  which have a market capitalization greater than $500,000,000;

(D) which are currently paying a cash dividend be it an initial cash dividend or part of an ongoing series of cash dividends or whose predecessors have paid cash dividends regularly during the preceding three-year period (or since inception of the dividend if the common stock initiated a dividend within the past three-years); and

(E) which pay dividends in U.S. dollars or currency of other Approved Foreign Nations;

Provided, however, that (1) the aggregate Market Value of the Fund's holdings of the common stock of any eligible issuer (x) shall be less than 5% of the number of outstanding shares times the Market Value of such common stock and (y) shall not exceed 5% of the number of outstanding shares (less the number of shares held by insiders, as determined in accordance with standards established by Moody's) multiplied by the Market Value of such common stock and (2) the number of shares of common stock of any eligible issuer held by the Fund shall not exceed the average weekly trading volume of such common stock during the preceding month.

(vi) Corporate debt securities if (A) such securities are rated B3 or higher by Moody's or the equivalent by another Rating Agency; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's, S&P or Fitch;
(C) for securities which provide for conversion or exchange at the option of the issuer into equity capital at some time over their lives, the issuer must be rated at least B3 by Moody's or the equivalent by another Rating Agency and the discount factor will be 250%; (D) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets or the equivalent by another Rating Agency; (E) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (F) such securities are not subject to extended settlement.

Notwithstanding the foregoing limitations, (x) corporate debt securities not rated at least B3 by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such corporate debt securities does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; provided, however, that if the Market Value of such corporate debt securities exceeds 10% of the aggregate Market Value of all Moody's Eligible Assets, a portion of such corporate debt securities (selected by the Fund) shall not be considered Moody's Eligible Assets, so that the Market Value of such corporate debt securities (excluding such portion) does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; and (y) corporate debt securities rated by neither Moody's, S&P nor Fitch shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which (i) have not filed for bankruptcy within the past three years,
(ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends, and (iv) possess a current, unqualified auditor's report without qualified, explanatory language.

(vii) Preferred stocks if (A) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (B) the issuer of such a preferred stock has common stock listed on either the New York

--------------------------------------------------------------------------------

Stock Exchange or the American Stock Exchange or other Moody's approved exchanges, (C) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa3 or higher or equivalent by another Rating Agency and (D) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible), or (E) as otherwise agreed upon by the Fund & Moody's. In addition, the preferred stocks must have the following diversification requirements: (X) the preferred stock issue must be greater than $40 million and (Y) the minimum holding by the Fund of each issue of preferred stock is $500,000. In addition, preferred stocks issued by transportation companies will not be considered Moody's Eligible Assets;

(viii) convertible securities (including convertible preferred stock), provided that (A) the issuer of common stock must have a Moody's senior unsecured debt of Caa or better, or a rating of CCC or better by S&P or Fitch Ratings, (B) the common stocks must be traded on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ, (C) dividends must be paid in U.S. dollars, (D) the portfolio of convertible bonds must be diversified as set forth in the table set forth below, (E) the company shall not hold shares exceeding the average weekly trading volume during the preceding month and (F) synthetic convertibles are excluded from asset eligibility;

(ix) common stock, preferred stock or any debt security of REITs or real estate companies.

(x) Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company Act of 1940, as amended, not otherwise provided for in this definition but only upon receipt by the Fund of a letter from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the APS; and

(xi)  Moody's Hedging Transactions.

MOODY'S DIVERSIFICATION LIMITATIONS:

In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:

EQUITY SECURITIES

                                          MAXIMUM SINGLE   MAXIMUM SINGLE   MAXIMUM SINGLE
INDUSTRY CATEGORY                          ISSUER(%)(1)    INDUSTRY(%)(1)    STATE(%)(1)
-----------------                         --------------   --------------   --------------
Utility.................................        4                50                7(2)
Industrial..............................        4                45                7
Financial...............................        5                40                6
Other...................................        6                20              N/A

------------

(1) Percentages represent both a portion of the aggregate market value and the number of outstanding shares of the common stock portfolio.

(2) Utility companies operating in more than one state should be diversified according to the state of incorporation.

--------------------------------------------------------------------------------

DEBT SECURITIES

                                   MAXIMUM SINGLE   MAXIMUM SINGLE    MINIMUM ISSUE SIZE
RATINGS(1)                         ISSUER(2),(3)    INDUSTRY(3),(4)   ($ IN MILLION)(5)
----------                         --------------   ---------------   ------------------
Aaa..............................       100%              100%               $100
Aa...............................        20                60                 100
A................................        10                40                 100
Baa..............................         6                20                 100
Ba...............................         4                12                  50(6)
B1-B2............................         3                 8                  50(6)
B3 or below......................         2                 5                  50(6)

------------

(1) Refers to the preferred stock and senior debt rating of the portfolio holding.

(2) Companies subject to common ownership of 25% or more are considered as one issuer.

(3) Percentages represent a portion of the aggregate Market Value of corporate debt securities.

(4) Industries are determined according to Moody's Industry Classifications, as defined herein.

(5) Except for preferred stock, which has a minimum issue size of $40 million.

(6) Portfolio holdings from issues ranging from $50 million ($40 million for preferred stocks) to $100 million are limited to 20% of the Fund's total assets or unless otherwise approved by Moody's.

Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate, municipal or other debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Below B and Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split-rated securities assigned by S&P and Fitch Ratings (i.e., these Rating Agencies assign different rating categories to the security) will be accepted at the lower of the two ratings.

Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the APS Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such portfolio securities.

Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of APS Basic Maintenance Amount or to the extent it is subject to any Liens, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Fund by its investment manager or portfolio manager, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.

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                                                                            B-23

"Moody's Exposure Period" means the period commencing on a given Valuation Date and ending 49 days thereafter.

"Moody's General Portfolio Requirements" means that the Fund's portfolio must meet the following diversification requirements: (a) no more than 25% by par value of the Fund's total assets can be invested in the securities of borrowers and other issuers having their principal business activities in the same Moody's Industry Classification; provided, that this limitation shall not apply with respect to U.S. Government Securities and provided further that for purposes of this subsection (a), the term "issuer" shall not include a lender selling a participation to the Fund or any other person interpositioned between such lender and the Fund with respect to a participation and (b) no more than 10% by par value of the Fund's total assets can be invested in securities of a single issuer, and provided further that for purposes of this subsection (b), the term "issuer" includes both the borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to such participation.

"Moody's Hedging Transactions" means for so long as any APS are rated by Moody's, the Fund may buy or sell financial futures contracts, write, purchase or sell call options on financial futures contracts or purchase put options on financial futures contracts or write call options on portfolio securities, swaps and securities lending unless it receives written confirmation from Moody's that engaging in such transactions would impair the ratings then assigned to the APS by Moody's, (collectively "Moody's Hedging Transactions"), subject to the following limitations:

(i) Future and call options: For purposes of the APS Basic Maintenance Amount, futures held by the Fund and call options sold by the Fund shall not be included as Moody's Eligible Assets. However, such assets shall be valued at Market Value by subtracting the good faith margin and the maximum daily trading variance as of a Valuation Date. For call options purchased by the Fund, the Market Value of the call option will be included as Moody's Eligible Asset subject to a Moody's Discount Factor mutually agreed to between the Fund and Moody's based on the characteristics of the option contract such as its maturity and the underlying security of the contract.

(ii) Securities lending: The Fund may engage in securities lending in an amount not to exceed 10% of the Fund's total gross assets (provided term and conditions of the securities lending program are disclosed in advance to Moody's, if Moody's is rating the preferred shares). For purposes of calculating the APS Basic Maintenance Amount, such securities lent shall be included as Moody's Eligible Assets with the appropriate Moody's Discount Factor applied to such lent security. The obligation to return such collateral shall not be included as an obligation/liability for purposes of calculating the APS Basic Maintenance Amount. However, the Fund may reinvest cash collateral for securities lent in conformity with its investment objectives and policies and the provisions of these bylaws. In such event, to the extent that securities lending collateral received is invested by the Fund in assets that otherwise would be Moody's Eligible Assets and the value of such assets exceeds the amount of the Fund's Moody's Eligible Assets by applying the applicable Moody's Discount Factor to this amount and adding the product to total Moody's Eligible Assets. Conversely, if the value of assets in which securities lending collateral has been invested is less then the amount of the Fund's obligation to return the collateral on a Valuation Date, such difference shall be included as an obligation/liability of the Fund for purposes of calculating the APS Basic Maintenance Amount. Collateral received by the Fund in a securities lending transaction and maintained by the Fund in the form received shall not be included as a Moody's Eligible Asset for purposes of calculating the APS Basic Maintenance Amount.

(iii) Swaps (including Total Return Swaps and Interest Rate Swaps): Total return and Interest Rate Swaps are subject to the following provisions:

(A) Only the cumulative unsettled profit and loss from a Total Return Swap transaction will be calculated when determining the APS Basic Maintenance Amount. If the Fund has an outstanding gain from a swap transaction on a Valuation Date, the gain will be included as a Moody's Eligible Asset subject to the Moody's Discount Factor on the counterparty to the swap transaction. If the Fund has

--------------------------------------------------------------------------------
an outstanding liability from a swap transaction on a Valuation Date, the Fund will subtract the outstanding liability from the total Moody's Eligible Assets in calculating the APS Basic Maintenance Amount.

In addition, for swaps other than Total Return Swaps, the Market Value of the position (positive or negative) will be included as a Moody's Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the Outstanding APS. At the time a swap is executed, the Fund will only enter into swap transactions where the counterparty has at least a Fitch rating of A- or Moody's long-term rating of A3.

(B) (1) The underlying securities subject to a Credit Default Swap sold by the Fund will be subject to the applicable Moody's Discount Factor for each security subject to the swap;

(2) If the Fund purchases a Credit Default Swap and holds the underlying security, the Market Value of the Credit Default Swap and the underlying security will be included as a Moody's Eligible Asset subject to the Moody's Discount Factor assessed based on the counterparty risk and the duration of the swap agreement; and

If not otherwise provided for in (a)(i)-(iii) above, derivative instruments shall be treated as follows: Any derivative instruments will be valued pursuant to the Fund's valuation procedures on a Valuation Date. The amount of the net payment obligation and the cost of a closing transaction, as appropriate, on any derivative instrument on a Valuation Date will be counted as a liability for purposes of determining the APS Basic Maintenance Amount (e.g., a written call option that is in the money for the holder). Any derivative instrument with respect to which the Fund is owed payment on the Valuation Date that is not based upon an individual security or securities that are Moody's Eligible Assets will have a mutually agreed upon valuation by Moody's and the Fund for purposes of determining Moody's Eligible Assets. Any derivative instrument with respect to which the Fund is owed payment on the valuation date that is based upon an individual security or securities that are Moody's Eligible Assets (e.g., a purchased call option on a bond that is in the money) will be valued as follows for purposes of determining Moody's Eligible Assets: (A) For such derivative instruments that are exchange traded, the value of the in-the-money amount of the payment obligation to the Fund will be reduced by applying the Moody's Discount Factor (as it would apply to the underlying security or securities) and then added to Moody's Eligible Assets; and (B) for such derivative instruments that are not exchange traded, the value of the in-the-money amount of the payment obligation to the Fund will be (1) reduced as described in (A) and (B) further reduced by applying to the remaining amount the Moody's Discount Factor determined by reference to the credit rating of the derivative counterparty with the remaining amount after these reductions then added to Moody's Eligible Assets.

For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the APS Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.

A preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold, or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an Auction or otherwise.

"Moody's Industry Classification" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the Preferred Shares):

      1. Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

--------------------------------------------------------------------------------

      2. Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

      3. Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

      4. Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

      5. Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

      6. Chemicals, Plastics and Rubber: Chemicals (non-agricultural), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating Containers

      7. Containers, Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass

      8.  Personal and Non-Durable Consumer Products (Manufacturing Only):
          Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

      9.  Diversified/Conglomerate Manufacturing

     10.  Diversified/Conglomerate Service

     11.  Diversified Natural Resources, Precious Metals and Minerals:
          Fabricating, Distribution

     12. Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

     13. Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communication Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

     14.  Finance: Investment Brokerage, Leasing, Syndication, Securities

     15. Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

     16.  Grocery: Grocery Stores, Convenience Food Stores

     17. Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

     18.  Home and Office Furnishings, Housewares, and Durable Consumer
          Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges

     19.  Hotels, Motels, Inns and Gaming

     20.  Insurance: Life, Property and Casualty, Broker, Agent, Surety

     21. Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

     22.  Machinery (Non-Agricultural, Non-Construction, Non-Electronic):
          Industrial, Machine Tools, Steam Generators

--------------------------------------------------------------------------------

     23. Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing

     24.  Oil and Gas: Crude Producer, Retailer, Well Supply, Service and
          Drilling

     25.  Personal, Food and Miscellaneous

     26. Printing, Publishing, and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment

     27. Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

     28. Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

     29. Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

     30. Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

     31.  Personal Transportation: Air, Bus, Rail, Car Rental

     32.  Utilities: Electric, Water, Hydro Power, Gas

     33. Broadcasting and Entertainment: Recording Industry, Motion Exhibition Theaters, Motion Picture Production and Distribution, Radio, T.V., Cable Broadcasting and Broadcasting Equipment

     34. Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies

The Fund will use its discretion in determining which industry classification is applicable to a particular investment in consultation with the Independent Accountant and Moody's, to the extent the Fund considers necessary.

"Non-Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions."

"Non-Payment Period" means any period commencing on and including the day on which the Fund shall fail to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted by paragraph 2(c)(i) of this Article VII, of these Amended By-Laws) within three Business Days after such Dividend Payment Date to the Holders as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on shares of APS payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares payable (if declared) on such Dividend Payment Date or (B) on any redemption date for any shares of APS called for redemption, the Mandatory Redemption Price per share of such APS or, in the case of an optional redemption, the Optional Redemption Price per share, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or shall have otherwise been made available to Holders in same-day funds; provided that, a Non-Payment Period shall not end unless the Fund shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, all Existing Holders (at their addresses appearing in the Share Books) and the Securities Depository. Notwithstanding the foregoing, the failure by the Fund to deposit funds as provided for by clauses (ii)(A) or (ii)(B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated by paragraph 2(c)(i) of these Amended By-Laws, shall not constitute a "Non-Payment Period."

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                                                                            B-27

"Non-Payment Period Rate" means, initially, 275% of the applicable Reference Rate, provided that the Board of Trustees of the Fund shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Trustees of the Fund determines and Moody's or Fitch (and any Substitute Rating Agency in lieu of Moody's or Fitch, as applicable in the event such party shall not rate the APS) advise the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then current ratings on the APS.

"Normal Dividend Payment Date" has the meaning set forth in paragraph 2(b)(i) of
Article VII, of these Amended By-Laws.

"Notice of Redemption" means any notice with respect to the redemption of shares of APS pursuant to paragraph 4 of Article VII, of these Amended By-Laws.

"Notice of Revocation" has the meaning set forth in paragraph 2(c)(iii) of
Article VII, of these Amended By-Laws.

"Notice of Special Dividend Period" has the meaning set forth in paragraph 2(c)(iii) of Article VII, of these Amended By-Laws.

"Optional Redemption Price" means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium attributable to the designation of a Premium Call Period.

"Other APS" means the auction rate Preferred Shares of the Fund, other than the APS.

"Outstanding" means, as of any date (i) with respect to APS, shares of APS therefor issued by the Fund except, without duplication, (A) any shares of APS theretofore canceled or delivered to the Auction Agent for cancellation, or redeemed by the Fund, or as to which a Notice of Redemption shall have been given and Deposit Securities shall have been deposited in trust or segregated by the Fund pursuant to paragraph 4(c) and (B) any shares of APS as to which the Fund or any Affiliate thereof shall be a Beneficial Owner, provided that shares of APS held by an Affiliate shall be deemed outstanding for purposes of calculating the APS Basic Maintenance Amount and (ii) with respect to shares of other Preferred Shares, has the equivalent meaning.

"Parity Shares" means the APS and each other outstanding series of Preferred Shares the holders of which, together with the holders of the APS, shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to the full respective preferential amounts to which they are entitled, without preference or priority one over the other.

"Performing" means that no default as to the payment of principal or interest has occurred and is continuing.

"Person" means and includes an individual, a partnership, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

"Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of shares of APS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional shares of APS.

"Potential Holder" means any Broker-Dealer or any such other Person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring shares of APS (or, in the case of an Existing Holder, additional shares of APS).

"Preferred Shares" means the preferred shares of beneficial interest, par value $0.01 per share, of the Fund, and includes APS and Other APS.

"Premium Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions."

--------------------------------------------------------------------------------

"Pricing Service" means any pricing service designated by the Board of Trustees of the Fund provided the Fund obtains written assurance from Moody's and Fitch that such designation will not impair the rating then assigned by Moody's and Fitch, as applicable, to the APS.

"Rating Agency" means S&P, Moody's or Fitch or another nationally recognized statistical rating organization as agreed upon between the Fund and Moody's and/or Fitch, as applicable.

"Reference Banks" means four major banks in the London interbank market selected by UBS Securities LLC or its affiliates or successors or such other party as the Fund may from time to time appoint.

"Reference Rate" means (i) with respect to a Dividend Period having 364 or fewer days, the applicable LIBOR Rate and (ii) with respect to a Dividend Period having 365 or more days, the applicable U.S. Treasury Note Rate.

"REITs" means real estate investment trusts.

"Request for Special Dividend Period" has the meaning set forth in paragraph 2(c)(iii) of Article VII, of these Amended By-Laws.

"Response" has the meaning set forth in paragraph 2(c)(iii) of Article VII, of these Amended By-Laws.

"Rule 144A Securities" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Fund.

"S&P" means Standard & Poor's Corporation, a New York Corporation, and its successors.

"Securities Act" means the Securities Act of 1933, as amended.

"Securities Depository" means The Depository Trust Company or any successor company or other entities elected by the Fund as securities depository for the shares of APS that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of APS.

"Series A APS" means the Auction Preferred Shares, Series A.

"Series B APS" means the Auction Preferred Shares, Series B.

"Series C APS" means the Auction Preferred Shares, Series C.

"Service" means the United States Internal Revenue Service.

"Share Books" means the books maintained by the Auction Agent setting forth at all times a current list, as determined by the Auction Agent, of Existing Holders of the APS.

"Share Register" means the register of Holders maintained on behalf of the Fund by the Auction Agent in its capacity as transfer agent and registrar for the APS.

"Short Term Dividend Period" means a Special Dividend Period consisting of a specified number of days (other than seven in the cases of Series A APS and Series B APS and 28 in the case of Series C APS), evenly divisible by seven and not fewer than seven nor more than 364.

"Short Term Money Market Instruments" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days (or 270 days for instruments rated at least Aaa for purposes of determining Moody's Eligible Assets):

(i) commercial paper rated either F-1 by Fitch or A-1 by S&P if such commercial paper matures in 30 days or P-1 by Moody's and either F-1+ by Fitch or A-1+ by S&P if such commercial paper matures in over 30 days;

--------------------------------------------------------------------------------

(ii) demand or time deposits in, and banker's acceptances and certificates of deposit of, (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

(iii)  overnight funds;

(iv)  U.S. Government Securities; and

(v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company that have (1) credit ratings on each Valuation Date of at least P-1 from Moody's and either F-1+ from Fitch or A-1+ from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least Aa3 from Moody's and either AA from Fitch or AA- from S&P, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Fund, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's, Fitch and S&P shall be at least A2, A-2 and A, respectively; and provided further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or trust company are not rated on any Valuation Date below P-1 by Moody's, F-1+ by Fitch or A-1+ by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Fund); and provided further, that the interest receivable by the Fund shall not be subject to any withholding or similar taxes.

"Special Dividend Period" means a Dividend Period consisting of (i) a specified number of days (other than seven in the cases of Series A APS and Series B APS and 28 in the case of Series C APS) or (ii) a specified period of one whole year or more but not greater than five years (in each case subject to adjustment as provided in paragraph 2(b)(i)).

"Specific Redemption Provisions" means, with respect to a Special Dividend Period either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Trustees of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during which the shares of APS subject to such Dividend Period shall not be subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the shares of APS subject to such Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Trustees of the Fund after consultation with the Auction Agent and the Broker-Dealers.

"Subsequent Dividend Period," with respect to APS, has the meaning set forth in paragraph 2(c)(i) of Article VII, of these Amended By-Laws and, with respect to Other APS, has the equivalent meaning.

"Substitute Rating Agency" and "Substitute Rating Agencies" mean a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations, respectively, selected by Eaton Vance Management or its affiliates and successors, after consultation with the Fund and the Broker-Dealers, to act as the substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the shares of APS.

--------------------------------------------------------------------------------

"Swap" means a derivative transaction between two parties who contractually agree to exchange the returns (or differentials in rates of return) to be exchanged or "swapped" between the parties, which returns are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index.

(i) "Interest Rate Swap" means an arrangement whereby two parties (called counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon periodic interest rate multiplied by some predetermined dollar principal, called the notional principal amount. No principal (no notional amount) is exchanged between parties to the transaction; only interest is exchanged.

(ii) "Total Return Swap" means an agreement between counterparties in which one party agrees to make payments of the total return from the underlying asset(s) which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

"Treasury Bonds" means United States Treasury Bills, Bonds or Notes.

"U.S. Government Securities" means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than Treasury bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

"U.S. Treasury Note Rate" on any date means (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Note Rate on such date. "Alternate Treasury Note Rate" on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

"Valuation Date" means, for purposes of determining whether the Fund is maintaining the APS Basic Maintenance Amount, each Business Day commencing with the Date of Original Issue.

"Variation Margin" means, in connection with an outstanding futures contract owned or sold by the Fund, the amount of cash or securities paid to or received from a broker (subsequent to the Initial Margin payment) from time to time as the price of such futures contract fluctuates.

(b) The foregoing definitions of Accountant's Confirmation, APS Basic Maintenance Amount, APS Basic Maintenance Cure Date, APS Basic Maintenance Report, Deposit Securities, Discounted Value, Independent Accountant, Initial Margin, Fitch Discount Factor, Fitch Eligible Asset, Fitch Exposure Period, Fitch Industry Classification, Fitch Hedging Transactions, Market Value, Maximum Applicable Rate, Moody's Exposure Period, Moody's Hedging Transactions, Moody's Discount Factor, Moody's Eligible Asset, Moody's Industry Classification, Performing, Short Term Money Market Instruments, Treasury Bonds, U.S. Government Securities, Valuation Date, Variation Margin 1940 Act Cure Date, and 1940 Act APS Asset Coverage (and any terms defined with such definitions) have been determined by the Board of Trustees of the Fund in order to obtain a AAA rating from Fitch and Aaa rating from Moody's on the APS on their Date of Original Issue; and the Board of Trustees of the Fund shall have the authority, without shareholder approval, to amend, alter or repeal from time to time the foregoing definitions and the restrictions and guidelines set forth thereunder if Moody's, Fitch or any Substitute

--------------------------------------------------------------------------------

Rating Agency advises the Fund in writing that such amendment, alteration or repeal will not adversely affect its then current rating on the APS.

(c) The Fund agrees to notify Moody's and Fitch with no less than thirty (30) days' notification of: (i) any material changes to the Fund's organizational documents and material contracts, as determined by the Fund's officers, in their sole discretion, (ii) any redemptions of APS by the Fund, or (iii) any failed Auctions.

2. DIVIDENDS. (a) The Holders of a particular series of APS shall be entitled to receive, when, as and if declared by the Board of Trustees of the Fund, out of funds legally available therefor, cumulative dividends each consisting of cash at the Applicable Rate, and no more, payable on the respective dates set forth below. Dividends on the shares of each series of APS so declared and payable shall be paid in preference to and in priority over any dividends declared and payable on the Common Shares.

(b) (i) Cash dividends on shares of each series of APS shall accumulate from the Date of Original Issue and shall be payable, when, as and if declared by the Board of Trustees, out of funds legally available therefor, commencing on the Initial Dividend Payment Date. Following the Initial Dividend Payment Date for a series of APS, dividends on that series of APS will be payable, at the option of the Fund, either (i) with respect to any 7-Day Dividend Period, any 28-Day Dividend Period and any Short Term Dividend Period of 28 or fewer days, on the day next succeeding the last day thereof, or (ii) with respect to any Short Term Dividend Period of more than 28 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such Short Term Dividend Period or Long Term Dividend Period and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being herein referred to as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, then the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exception discussed above, the next succeeding Dividend Payment Date, subject to such exception, will occur on the next following originally scheduled date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Trustees shall fix the Dividend Payment Date. The Board of Trustees by resolution prior to authorization of a dividend by the Board of Trustees may change a Dividend Payment Date if such change does not adversely affect the contract rights of the Holders of shares of APS set forth in the Declaration of Trust or the Amended By-Laws. The Initial Dividend Period, 7-Day Dividend Periods, 28-Day Dividend Periods and Special Dividend Periods with respect to a series of APS are hereinafter sometimes referred to as Dividend Periods. Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."

(ii) Each dividend shall be paid to the Holders as they appear in the Stock Register as of 12:00 noon, New York City time, on the Business Day preceding the Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as they appear on the Stock Register on a date, not exceeding 15 days prior to the payment date therefor, as may be fixed by the Board of Trustees of the Fund.

(c) (i) During the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date for each series of APS (the "Initial Dividend Period"), the Applicable Rate shall be the Initial Dividend Rate. Commencing on the Initial Dividend Payment Date for each series of APS, the Applicable Rate for each subsequent dividend period (hereinafter referred to as a "Subsequent Dividend Period"), which Subsequent Dividend Period shall commence on and include a Dividend Payment Date and shall end on and include the calendar day prior to the next Dividend Payment Date (or last Dividend Payment Date in a Dividend Period if there is more than one Dividend Payment Date), shall be equal to the rate per annum that results from implementation of the Auction Procedures.

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 B-32

The Applicable Rate for each Dividend Period commencing during a Non-Payment Period shall be equal to the Non-Payment Period Rate; and each Dividend Period, commencing after the first day of, and during, a Non-Payment Period shall be a 7-Day Dividend Period in the cases of Series A APS and Series B APS and a 28-Day Dividend Period in the case of Series C APS. Except in the case of the willful failure of the Fund to pay a dividend on a Dividend Payment Date or to redeem any shares of APS on the date set for such redemption, any amount of any dividend due on any Dividend Payment Date (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Fund has declared such dividend payable on such Dividend Payment Date to the Holders of such shares of APS as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to any shares of APS not paid to such Holders when due may be paid to such Holders in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that, such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. In the case of a willful failure of the Fund to pay a dividend on a Dividend Payment Date or to redeem any shares of APS on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time shall be considered equivalent to payment to such person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day.

(ii) The amount of cash dividends per share of any series of APS payable (if declared) on the Initial Dividend Payment Date, each 7-Day Dividend Period, each 28-Day Dividend Period and each Dividend Payment Date of each Short Term Dividend Period shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period or part thereof that such APS were outstanding and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Long Term Dividend Period, the amount of cash dividends per share of a Series of APS payable (if declared) on any Dividend Payment Date shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be such number of days in such part of such Dividend Period that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

(iii) The Fund may, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, request that the next succeeding Dividend Period for a series of APS be a number of days (other than seven in the cases of Series A APS and Series B APS and 28 in the case of Series C APS), evenly divisible by seven and not fewer than seven nor more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that the Fund may not give a Request for Special Dividend Period of greater than 28 days (and any such request shall be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids shall have existed in the last occurring Auction and unless full cumulative dividends, any amounts due with respect to redemption's, payable prior to such date have been paid in full. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for a series of APS and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days

--------------------------------------------------------------------------------
prior to an Auction Date for a series of APS. Upon receiving such Request for Special Dividend Period, the Broker-Dealer(s) shall jointly determine whether, given the factors set forth below, it is advisable that the Fund issue a Notice of Special Dividend Period for the series of APS as contemplated by such Request for Special Dividend Period and the Optional Redemption Price of the APS during such Special Dividend Period and the Specific Redemption Provisions and shall give the Fund and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In making such determination the Broker-Dealer(s) will consider (1) existing short-term and long-term market rates and indices of such short-term and long-term rates, (2) existing market supply and demand for short-term and long-term securities, (3) existing yield curves for short-term and long-term securities comparable to the APS, (4) industry and financial conditions which may affect the APS, (5) the investment objective of the Fund, and (6) the Dividend Periods and dividend rates at which current and potential beneficial holders of the APS would remain or become beneficial holders. If the Broker-Dealer(s) shall not give the Fund and the Auction Agent a Response by such second Business Day or if the Response states that given the factors set forth above it is not advisable that the Fund give a Notice of Special Dividend Period for the series of APS, the Fund may not give a Notice of Special Dividend Period in respect of such Request for Special Dividend Period. In the event the Response indicates that it is advisable that the Fund give a Notice of Special Dividend Period for the series of APS, the Fund may by no later than the second Business Day prior to such Auction Date give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer which notice will specify (i) the duration of the Special Dividend Period, (ii) the Optional Redemption Price as specified in the related Response and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Fund also shall provide a copy of such Notice of Special Dividend Period to Moody's and Fitch. The Fund shall not give a Notice of Special Dividend Period and, if the Fund has given a Notice of Special Dividend Period, the Fund is required to give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act APS Asset Coverage is not satisfied or the Fund shall fail to maintain Fitch Eligible Assets or Moody's Eligible Assets with an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount, on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate which the Broker-Dealers shall advise the Fund is an approximately equal rate for securities similar to the APS with an equal dividend period), (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date or (z) the Broker-Dealer(s) jointly advise the Fund that after consideration of the factors listed above they have concluded that it is advisable to give a Notice of Revocation. The Fund also shall provide a copy of such Notice of Revocation to Fitch and Moody's. If the Fund is prohibited from giving a Notice of Special Dividend Period as a result of any of the factors enumerated in clause (x), (y) or (z) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Dividend Period for any series of APS, the next succeeding Dividend Period will be a 7-Day Dividend Period in the cases of Series A APS and Series B APS and a 28-Day Dividend Period in the case of Series C APS. In addition, in the event Sufficient Clearing Bids are not made in the applicable Auction or such Auction is not held for any reason, such next succeeding Dividend Period will be a 7-Day Dividend Period in the case of Series A APS and Series B APS and 28-Day Dividend Period in the case of Series C APS and the Fund may not again give a Notice of Special Dividend Period for the APS (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 7-Day Dividend Period in the cases of Series A APS and Series B APS and a 28-Day Dividend Period in the case of Series C APS.

(d) (i) Holders shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends and applicable late charges, as herein provided, on the shares of

--------------------------------------------------------------------------------

APS. Except for the late charge payable pursuant to paragraph 2(c)(i) hereof, no interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment on the shares of APS that may be in arrears.

(ii) For so long as any share of APS is Outstanding, the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the shares of APS as to dividends or upon liquidation) in respect of the Common Shares or any other shares of beneficial interest of the Fund ranking junior to or on a parity with the shares of APS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of the Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the shares of APS as to dividends and upon liquidation) or any other such Parity Shares (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with the shares of APS as to dividends and upon liquidation), unless (A) immediately after such transaction, the Fund shall have Fitch Eligible Assets and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount and the Fund shall maintain the 1940 Act APS Asset Coverage, (B) full cumulative dividends on shares of APS and shares of Other APS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, and
(C) the Fund has redeemed the full number of shares of APS required to be redeemed by any provision for mandatory redemption contained herein.

(e)  No fractional shares of APS shall be issued.

3. LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the Holders shall be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any Common Shares or any other shares of beneficial interest ranking junior in right of payment upon liquidation to the APS, the sum of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) thereon to the date of distribution, and after such payment the Holders will be entitled to no other payments. If upon any liquidation, dissolution or winding up of the Fund, the amounts payable with respect to the APS and any other Outstanding class or series of Preferred Shares of the Fund ranking on a parity with the APS as to payment upon liquidation are not paid in full, the Holders and the holders of such other class or series will share ratably in any such distribution of assets in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the Holders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation, merger or statutory share exchange of the Fund with or into any other fund or entity or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.

4. REDEMPTION. (a) Shares of APS shall be redeemable by the Fund as provided below:

(i) To the extent permitted under the 1940 Act and Massachusetts law, upon giving a Notice of Redemption, the Fund at its option may redeem shares of any series of APS, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share, on any Dividend Payment Date; provided that no share of APS may be redeemed at the option of the Fund during (A) the Initial Dividend Period with respect to a series of shares or (B) a Non-Call Period to which such share is subject. In addition, holders of APS which are redeemed shall be entitled to receive Additional Dividends to the extent provided herein. The Fund may not give a Notice of Redemption relating to an optional redemption as described in this paragraph 4(a)(i) unless, at the time of giving such Notice of Redemption, the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount due to Holders by reason of the redemption of their shares of APS on such redemption date,

--------------------------------------------------------------------------------
and the Discounted Value of Fitch Eligible Assets and Moody's Eligible Assets at least equals the APS Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date.

(ii) The Fund shall redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, shares of APS to the extent permitted under the 1940 Act and Massachusetts law, on a date fixed by the Board of Trustees, if the Fund fails to maintain Fitch Eligible Assets and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount as provided in paragraph 7(a) or to satisfy the 1940 Act APS Asset Coverage as provided in paragraph 6 and such failure is not cured on or before the APS Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. The number of shares of APS to be redeemed shall be equal to the lesser of (i) the minimum number of shares of APS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all shares of other Preferred Shares then Outstanding subject to redemption or retirement, would result in the Fund having Fitch Eligible Assets and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or satisfaction of the 1940 Act APS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares of APS and shares of other Preferred Shares the redemption of which would have such result, all shares of APS and shares of other Preferred Shares then Outstanding shall be redeemed), and (ii) the maximum number of shares of APS, together with all shares of other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor on such redemption date. In determining the number of shares of APS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed which would result in the Fund having Fitch Eligible Assets and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or satisfaction of the 1940 Act APS Asset Coverage, as the case may be, pro rata among shares of APS of all series, Other APS and other Preferred Shares subject to redemption pursuant to provisions similar to those contained in this paragraph 4(a)(ii); provided that, shares of APS which may not be redeemed at the option of the Fund due to the designation of a Non-Call Period applicable to such shares (A) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and (B) will be selected for redemption in an ascending order of outstanding number of days in the Non-Call Period (with shares with the lowest number of days to be redeemed first) and by lot in the event of shares having an equal number of days in such Non-Call Period. The Fund shall effect such redemption on a Business Day which is not later than 35 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of shares of APS and shares of other Preferred Shares which are subject to mandatory redemption or the Fund otherwise is unable to effect such redemption on or prior to 35 days after such Cure Date, the Fund shall redeem those shares of APS which it is unable to redeem on the earliest practicable date on which it is able to effect such redemption out of funds legally available therefor.

(b) Notwithstanding any other provision of this paragraph 4, no shares of APS may be redeemed pursuant to paragraph 4(a)(i) of Article VII, of these Amended By-Laws (i) unless all dividends in arrears on all remaining Outstanding shares of Parity Shares shall have been or are being contemporaneously paid or declared and set apart for payment and (ii) if redemption thereof would result in the Fund's failure to maintain Fitch Eligible Assets and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount. In the event that less than all the Outstanding shares of a series of APS are to be redeemed and there is more than one Holder, the shares of that series of APS to be redeemed shall be selected by lot or such other method as the Fund shall deem fair and equitable.

(c) Whenever shares of APS are to be redeemed, the Fund, not less than 17 nor more than 30 days prior to the date fixed for redemption, shall mail a notice ("Notice of Redemption") by first-class mail, postage prepaid, to each Holder of shares of APS to be redeemed and to the Auction Agent. The Fund

--------------------------------------------------------------------------------
shall cause the Notice of Redemption to also be published in the eastern and national editions of The Wall Street Journal. The Notice of Redemption shall set forth (i) the redemption date, (ii) the amount of the redemption price, (iii) the aggregate number of shares of APS of such series to be redeemed, (iv) the place or places where shares of APS of such series are to be surrendered for payment of the redemption price, (v) a statement that dividends on the shares to be redeemed shall cease to accumulate on such redemption date and (vi) the provision of these Amended By-Laws pursuant to which such shares are being redeemed. No defect in the Notice of Redemption or in the mailing or publication thereof shall affect the validity of the redemption proceedings, except as required by applicable law.

If the Notice of Redemption shall have been given as aforesaid and, concurrently or thereafter, the Fund shall have deposited in trust with the Auction Agent, or segregated in an account at the Fund's custodian bank for the benefit of the Auction Agent, Deposit Securities (with a right of substitution) having an aggregate Discounted Value (utilizing in the case of Fitch the Fitch Exposure Period of 41 Business Days and in the case of Moody's the Moody's Exposure Period of 49 days) equal to the redemption payment for the shares of APS as to which such Notice of Redemption has been given with irrevocable instructions and authority to pay the redemption price to the Holders of such shares, then upon the date of such deposit or, if no such deposit is made, then upon such date fixed for redemption (unless the Fund shall default in making the redemption payment), all rights of the Holders of such shares as shareholders of the Fund by reason of the ownership of such shares will cease and terminate (except their right to receive the redemption price in respect thereof, but without interest), and such shares shall no longer be deemed Outstanding. The Fund shall be entitled to receive, from time to time, from the Auction Agent the interest, if any, on such Deposit Securities deposited with it and the Holders of any shares so redeemed shall have no claim to any of such interest. In case the Holder of any shares so called for redemption shall not claim the redemption payment for his shares within one year after the date of redemption, the Auction Agent shall, upon demand, pay over to the Fund such amount remaining on deposit and the Auction Agent shall thereupon be relieved of all responsibility to the Holder of such shares called for redemption and such Holder thereafter shall look only to the Fund for the redemption payment.

5. VOTING RIGHTS. (a) General. Except as otherwise provided in the Declaration of Trust or Amended By-Laws, each Holder of shares of APS shall be entitled to one vote for each share held on each matter submitted to a vote of shareholders of the Fund, and the holders of Outstanding shares of Preferred Shares, including APS, and of shares of Common Shares shall vote together as a single class; provided that, at any meeting of the shareholders of the Fund held for the election of trustees, the holders of Outstanding shares of Preferred Shares, including APS, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital stock of the Fund, to elect two trustees of the Fund. Subject to paragraph 5(b) hereof, the holders of outstanding shares of beneficial interest of the Fund, including the holders of Outstanding shares of Preferred Shares, including APS, voting as a single class, shall elect the balance of the trustees.

(b) Right to Elect Majority of Board of Trustees. During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Preferred Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of shares of Preferred Shares shall be entitled, voting separately as one class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

(i) if at any time accumulated dividends (whether or not earned or declared, and whether or not funds are then legally available in an amount sufficient therefor) on the Outstanding shares of APS equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified

--------------------------------------------------------------------------------
securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

(ii) if at any time holders of any other shares of Preferred Shares are entitled to elect a majority of the trustees of the Fund under the 1940 Act. Upon the termination of a Voting Period, the voting rights described in this paragraph 5(b) shall cease, subject always, however, to the reverting of such voting rights in the Holders upon the further occurrence of any of the events described in this paragraph 5(b)

(c) Right to Vote with Respect to Certain Other Matters. So long as any shares of APS are Outstanding, the Fund shall not, without the affirmative vote of the Holders of at least a majority of the shares of Preferred Shares Outstanding at the time, voting separately as one class, approve any conversion of the Fund from a closed-end to an open-end investment company and (i) authorize, create or issue any class or series of shares of beneficial interest ranking prior to the APS or any other series of Preferred Shares with respect to payment of dividends or the distribution of assets on liquidation, or (ii) amend, alter or repeal the provisions of the Declaration of Trust, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Declaration of Trust of holders of shares of APS or any other Preferred Shares. To the extent permitted under the 1940 Act, in the event shares of more than one series of APS are Outstanding, the Fund shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Declaration of Trust of a Holder of shares of a series of APS differently than those of a Holder of shares of any other series of APS without the affirmative vote of the holders of at least a majority of the shares of APS of each series adversely affected and Outstanding at such time (each such adversely affected series voting separately as a class). The Fund shall notify Fitch and Moody's ten (10) Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Declaration of Trust, the affirmative vote of the holders of a majority of the Outstanding shares of Preferred Shares, including APS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under
Section 13(a) of the 1940 Act. The class vote of holders of shares of Preferred Shares, including APS, described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Shares and shares of Preferred Shares, including APS, voting together as a single class necessary to authorize the action in question.

(d)  Voting Procedures.

(i) As soon as practicable after the accrual of any right of the holders of shares of Preferred Shares to elect additional trustees as described in paragraph 5(b) above, the Fund shall call a special meeting of such holders and instruct the Auction Agent to mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Fund does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting held during a Voting Period, such Holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), shall be entitled to elect the number of directors prescribed in paragraph 5(b) above. At any such meeting or adjournment thereof in the absence of a quorum, a majority of such holders present in person or by proxy shall have the power to adjourn the meeting without notice, other than by an announcement at the meeting, to a date not more than 120 days after the original record date.

(ii) For purposes of determining any rights of the Holders to vote on any matter or the number of shares required to constitute a quorum, whether such right is created by these Amended By-Laws, by the other provisions of the Declaration of Trust, by statute or otherwise, a share of APS which is not Outstanding shall not be counted.

--------------------------------------------------------------------------------

(iii) The terms of office of all persons who are trustees of the Fund at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

(iv) Simultaneously with the expiration of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to paragraph 5(b) above shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to paragraph 5(b) above shall cease, subject to the provisions of the last sentence of paragraph 5(b).

(e) Exclusive Remedy. Unless otherwise required by law, the Holders of shares of APS shall not have any rights or preferences other than those specifically set forth herein. The Holders of shares of APS shall have no preemptive rights or rights to cumulative voting. In the event that the Fund fails to pay any dividends on the shares of APS, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this paragraph 5.

(f) Notification to Fitch and Moody's. In the event a vote of Holders of APS is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Fitch and Moody's that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and, not later than ten Business Days after the date on which such vote is taken, notify Fitch and Moody's of the result of such vote.

6. 1940 ACT APS ASSET COVERAGE. The Fund shall maintain, as of the last Business Day of each month in which any share of APS is Outstanding, the 1940 Act APS Asset Coverage.

7. APS BASIC MAINTENANCE AMOUNT. The following references in this paragraph 7 to Fitch Eligible Assets and/or Moody's Eligible Assets, as the case may be, are only applicable if Fitch and/or Moody's, as the case may be, is rating the APS.
(a) The Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date Fitch Eligible Assets and Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount Test. Upon any failure to maintain the required Discounted Value, the Fund will use its best efforts to alter the composition of its portfolio to retain a Discounted Value at least equal to the APS Basic Maintenance Amount Test on or prior to the APS Basic Maintenance Cure Date.

(b) On or before 5:00 p.m., New York City time, on the third Business Day after a Valuation Date on which the Fund fails to satisfy the APS Basic Maintenance Amount Test, the Fund shall complete and deliver to the Auction Agent, Moody's and Fitch, a complete APS Basic Maintenance Report as of the date of such failure, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Fund mails to the Auction Agent for delivery on the next Business Day the complete APS Basic Maintenance Report. The Fund will deliver an APS Basic Maintenance Report to the Auction Agent, Moody's and Fitch, on or before 5:00 p.m., New York City time, on the third Business Day after a Valuation Date on which the Fund cures its failure to maintain Fitch Eligible Assets and Moody's, with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount Test or on which the Fund fails to maintain Fitch Eligible Assets and Moody's Eligible Assets, with an aggregate Discounted Value which exceeds the APS Basic Maintenance Amount by 5% or more. The Fund will also deliver an APS Basic Maintenance Report to the Auction Agent, Fitch, and Moody's as of each Bi-Monthly Valuation Date on or before the third Business Day after such date. Additionally, on or before 5:00 p.m., New York City time, on the third Business Day after the first day of a Special Dividend Period, the Fund will deliver an APS Basic Maintenance Report to Fitch,

--------------------------------------------------------------------------------

Moody's and the Auction Agent. The Fund shall also provide Fitch and Moody' with an APS Basic Maintenance Report when specifically requested by Fitch or Moody's, as applicable. A failure by the Fund to deliver an APS Basic Maintenance Report under this paragraph 7(b) shall be deemed to be delivery of an APS Basic Maintenance Report indicating the Discounted Value for Fitch Eligible Assets and Moody's Eligible Assets of the Fund is less than the APS Basic Maintenance Amount Test, as of the relevant Valuation Date.

(c) Within ten (10) Business Days after the date of delivery of an APS Basic Maintenance Report in accordance with paragraph 7(b) above relating to a Valuation Date as of the last Business Day of the Fund's fiscal year, the Independent Accountant will confirm in writing to the Auction Agent, Moody's and Fitch (i) the mathematical accuracy of the calculations reflected in such Report (and in any other APS Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Fund at year-end on such Valuation Date), (ii) that, in such Report (and in such randomly selected Report), the Fund correctly determined the assets of the Fund which constitute Fitch Eligible Assets and Moody's Eligible Assets at such Bi-Monthly Valuation Date in accordance with these Amended By-Laws, (iii) that, in such Report (and in such randomly selected Report), the Fund determined whether the Fund had, at such Valuation Date (and at the Valuation Date addressed in such randomly selected Report) in accordance with these Amended By-Laws, Fitch Eligible Assets and Moody's Eligible Assets of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount Test, (iv) with respect to the Fitch ratings on debt securities, the issuer name, issue size and coupon rate listed in such Report, that the Independent Accountant has requested that Fitch verify such information and the Independent Accountant shall provide a listing in its letter of any differences, (v) with respect to the Moody's ratings on debt securities, the issuer name, issue size and coupon rate listed in such Report, that such information has been verified by Moody's (in the event such information is not verified by Moody's, the Independent Accountant will inquire of Moody's what such information is, and provide a listing in its letter of any differences),
(vi) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Fund's assets to the Fund for purposes of valuing securities in the Fund's portfolio, the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Fund and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) and (vii) with respect to such confirmation to Moody's, that the Fund has satisfied the requirements as defined under "Moody's Hedging Transactions" of these Amended By-Laws (such confirmation is herein called the "Accountant's Confirmation").

(d) Within ten (10) Business Days after the date of delivery of an APS Basic Maintenance Report in accordance with paragraph 7(b) above relating to any Valuation Date on which the Fund failed to maintain Fitch Eligible Assets and Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount, and relating to the APS Basic Maintenance Cure Date with respect to such failure, the Independent Accountant will provide to the Auction Agent, Moody's and Fitch an Accountant's Confirmation as to such APS Basic Maintenance Report.

(e)  If any Accountant's Confirmation delivered pursuant to subparagraphs (c) or
(d) of this paragraph 7 shows that an error was made in the APS Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation as required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Fitch Eligible Assets and Moody's Eligible Assets of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the APS Basic Maintenance Report to the Auction Agent, Moody's and Fitch promptly following receipt by the Fund of such Accountant's Confirmation.

(f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of the shares of APS, the Fund will complete and deliver to Fitch and Moody's an APS Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business

--------------------------------------------------------------------------------

Days of such Date of Original Issue, the Independent Accountant will confirm in writing to Fitch and Moody's (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the aggregate Discounted Value of Fitch Eligible Assets or Moody's Eligible Assets, as applicable reflected thereon equals or exceeds the APS Basic Maintenance Amount reflected thereon. Also, on or before 5:00 p.m., New York City time, on the first Business Day after shares of Common Shares are repurchased by the Fund, the Fund will complete and deliver to Fitch and Moody's an APS Basic Maintenance Report as of the close of business on such date that Common Shares is repurchased.

8. NOTICE. All notices or communications, unless otherwise specified in the Amended By-Laws of the Fund or these Amended By-Laws, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid. Notice shall be deemed given on the earlier of the date received or the date seven days after which such notice is mailed.

9. AUCTION PROCEDURES. (a) Certain definitions. As used in this paragraph 9, the following terms shall have the following meanings, unless the context otherwise requires:

(i)  "APS" means the shares of APS being auctioned pursuant to this paragraph 9.

(ii) "Auction Date" means the first Business Day preceding the first day of a Dividend Period.

(iii)  "Available APS" has the meaning specified in paragraph 9(d)(i) below.

(iv)  "Bid" has the meaning specified in paragraph 9(b)(i) below.

(v)  "Bidder" has the meaning specified in paragraph 9(b)(i) below.

(vi)  "Hold Order" has the meaning specified in paragraph 9(b)(i) below.

(vii) "Maximum Applicable Rate" for any Dividend Period will be the higher of the Applicable Percentage of the Reference Rate or the "Applicable Spread Over the Reference Rate" which term shall mean the rate equaling the sum of the Applicable Spread (as more particularly set forth below) plus the Reference Rate. The Applicable Percentage will be determined based on the credit rating assigned on such date to such shares by Fitch and Moody's (or if Fitch or Moody's shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency) as follows:

                                APPLICABLE
       CREDIT RATINGS          PERCENTAGE OF
----------------------------   THE REFERENCE   APPLICABLE
   MOODY'S       S&P/FITCH         RATE          SPREAD
-------------  -------------   -------------   ----------
Aaa            AAA               125   %       125 bps
Aa3 to Aa1     AA- to AA+        150   %       150 bps
A3 to A1       A- to A+          200   %       200 bps
Baa3 to Baa1   BBB- to BBB+      250   %       250 bps
Ba1 and lower  BB+ and lower     300   %       300 bps

Assuming the Fund maintains an AAA/Aaa rating on the APS, the practical effect of the different methods used to calculate the Maximum Applicable Rate is shown in the table below:

                                 MAXIMUM APPLICABLE                            METHOD USED TO
                                   RATE USING THE       MAXIMUM APPLICABLE     DETERMINE THE
                                APPLICABLE PERCENTAGE     RATE USING THE     MAXIMUM APPLICABLE
REFERENCE RATE                  OF THE REFERENCE RATE   APPLICABLE SPREAD           RATE
--------------                  ---------------------   ------------------   ------------------
1%............................          1.25%                  2.25%             Spread
2%............................          2.50%                  3.25%             Spread
3%............................          3.75%                  4.25%             Spread
4%............................          5.00%                  5.25%             Spread
5%............................          6.25%                  6.25%             Either
6%............................          7.50%                  7.25%           Percentage

--------------------------------------------------------------------------------

The Fund shall take all reasonable action necessary to enable Fitch and Moody's to provide a rating for each series of APS. If Fitch or Moody's shall not make such a rating available, Eaton Vance Management or its affiliates and successors, after consultation with the Fund and the Broker-Dealers, shall select a nationally recognized statistical rating organization to act as a Substitute Rating Agency.

(viii)  "Order" has the meaning specified in paragraph 9(b)(i) below.

(ix)  "Sell Order" has the meaning specified in paragraph 9(b)(i) below.

(x) "Submission Deadline" means 1:30 p.m., New York City time, on any Auction Date or such other time on any Auction Date as may be specified by the Auction Agent from time to time as the time by which each Broker-Dealer must submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date.

(xi)  "Submitted Bid" has the meaning specified in paragraph 9(d)(i) below.

(xii) "Submitted Hold Order" has the meaning specified in paragraph 9(d)(i) below.

(xiii)  "Submitted Order" has the meaning specified in paragraph 9(d)(i) below.

(xiv) "Submitted Sell Order" has the meaning specified in paragraph 9(d)(i) below.

(xv) "Sufficient Clearing Bids" has the meaning specified in paragraph 9(d)(i) below.

(xvi)  "Winning Bid Rate" has the meaning specified in paragraph 9(d)(i) below.

(b) Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders.

(i) Unless otherwise permitted by the Fund, Beneficial Owners and Potential Beneficial Owners may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. A Broker-Dealer may also hold shares of APS in its own account as a Beneficial Owner. A Broker-Dealer may thus submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. On or prior to the Submission Deadline on each Auction Date:

(A)  each Beneficial Owner may submit to its Broker-Dealer information as to:

(1) the number of Outstanding shares, if any, of APS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period;

(2) the number of Outstanding shares, if any, of APS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Beneficial Owner; and/or

(3) the number of Outstanding shares, if any, of APS held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

(B) each Broker-Dealer, using a list of Potential Beneficial Owners that shall be maintained in good faith for the purpose of conducting a competitive Auction, shall contact Potential Beneficial Owners, including Persons that are not Beneficial Owners, on such list to determine the number of Outstanding shares, if any, of APS which each such Potential Beneficial Owner offers to purchase, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Potential Beneficial Owner.

--------------------------------------------------------------------------------

For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or the communication by a Broker-Dealer acting for its own account to the Auction Agent, of information referred to in clause (A) or (B) of this paragraph 9(b)(i) is hereinafter referred to as an "Order" and each Beneficial Owner and each Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (A)(1) of this paragraph 9(b)(i) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause
(A)(2) or (B) of this paragraph 9(b)(i) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (A)(3) of this paragraph 9(b)(i) is hereinafter referred to as a "Sell Order". Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented.

(ii) (A) A Bid by an Existing Holder shall constitute an irrevocable offer to sell:

(1) the number of Outstanding shares of APS specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate per annum specified in such Bid; or (1) such number or a lesser number of Outstanding shares of APS to be determined as set forth in paragraph 9(e)(i)(D) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein; or

(2) a lesser number of Outstanding shares of APS to be determined as set forth in paragraph 9(e)(ii)(C) if such specified rate per annum shall be higher than the Maximum Applicable Rate and Sufficient Clearing Bids do not exist.

(B) A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

(1)  the number of Outstanding shares of APS specified in such Sell Order; or

(2) such number or a lesser number of Outstanding shares of APS to be determined as set forth in paragraph 9(e)(ii)(C) if Sufficient Clearing Bids do not exist.

(C) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

(1) the number of Outstanding shares of APS specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate per annum specified in such Bid; or

(2) such number or a lesser number of Outstanding shares of APS to be determined as set forth in paragraph 9(e)(i)(E) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein.

(c)  Submission of Orders by Broker-Dealers to Auction Agent

(i) Each Broker-Dealer shall submit in writing or through the Auction Agent's Auction Processing System to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and specifying with respect to each Order:

(A) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

(B) the aggregate number of Outstanding shares of APS that are the subject of such Order;

--------------------------------------------------------------------------------

(C)  to the extent that such Bidder is an Existing Holder:

(1) the number of Outstanding shares, if any, of APS subject to any Hold Order placed by such Existing Holder;

(2) the number of Outstanding shares, if any, of APS subject to any Bid placed by such Existing Holder and the rate per annum specified in such Bid; and

(3) the number of Outstanding shares, if any, of APS subject to any Sell Order placed by such Existing Holder; and

(D) to the extent such Bidder is a Potential Holder, the rate per annum specified in such Potential Holder's Bid.

(ii) If any rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1%.

(iii) If an Order or Orders covering all of the Outstanding shares of APS held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period which is not a Special Dividend Period of 91 days or less) and a Sell Order (in the case of an Auction relating to a Special Dividend Period of longer than 91 days) to have been submitted on behalf of such Existing Holder covering the number of Outstanding shares of APS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

(iv) If one or more Orders on behalf of an Existing Holder covering in the aggregate more than the number of Outstanding shares of APS held by such Existing Holder are submitted to the Auction Agent, such Order shall be considered valid as follows and in the following order of priority:

(A) any Hold Order submitted on behalf of such Existing Holder shall be considered valid up to and including the number of Outstanding shares of APS held by such Existing Holder; provided that if more than one Hold Order is submitted on behalf of such Existing Holder and the number of shares of APS subject to such Hold Orders exceeds the number of Outstanding shares of APS held by such Existing Holder, the number of shares of APS subject to each of such Hold Orders shall be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of Outstanding shares of APS held by such Existing Holder;

(B) any Bids submitted on behalf of such Existing Holder shall be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted on behalf of such Existing Holder, up to and including the excess of the number of Outstanding shares of APS held by such Existing Holder over the number of shares of APS subject to any Hold Order referred to in paragraph 9(c)(iv)(A) above (and if more than one Bid submitted on behalf of such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of paragraph 9(c)(iv)(A) above and of the foregoing portion of this paragraph 9(c)(iv)(B) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids shall be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of shares); and the number of shares, if any, subject to Bids not valid under this paragraph 9(c)(iv)(B) shall be treated as the subject of a Bid by a Potential Holder; and

(C) any Sell Order shall be considered valid up to and including the excess of the number of Outstanding shares of APS held by such Existing Holder over the number of shares of APS subject to Hold Orders referred to in paragraph 9(c)(iv)(A) and Bids referred to in paragraph 9(c)(iv)(B); provided that if more than one Sell Order is submitted on behalf of any Existing Holder and the number of shares of APS subject to such Sell Orders is greater than such excess, the number of shares

--------------------------------------------------------------------------------
of APS subject to each of such Sell Orders shall be reduced pro rata so that such Sell Orders, in the aggregate, cover exactly the number of shares of APS equal to such excess.

(v) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate per annum and number of shares of APS therein specified.

(vi) Any Order submitted by a Beneficial Owner as a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

(d) Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

(i) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order", a "Submitted Bid" or a "Submitted Sell Order", as the case may be, or as a "Submitted Order") and shall determine:

(A) the excess of the total number of Outstanding shares of APS over the number of Outstanding shares of APS that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available APS");

(B) from the Submitted Orders whether the number of Outstanding shares of APS that are the subject of Submitted Bids by Potential Holders specifying one or more rates per annum equal to or lower than the Maximum Applicable Rate exceeds or is equal to the sum of:

(1) the number of Outstanding shares of APS that are the subject of Submitted Bids by Existing Holders specifying one or more rates per annum higher than the Maximum Applicable Rate, and

(2) the number of Outstanding shares of APS that are subject to Submitted Sell Orders (if such excess or such equality exists (other than because the number of Outstanding shares of APS in clause (1) above and this clause (2) are each zero because all of the Outstanding shares of APS are the subject of Submitted Hold Orders), such Submitted Bids by Potential Holders being hereinafter referred to collectively as "Sufficient Clearing Bids"); and

(C) if Sufficient Clearing Bids exist, the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") that if:

(1) each Submitted Bid from Existing Holders specifying the Winning Bid Rate and all other Submitted Bids from Existing Holders specifying lower rates per annum were rejected, thus entitling such Existing Holders to continue to hold the shares of APS that are the subject of such Submitted Bids, and

(2) each Submitted Bid from Potential Holders specifying the Winning Bid Rate and all other Submitted Bids from Potential Holders specifying lower rates per annum were accepted, thus entitling the Potential Holders to purchase the shares of APS that are the subject of such Submitted Bids, would result in the number of shares subject to all Submitted Bids specifying the Winning Bid Rate or a lower rate per annum being at least equal to the Available APS.

(ii) Promptly after the Auction Agent has made the determinations pursuant to paragraph 9(d)(i), the Auction Agent shall advise the Fund of the Maximum Applicable Rate and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:

(A) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate;

(B) if Sufficient Clearing Bids do not exist (other than because all of the Outstanding shares of APS are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Applicable Rate; or

--------------------------------------------------------------------------------

(C) if all of the Outstanding shares of APS are the subject of Submitted Hold Orders, that the Dividend Period next succeeding the Auction shall automatically be the same length as the immediately preceding Dividend Period and the Applicable Rate for the next succeeding Dividend Period shall be equal to 90% of the Reference Rate on the date of the Auction.

(e) Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Based on the determinations made pursuant to paragraph 9(d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

(i) If Sufficient Clearing Bids have been made, subject to the provisions of paragraph 9(e)(iii) and paragraph 9(e)(iv), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:

(A) the Submitted Sell Orders of Existing Holders shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate per annum that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the Outstanding shares of APS that are the subject of such Submitted Sell Order or Submitted Bid;

(B) the Submitted Bid of each of the Existing Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding shares of APS that are the subject of such Submitted Bid;

(C) the Submitted Bid of each of the Potential Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be accepted;

(D) the Submitted Bid of each of the Existing Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding shares of APS that are the subject of such Submitted Bid, unless the number of Outstanding shares of APS subject to all such Submitted Bids shall be greater than the number of Outstanding shares of APS ("Remaining Shares") equal to the excess of the Available APS over the number of Outstanding shares of APS subject to Submitted Bids described in paragraph 9(e)(i)(B) and paragraph 9(e)(i)(C), in which event the Submitted Bids of each such Existing Holder shall be accepted, and each such Existing Holder shall be required to sell Outstanding shares of APS, but only in an amount equal to the difference between (1) the number of Outstanding shares of APS then held by such Existing Holder subject to such Submitted Bid and (2) the number of shares of APS obtained by multiplying (x) the number of Remaining Shares by (y) a fraction the numerator of which shall be the number of Outstanding shares of APS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the number of Outstanding shares of APS subject to such Submitted Bids made by all such Existing Holders that specified a rate per annum equal to the Winning Bid Rate; and

(E) the Submitted Bid of each of the Potential Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of Outstanding shares of APS obtained by multiplying
(x) the difference between the Available APS and the number of Outstanding shares of APS subject to Submitted Bids described in paragraph 9(e)(i)(B), paragraph 9(e)(i)(C) and paragraph 9(e)(i)(D) by (y) a fraction the numerator of which shall be the number of Outstanding shares of APS subject to such Submitted Bid and the denominator of which shall be the sum of the number of Outstanding shares of APS subject to such Submitted Bids made by all such Potential Holders that specified rates per annum equal to the Winning Bid Rate.

(ii) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding shares of APS are subject to Submitted Hold Orders), subject to the provisions of paragraph 9(e)(iii),

--------------------------------------------------------------------------------

Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

(A) the Submitted Bid of each Existing Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be rejected, thus entitling such Existing Holder to continue to hold the Outstanding shares of APS that are the subject of such Submitted Bid;

(B) the Submitted Bid of each Potential Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be accepted, thus requiring such Potential Holder to purchase the Outstanding shares of APS that are the subject of such Submitted Bid; and

(C) the Submitted Bids of each Existing Holder specifying any rate per annum that is higher than the Maximum Applicable Rate shall be accepted and the Submitted Sell Orders of each Existing Holder shall be accepted, in both cases only in an amount equal to the difference between (1) the number of Outstanding shares of APS then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (2) the number of shares of APS obtained by multiplying
(x) the difference between the Available APS and the aggregate number of Outstanding shares of APS subject to Submitted Bids described in paragraph 9(e)(ii)(A) and paragraph 9(e)(ii)(B) by (y) a fraction the numerator of which shall be the number of Outstanding shares of APS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the number of Outstanding shares of APS subject to all such Submitted Bids and Submitted Sell Orders.

(iii) If, as a result of the procedures described in paragraph 9(e)(i) or paragraph 9(e)(ii), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of APS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the number of shares of APS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that each Outstanding share of APS purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be a whole share of APS.

(iv) If, as a result of the procedures described in paragraph 9(e)(i), any Potential Holder would be entitled or required to purchase less than a whole share of APS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, allocate shares of APS for purchase among Potential Holders so that only whole shares of APS are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of APS on such Auction Date.

(v) Based on the results of each Auction, the Auction Agent shall determine, with respect to each Broker-Dealer that submitted Bids or Sell Orders on behalf of Existing Holders or Potential Holders, the aggregate number of Outstanding shares of APS to be purchased and the aggregate number of the Outstanding shares of APS to be sold by such Potential Holders and Existing Holders and, to the extent that such aggregate number of Outstanding shares to be purchased and such aggregate number of Outstanding shares to be sold differ, the Auction Agent shall determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Outstanding shares of APS

(f) Miscellaneous. The Fund may interpret the provisions of this paragraph 9 to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not substantially adversely affect the rights of Beneficial Owners of APS. A Beneficial Owner or an Existing Holder (A) may sell, transfer or otherwise dispose of shares of APS only pursuant to a Bid or Sell Order in accordance with the procedures described in this paragraph 9 or to or through a Broker-Dealer, provided that in the case of all transfers other than pursuant to Auctions such Beneficial Owner or Existing Holder, its Broker-Dealer, if applicable, or its Agent Member advises the Auction Agent of such transfer and (B) except as otherwise required by law, shall have the ownership of the shares of APS held by it maintained in book entry form by the Securities Depository in the

--------------------------------------------------------------------------------
account of its Agent Member, which in turn will maintain records of such Beneficial Owner's beneficial ownership. Neither the Fund nor any Affiliate shall submit an Order in any Auction. Any Beneficial Owner that is an Affiliate shall not sell, transfer or otherwise dispose of shares of APS to any Person other than the Fund. All of the Outstanding shares of APS of a series shall be represented by a single certificate registered in the name of the nominee of the Securities Depository unless otherwise required by law or unless there is no Securities Depository. If there is no Securities Depository, at the Fund's option and upon its receipt of such documents as it deems appropriate, any shares of APS may be registered in the Stock Register in the name of the Beneficial Owner thereof and such Beneficial Owner thereupon will be entitled to receive certificates therefor and required to deliver certificates therefor upon transfer or exchange thereof.

10. SECURITIES DEPOSITORY; STOCK CERTIFICATES. (a) If there is a Securities Depository, one certificate for all of the shares of APS of each series shall be issued to the Securities Depository and registered in the name of the Securities Depository or its nominee. Additional certificates may be issued as necessary to represent shares of APS. All such certificates shall bear a legend to the effect that such certificates are issued subject to the provisions restricting the transfer of shares of APS contained in these Amended By-Laws. Unless the Fund shall have elected, during a Non-Payment Period, to waive this requirement, the Fund will also issue stop-transfer instructions to the Auction Agent for the shares of APS. Except as provided in paragraph (b) below, the Securities Depository or its nominee will be the Holder, and no Beneficial Owner shall receive certificates representing its ownership interest in such shares.

(b) If the Applicable Rate applicable to all shares of APS of a series shall be the Non-Payment Period Rate or there is no Securities Depository, the Fund may at its option issue one or more new certificates with respect to such shares (without the legend referred to in paragraph 10(a)) registered in the names of the Beneficial Owners or their nominees and rescind the stop-transfer instructions referred to in paragraph 10(a) with respect to such shares.

--------------------------------------------------------------------------------

         EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND OPPORTUNITIES FUND

                      STATEMENT OF ADDITIONAL INFORMATION
                                            , 2004

                             ---------------------

                      INVESTMENT ADVISER AND ADMINISTRATOR
                             Eaton Vance Management
                                255 State Street
                                Boston, MA 02109

                                   CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                                   PFPC INC.
                                 P.O. Box 43027
                           Providence, RI 02940-3027
                                 (800) 331-1710

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                             Deloitte & Touche LLP
                              200 Berkeley Street
                                Boston, MA 02116

                                     PART C
                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1)   FINANCIAL STATEMENTS:

      Included in Part A:
      Financial Highlights

      Included in Part B:
      Independent Auditor's Report
      Statement of Assets and Liabilities
      Notes to Financial Statement
      Unaudited Financial Statements
-------------------------------

(2)   EXHIBITS:

      (a) Agreement and Declaration of Trust dated February 27, 2004 is incorporated herein by reference to the Registrant's initial Registration Statement on Form N-2 (File Nos. 333-113177 and 811-21519) as to the Registrant's common shares of beneficial interest ("Common Shares") filed with the Securities and Exchange Commission on March 1, 2004 (Accession No. 0000898432-04-000208)
            ("Initial Common Shares Registration Statement").

      (b)   (1)   By-Laws are incorporated herein by reference to the
                  Registrant's Initial Common Shares Registration Statement.

            (2)   Form of Amended By-Laws filed herewith.

      (c)   Not applicable.

      (d)   (1)   Form of Specimen Certificate for Common Shares of Beneficial
                  Interest is incorporated by reference to Pre-Effective
                  Amendment No. 2 to the Registrant's Initial Common Shares
                  Registration Statement filed with the Commission on March 25,
                  2004 (Accession No. 0000950135-04-001508) ("Pre-Effective
                  Amendment No. 2 to the Registrant's Initial Common Shares
                  Registration Statement").

            (2) Form of Specimen Certificate of Series A Auction Preferred Shares filed herewith.

            (3) Form of Specimen Certificate of Series B Auction Preferred Shares filed herewith.

            (4) Form of Specimen Certificate of Series C Auction Preferred Shares filed herewith.

      (e) Form of Dividend Reinvestment Plan is incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Initial Common Shares Registration Statement.

      (f)   Not applicable.

      (g)   (1)   Investment Advisory Agreement dated March 15, 2004 is
                  incorporated herein by reference to Registrant's Pre-Effective
                  Amendment No. 2 to the Initial Common Shares Registration
                  Statement.

            (2) Expense Reimbursement Arrangement dated March 15, 2004 is incorporated herein by reference to Registrant's Pre-Effective Amendment No. 2 to the Initial Common Shares Registration Statement.

      (h)   (1)   Form of Underwriting Agreement is incorporated herein by
                  reference to Registrant's Pre-Effective Amendment No. 2 to the
                  Initial Common Shares Registration Statement.

            (2) Form of Master Agreement Among Underwriters is incorporated herein by reference to Registrant's Pre-Effective Amendment No. 2 to the Initial Common Shares Registration Statement.

            (3) Form of Master Selected Dealers Agreement is incorporated herein by reference to Registrant's Pre-Effective Amendment No. 2 to the Initial Common Shares Registration Statement.

            (4) Form of Underwriting Agreement as to Registrant's Auction Preferred Shares is filed herewith.

            (5) Form of Master Agreement Among Underwriters as to Registrant's Auction Preferred Shares is incorporated herein by reference to Registrant's Pre-Effective Amendment No. 2 to the Initial Common Shares Registration Statement.

            (6) Form of Master Selected Dealers Agreement as to Registrant's Auction Preferred Shares is incorporated herein by reference to Registrant's Pre-Effective Amendment No. 2 to the Initial Common Shares Registration Statement.

      (i) The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November 1, 1994).

      (j)   (1)   Master Custodian Agreement with Investors Bank & Trust Company dated March 15, 2004 is incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Initial
                  Common Shares Registration Statement.

            (2) Extension Agreement dated August 31, 2000 to Master Custodian Agreement with Investors Bank & Trust Company filed as Exhibit
                  (g)(4) to Pre-Effective Amendment No. 85 of Eaton Vance Municipals Trust (File Nos. 33-572, 811-4409) filed with the Commission on January 23, 2001 (Accession No. 0000940394-01-500027) and incorporated herein by reference.

            (3) Delegation Agreement dated December 11, 2000, with Investors Bank & Trust Company filed as Exhibit (j)(e) to the Eaton Vance Prime Rate Reserves N-2, Amendment No. 5 (File Nos. 333-32267, 811-05808) filed April 3, 2002 (Accession No.
                  0000940394-01-500126) and incorporated herein by reference.

      (k)   (1)   Supplement to the Transfer Agency and Services Agreement dated
                  March 15, 2004 is incorporated by reference to Pre-Effective
                  Amendment No. 2 to the Registrant's Initial Common Shares
                  Registration Statement.

            (2) Transfer Agency and Services Agreement as amended and restated on June 16, 2003, filed as Exhibit (k)(2) to the Registration Statement of Eaton Vance Tax-Advantaged Dividend Income Fund (File Nos. 333-107050 and 811-21400) filed July 15, 2003
                  (Accession No. 0000898432-03- 000638) and incorporated herein by reference.

            (3) Administration Agreement dated March 15, 2004 is incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Initial Common Shares Registration Statement.

            (4) Form of Shareholder Servicing Agreement is incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Initial Common Shares Registration Statement.

            (5) Form of Additional Compensation Agreement is incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Initial Common Shares Registration Statement.

            (6) Form of Auction Agent Agreement between Registrant and the Auction Agent as to Registrant's Auction Preferred Shares filed herewith.

            (7) Form of Broker-Dealer Agreement as to Registrant's Auction Preferred Shares filed herewith.

      (l) Opinion and Consent of Kirkpatrick & Lockhart LLP as to Registrant's Auction Preferred Shares filed herewith.

      (m)   Not applicable.

      (n)   Consent of Independent Auditors filed herewith.

      (o)   Not applicable.

      (p) Letter Agreement with Eaton Vance Management incorporated by reference to Pre-Effective Amendment No. 3 to the Registrant's Initial Common Shares Registration Statement filed with the Commission on April 23, 2004 (Accession No. 0000950135-04-002006).

      (q)   Not applicable.

      (r) Code of Ethics adopted by Eaton Vance Corp., Eaton Vance Management, Boston Management and Research, Eaton Vance Distributors, Inc. and the Eaton Vance Funds effective September 1, 2000, as revised June 4, 2002, filed as Exhibit (p) to Pre- Effective Amendment No. 45 of Eaton Vance Investment Trust (File Nos. 33-1121, 811-4443) filed July 24, 2002 (Accession No. 0000940394-02-000462) and incorporated herein by reference.

      (s) Power of Attorney dated March 15, 2004 is incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Initial Common Shares Registration Statement.

ITEM 25. MARKETING ARRANGEMENTS

      See Form of Underwriting Agreement filed herewith.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

      The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees                                   $    18,371.50
National Association of Securities Dealers, Inc. Fees                    0.00
Rating Agency Fees                                             $   165,000.00
Costs of Printing and Engraving                                $   100,000.00
Accounting Fees and Expenses                                   $    30,000.00
Legal Fees and Expenses                                        $   150,000.00
                                                               ==============
Total                                                          $   463,371.50

ITEM 27 PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

      None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

      Set forth below is the number of record holders as of June 30, 2004, of each class of securities of the Registrant:

                   Title of Class                                   Number of Record Holders
                   --------------                                   ------------------------
Common Shares of Beneficial interest, par value                                9
$0.01 per share
Series A Auction Preferred Shares, par value                                   0
$0.01 per share
Series B Auction Preferred Shares, par value                                   0
$0.01 per share
Series C Auction Preferred Shares, par value                                   0
$0.01 per share


ITEM 29. INDEMNIFICATION

      The Registrant's By-Laws filed in the Registrant's Initial Common Shares Registration Statement, the Amended By-Laws filed herewith, the Underwriting Agreement filed in Pre-Effective Amendment No. 2 to the Initial Common Shares Registration Statement and the Form of Underwriting Agreement filed herewith contain provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

      Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 29, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      Reference is made to: (i) the information set forth under the caption Investment advisory and other services" in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 001-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) filed with the Commission, all of which are incorporated herein by reference.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

      All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, and its transfer agent, PFPC Inc., 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

ITEM 32. MANAGEMENT SERVICES

      Not applicable.


ITEM 33. UNDERTAKINGS

      1. The Registrant undertakes to suspend offering of Common Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

      2. Not applicable.

      3. Not applicable.

      4. Not applicable.

      5. The Registrant undertakes that:

a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b. for the purpose of determining any liability under the Securities Act, each pre-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

                                     NOTICE

      A copy of the Agreement and Declaration of Trust of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts, on the 8th day of July 2004.

                                        EATON VANCE TAX-ADVANTAGED
                                        GLOBAL DIVIDEND OPPORTUNITIES FUND

                                        By:  /s/ Duncan W. Richardson*
                                             -----------------------------------
                                             Duncan W. Richardson
                                             President

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                Title                                  Date
---------                                -----                                  ----
/s/ Duncan W. Richardson*                President and Principal Executive      July 8, 2004
-------------------------                Officer
Duncan W. Richardson

/s/ James L. O'Connor                    Treasurer and Principal Financial      July 8, 2004
-------------------------                and Accounting Officer
James L. O'Connor

James B. Hawkes*                         Trustee                                July 8, 2004
-------------------------
James B. Hawkes

Samuel L. Hayes, III*                    Trustee                                July 8, 2004
-------------------------
Samuel L. Hayes, III

William H. Park*                         Trustee                                July 8, 2004
-------------------------
William H. Park

Ronald A. Pearlman*                      Trustee                                July 8, 2004
-------------------------
Ronald A. Pearlman

Norton H. Reamer*                        Trustee                                July 8, 2004
-------------------------
Norton H. Reamer

Lynn A. Stout*                           Trustee                                July 8, 2004
-------------------------
Lynn A. Stout

*By:
         ----------------------------------------
         James L. O'Connor (As attorney in-fact)

                                INDEX TO EXHIBITS

(b)(2)   Form of Amended By-Laws
(d)(2)   Form of Specimen Certificate of Series A Auction Preferred Shares
(d)(3)   Form of Specimen Certificate of Series B Auction Preferred Shares
(d)(4)   Form of Specimen Certificate of Series C Auction Preferred Shares
(h)(4)   Form of Underwriting Agreement as to Registrant's Auction Preferred
         Shares
(k)(6)   Form of Auction Agent Agreement
(k)(7)   Form of Broker-Dealer Agreement
(l)      Opinion and Consent of Kirkpatrick & Lockhart LLP
(n)      Consent of Independent Auditors